UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Look inside for details on the 2006 Columbia Acorn Funds Annual Shareholder Information Meeting.

Columbia Acorn

Family of Funds

Class Z Shares

Semiannual Report

June 30, 2006

■  Columbia Acorn Fund

■  Columbia Acorn International

■  Columbia Acorn USA

■  Columbia Acorn International Select

■  Columbia Acorn Select

■  Columbia Thermostat Fund

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

Please join us at the

2006

Annual Shareholder Information Meeting

September 26, 2006
9 a.m. – 10 a.m. Central time

Chase Auditorium
(formerly Bank One),
Plaza Level
38 South Dearborn Street
Chicago, IL 60602

Refreshments will be served prior to the meeting.

Please RSVP by September 19 by calling
(800) 922-6769

(  Not able to make it but interested in hearing from your portfolio managers?

  This year you can call to listen to an audio recording of the meeting. The recording will be available by 3 p.m. Central Standard Time on September 26 and can be accessed using the following number and pass code.

  Toll Free dial-in number to listen to a recorded replay of the 2006 meeting: (888) 613-4193

  Pass code to enter when calling: 4120362

8Questions? Email Us!

We'd love to hear from you! Email your questions to us at the following email address. Please DO NOT send questions regarding your personal account to this address. Questions regarding your account should be directed to our shareholder services representatives at (800) 922-6769. Your questions will help our portfolio managers in preparing their presentations. Answers to your questions will be made available soon after the meeting date.

Email questions to:
dg.227w-meeting_questions@bankofamerica.com

For directions and parking information, see the inside back cover of this report.

Columbia Acorn Family of Funds Semiannual Report 2006

Table of Contents

Performance At A Glance	2

Squirrel Chatter II: Understanding our Team Approach	3

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	34

Statement of Investments	36

Portfolio Diversification	41

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	42

Statement of Investments	43

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	49

Statement of Investments	50

Portfolio Diversification	53

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	54

Statement of Investments	55

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	76

Statement of Assets and Liabilities	77

Statement of Operations	78

Statement of Changes in Net Assets	79

Financial Highlights	81

Notes to Financial Statements	82

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	60

Statements of Operations	61

Statements of Changes in Net Assets	62

Financial Highlights	66

Notes to Financial Statements	70

Management Fee Evaluation of the Senior Officer	86

Columbia Acorn Family of Funds Information	91

>2006 Mid-Year Distributions

The following table details the Funds' mid-year distributions. The record date was June 5, 2006. The ex-dividend date was June 6, 2006 and the payable date was June 7, 2006.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.3132	None	$29.24
Columbia Acorn International	None	$0.5514	$0.0775	$37.43
Columbia Acorn USA	None	$0.1016	None	$27.40
Columbia Acorn International Select	None	None	$0.0496	$23.10
Columbia Acorn Select	$0.0862	None	$0.0492	$23.73
Columbia Thermostat Fund	$0.0046	$0.2367	$0.0467	$12.47

The discussion in this report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a Fund's portfolio holdings based on these views and the fund's circumstances at that time.

1

>Performance At A Glance Class Z Average Annual Total Returns through 6/30/06

	NAV on 6/30/06	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of fund
Columbia Acorn Fund (6/10/70)	$29.49	-3.73%	5.81%	16.44%	21.94%	12.31%	14.97%	16.29%
Russell 2500		-4.34%	6.32%	13.53%	19.16%	9.65%	11.13%	NA
S&P 500		-1.44%	2.71%	8.63%	11.22%	2.49%	8.32%	11.79%
Lipper Small-Cap Core Funds Index		-4.76%	6.30%	14.52%	18.59%	9.13%	10.03%	NA
Lipper Mid-Cap Core Funds Index		-3.29%	4.31%	12.07%	16.41%	7.25%	10.42%	NA
Columbia Acorn International (9/23/92)	$37.58	-1.11%	14.27%	35.18%	32.82%	15.42%	11.63%	13.74%
S&P/Citigroup EMI Global ex-US		-1.70%	10.57%	31.22%	31.90%	18.28%	8.46%	9.60%
MSCI EAFE		0.70%	10.16%	26.56%	23.94%	10.02%	6.39%	8.17%
Lipper Int'l Small-Cap Funds Index		-2.72%	10.26%	31.71%	32.29%	17.72%	11.64%	NA
Columbia Acorn USA (9/4/96)	$27.52	-4.39%	2.19%	9.45%	19.51%	9.58%		14.04%
Russell 2000		-5.02%	8.21%	14.58%	18.70%	8.50%		9.63%
Lipper Small-Cap Core Funds Index		-4.76%	6.30%	14.52%	18.59%	9.13%		10.65%
S&P 500		-1.44%	2.71%	8.63%	11.22%	2.49%		8.68%
Columbia Acorn Int'l Select (11/23/98)	$23.16	0.48%	12.83%	30.10%	27.83%	11.83%		12.25%
S&P/Citigroup World ex-US Cap Range $2-10B		-0.61%	10.29%	31.69%	30.15%	15.80%		11.52%
MSCI EAFE		0.70%	10.16%	26.56%	23.94%	10.02%		6.04%
Lipper International Funds Index		-0.52%	9.30%	27.26%	23.15%	10.14%		7.24%
Columbia Acorn Select (11/23/98)	$23.87	-2.22%	5.43%	17.28%	15.89%	11.75%		14.46%
S&P MidCap 400		-3.14%	4.24%	12.98%	18.14%	9.30%		11.95%
Lipper Mid-Cap Growth Index		-4.64%	4.40%	15.46%	15.12%	2.64%		6.86%
S&P 500		-1.44%	2.71%	8.63%	11.22%	2.49%		2.74%
Columbia Thermostat Fund (9/25/02)†	$12.53	-0.55%	2.56%	6.65%	9.08%			10.83%
S&P 500		-1.44%	2.71%	8.63%	11.22%			14.41%
Lehman Brothers U.S. Credit Intermediate Bond Index		0.06%	-0.47%	-0.61%	1.83%			3.97%
Lipper Flexible Portfolio Funds Index		-1.30%	3.07%	10.01%	10.40%			12.58%

*Not annualized.

Performance shown here is past performance which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit columbiafunds.com for daily and month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Class Z shares are sold only at NAV with no 12b-1 fee. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the Funds' prospectus for details.

Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MidCap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. Russell 2500 is the smallest 2,500 U.S. companies from this same group. S&P/Citigroup EMI Global ex-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollar-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

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>Squirrel Chatter II: Understanding our Team Approach

In recent Squirrel Chatters, I've discussed drivers to the historically strong, long-term performance of the Columbia Acorn Funds.1 First, I addressed our style—investing in small- and mid-cap stocks using a Growth-at-a-Reasonable-Price discipline. Next, I covered our analytical process—how we research, value and track our investments. In this final part of the series, I cover why we need a large analyst team, how we hire and train analysts, and how we empower and evaluate them.

A Large Team Provides Full Market Coverage

Investment management consultants and the financial press often express concern when small- and mid-cap funds become large. For years, many postulated that small-cap managers would stop outperforming their benchmarks once their assets exceeded $1 billion. Columbia Acorn Fund hit $1 billion in 1991. We agree that small-cap funds cannot grow indefinitely. However, historically we believe we have succeeded in managing assets far above the supposed $1 billion "limit" by employing a large analyst team.2

Based on our observations, it seems that many small- and mid-cap portfolios are managed by one or two managers, often without the help of additional analysts. (Their investment adviser may employ lots of other analysts, but they usually are focused on large-cap stocks). Many investment professionals have expertise in just a few industries or geographic regions. Consequently, small management teams tend to focus their funds on relatively small sectors of the market. When their sectors are hot, they can achieve astounding performance, and their funds can grow rapidly. We've seen this happen to some funds during technology and energy booms in the past. When the sector turned, however, many of the funds crashed and burned.

We've taken a different approach. At Columbia Wanger Asset Management, we have built a team of 21 analysts (including our portfolio managers, who are also analysts), covering virtually all important industries and geographic regions. We are not aware of any other investment firm with so many analysts focusing solely on small- and mid-cap stocks. Broad coverage can be crucial especially near market turning points. For instance, when many competitors concentrated their research and their portfolios in technology, media and communications stocks in 2000, a broader perspective led us to U.S. real estate stocks that appeared cheap at the time. We added REITs to Columbia Acorn Fund, which helped to boost fund performance for several years.

Hiring Good Analysts

In order to maintain and grow a large analyst team, Columbia Wanger Asset Management is in a perpetual hiring mode. Our directors of research, Rob Mohn on the domestic side and Zach Egan on the international side, are always looking for good people.

We require analyst candidates to have what we call a "tool kit of knowledge." Accounting, finance and economics skills are required for all analysts. In addition, cultural knowledge and language skills are needed for our international analysts. Accounting is mentioned first because we believe accounting is essential in valuing companies. We once had an analyst candidate tell us during an interview, "Some people think accounting is important for securities analysts, but I don't." Well, we do. That candidate is not a part of our investment team.

We also want candidates to be stock nuts (quite appropriate for the Columbia Acorn Funds). By that we mean people who are thinking about stocks day and night. We envision an ideal candidate as having a stack of annual reports next to the most comfortable seat at home. The candidate should be constantly on the lookout for investment opportunities, even when strolling down

3

the street. If parking lots are raising their rates, or if a restaurant chain has people lined up out the door, a true stock nut will see these as possible investment opportunities.

Academic and professional credentials, combined with investment experience listed in a candidate's resume, provide evidence of a tool kit and stock nut. Discerning our other important requirement—an economic mind—requires face time. By economic mind we mean having the ability to recognize what may be a good business over the long term and how a changing environment could affect the business. Some people seem to have that shrewdness by nature while others seem incapable of learning it.

Unless we lose an experienced analyst who follows a crucial area, we prefer to hire analysts with modest prior experience. More experienced analysts may have developed bad habits elsewhere that could be very difficult to change.

Mentoring New Analysts

We don't have a formal training program for analysts. Instead, our senior analysts mentor newer analysts. Typically, as a senior analyst becomes overburdened we "hive off" a segment of his or her coverage area, and hire a new analyst to follow it. The new analyst then inherits some stocks to follow.

As a new analyst begins to cover inherited stocks, the mentor has him or her pursue the information, valuation and time horizon edges that we discussed last quarter. The two analysts may conduct a few management meetings and attend a few conferences together so they can compare notes and the mentor can help the new analyst adopt our process and style.

We expect our analysts to properly distill, interpret and communicate information. Our analysts need to distill the massive amounts of information down to the most crucial variables. They need to see through public relations "spin" provided by companies and correctly interpret fundamentals. For example, when a company claims that it "hit earnings targets" a few weeks after it lowered those targets, our analysts can't conclude that things are fine. "Disappointing quarter, as preannounced" is a more appropriate report headline. Likewise, some brokerage firm analysts tend to "adjust" earnings estimates when business is poor. Our analysts need to communicate with words describing direction and magnitude, such as "trim" or "slash." Finally, some companies and analysts may low-ball estimates so they can raise them later, creating good news. We want unbiased estimates from our analysts, which in turn should facilitate better decisions.

Empowering and Evaluating Analysts

Many investment firms have their analysts provide information and make recommendations and have their portfolio managers make decisions. In this traditional structure, accountability is often lacking. Analysts want credit for good recommendations, whether purchased or not, and tend to forget poor recommendations, especially those that were rejected. Portfolio managers tend to believe their decisions drove performance when performance was good, but tend to blame analysts when performance was bad.

Due to the size of our flagship funds,3 the quality of our analysts, our desire for accountability, and our belief that our analysts understand their stocks better than our portfolio managers do, Columbia Acorn Fund and Columbia Acorn International senior analysts have authority to buy and sell individual stocks. Portfolio managers and mentors provide quick approval for reasonable transactions proposed by newer analysts. Portfolio managers also make strategic decisions, including industry and country weightings.

We consider our investment process to be crucial to our success, and for newer analysts we first focus on proper implementation of our proven process. Over time, results matter. We carefully track performance of our analysts' holdings and compare actual performance to analyst benchmarks comprised of their coverage areas' performance. Analysts' job one is to beat their benchmarks. Job two is to forecast whether their areas are likely to outperform and to accurately recommend weightings for their areas in the Funds. Successful analysts are highly rewarded.

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I hope you have found this series on our investment process to be informative. Over the years we've provided much of this information during our annual shareholder meetings and thought it may be of interest to all shareholders. We believe our approach has driven our historically strong long-term track record. We can't expect to outperform our benchmarks every year, but we do intend to continue to work hard and stay true to our time-tested approach.

CWAM News

We are pleased to announce two additions to our analyst team. Gregory Pinsky joined our domestic team, adding to our research of industrial goods, services and materials. His coverage areas include employment services (temporary help and recruiters), waste management and the business services industry. Prior to joining Columbia Wanger Asset Management, Greg was an equity investment analyst at T. Rowe Price Associates. A Certified Public Accountant, Greg received his MBA from the University of Chicago and his bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Jeannie Cheung joined our international analyst team to cover China, Taiwan and Korea. She is currently employed by Columbia Wanger Asset Management's parent company, Bank of America, in Hong Kong, to provide research to Columbia Wanger Asset Management. Jeannie has worked as an equity analyst since 1991 and was most recently director of China research for Credit Suisse (Hong Kong). Jeannie has a CFA designation and has also completed a master's degree in finance and investment at the University of Exeter in the United Kingdom.

Beginning this quarter, our shareholder reports have a new look. The Columbia Acorn Funds' quarterly reports have adopted a similar look to other funds distributed by Columbia Management.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Past performance is no guarantee of future results.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

1  As of June 30, 2006 Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select all beat their benchmark indexes since inception. See Page 2 for full performance information. Columbia Thermostat Fund performance since inception through June 30, 2006 was between the S&P 500 and the Lehman Brothers U.S. Credit Intermediate Bond Index, which is in line with the Fund's investment objective.

2  Our understanding of the competing small-cap analyst team size is based on conversations we have had with competitors and information provided by third-parties who report on the fund industry.

3  As of June 30, 2006, Columbia Acorn Fund had $17.9 billion in total net assets. It owned 415 stocks, 334 domestic and 81 foreign. Columbia Acorn International had $3.6 billion and invested in 173 stocks.

The views expressed in Squirrel Chatter II are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

5

>Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

>January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	ratio (%)*
Columbia Acorn Fund	1,000.00	1,000.00	1,058.07	1,021.17	3.73	3.66	0.73
Columbia Acorn International	1,000.00	1,000.00	1,142.67	1,020.13	4.99	4.71	0.94
Columbia Acorn USA	1,000.00	1,000.00	1,021.92	1,019.98	4.86	4.86	0.97
Columbia Acorn International Select	1,000.00	1,000.00	1,128.34	1,018.40	6.81	6.46	1.29
Columbia Acorn Select	1,000.00	1,000.00	1,054.30	1,020.03	4.89	4.81	0.96
Columbia Thermostat Fund	1,000.00	1,000.00	1,025.54	1,023.55	1.26	1.25	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended June 30, 2006.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples

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are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn Fund fell 3.73% in the second quarter, modestly outperforming the small-cap Russell 2500 Index while underperforming the large-cap S&P 500 Index. In the first half of 2006, Columbia Acorn Fund rose 5.81%, slightly less than the Russell 2500 and somewhat more than the S&P 500.

Expeditors International of Washington, Columbia Acorn Fund's largest dollar winner in the first quarter, kept that distinction in the second quarter, delivering another 30% gain. Other winners included takeovers—12 Columbia Acorn stocks put themselves up for sale and announced deals in the quarter! Six takeovers wound up within the top dozen percentage performers for the quarter, including software firm RSA Security and Canadian mining company Falconbridge, each surging over 50%. Sweden's Gambro and Georgia-based Serologicals, both medical products companies, jumped a healthy 30% each. Aerospace components distributor Aviall and natural gas producer Western Gas Resources rounded out the takeover winner's circle, each rising nearly 25%.

Other big winners for the quarter included FMC Technologies, a manufacturer of deep-water oil and gas production systems, which reported earnings well ahead of expectations. So did World Acceptance, a consumer loan company, and both appreciated about 30%. Retailer Christopher & Banks improved its merchandise, regained its sales and earnings momentum, and marked up a 25% gain.

Columbia Acorn Fund's largest percentage losers were three biotech stocks, each giving back in the second quarter far more than they made in the first. DOV Pharmaceuticals reported that a test of a key drug was disappointing, and its stock collapsed 80%. Neurocrine Biosciences and Pozen both failed to get new drug approvals and each plunged about 66%. We sold all three. Retailer Chico's FAS suffered some merchandise misses, and its stock was discounted 34%. We bought more Chico's stock in the quarter, as we believed its problems are temporary.

The Fund's foreign stocks rose 3.14% in the quarter and 19.99% in the half year. Takeovers Falconbridge and Gambro, discussed above, helped drive results for the quarter. During the first half, oil-pipe makers Vallourec and Tenaris jumped 111% and 76%, respectively, while temporary staffing company USG People returned 82%. Swedish kitchen cabinet company Nobia racked up excellent growth, making a 25% gain in the quarter and a 62% return in the half. The Fund's worst performing international stock was Hong Kong's Techtronic Industries, down 43% in the half year.Columbia Acorn Fund's foreign stocks have performed spectacularly well since we decided to increase their weighting three years ago—up 174% vs. an 81% gain for the overall Fund.1 We reviewed all of the Fund's foreign holdings during the period in an attempt to be more selective. We believe that many foreign stocks continue to appear cheaper than U.S. stocks, while others may not have enough upside to compensate for possible risks. Consequently, we cut the Fund's foreign stock weighting slightly, to 13.7%.

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

1  By our calculations, Columbia Acorn Fund's foreign stocks had a total return of 173.71% in the three years ending June 2006. While we are extremely pleased with that return, we note that it is not comparable to mutual fund returns, as it is before expenses and cash effects incurred by actual funds. Also, Columbia Acorn Fund's foreign stockholdings have been heavily weighted toward energy and were not purchased as a balanced, stand-alone portfolio.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Expeditors International of Washington, 1.7%; RSA Security, 0.4%; Falconbridge, 0.4%; Gambro, 0.0%; Serologicals, 0.3%; Aviall, 0.3%; Western Gas Resources, 1.1%; FMC Technologies, 0.9%; World Acceptance, 0.3%; Christopher & Banks, 0.6%; DOV Pharmaceuticals, 0.0%; Neurocrine Biosciences, 0.0%; Pozen, 0.0%; Chico's FAS, 0.9%; Vallourec, 0.2%; Tenaris, 0.3%; USG People, 0.3%; Nobia, 0.3%; Techtronic Industries, 0.1%.

1-800-922-6769

8

Columbia Acorn Fund

>At a Glance  Ticker Symbol: ACRNX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	5.81%	16.44%	12.31%	14.97%
Returns after taxes on distributions	5.64	15.48	11.92	13.13
Returns after taxes on distributions and sale of fund shares	4.00	11.90	10.72	12.39
Russell 2500 (pretax)	6.32	13.53	9.65	11.13
S&P 500 (pretax)	2.71	8.63	2.49	8.32

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year-to-date data not annualized.

Columbia Acorn Fund Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class Z)

>June 10, 1970 through June 30, 2006

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance, and to an initial $238,325 investment in the Russell 2500, an index of the 2,500 smallest U.S. companies, on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV on 6/30/06: $29.49
Total Net Assets of the Fund: $17,916.1 million

*A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.

Columbia Acorn Fund Top 10 Holdings (as a % of net assets)

1. Expeditors International of Washington International Freight Forwarder	1.7%
2. Coach Designer & Retailer of Branded Leather Accessories	1.2%
3. Western Gas Resources Oil & Coal Seam Producer	1.1%
4. AmeriCredit Auto Lending	1.0%
5. Chico's FAS Women's Specialty Retail	0.9%
6. Ultra Petroleum Natural Gas Producer	0.9%
7. FMC Technologies Oil & Gas Well Head Manufacturer	0.9%
8. Crown Castle International Communications Towers	0.9%
9. ITT Educational Services Post-secondary Degree Programs	0.8%
10. Peoples Bank Bridgeport Connecticut Savings & Loan	0.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

9

Columbia Acorn International

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International ended the quarter down 1.11% vs. a 1.70% decline for the benchmark S&P/Citigroup EMI Global ex-US Index. Year-to-date through June 30, the Fund was up 14.27%, well ahead of the 10.57% gain of the index. The Fund's half year return also easily topped the 10.16% return of the large-cap oriented MSCI EAFE Index.

Energy stocks Tullow Oil and Fugro were among the top contributors to performance for both the quarter and the six months. Tullow Oil, an exploration and development company based in the United Kingdom, was up 21% in the quarter and 53% for the half year. Fugro, a Dutch provider of survey services to the offshore industry, posted a 14% return for the quarter and a 37% six-month gain. Both of these stocks are among the Fund's top 10 holdings.

European industrial stocks continued to perform well in the second quarter. Geberit, a Swiss manufacturer of pipes and fittings for plumbers, was up 23% in the quarter and 48% for the six months on improving demand in its key German market. RPS Group, a UK provider of environmental consulting services, gained 29% in the second quarter and was up over 50% for the half year. The stock benefited from strong growth in the energy sector and its other end markets. Sweden's Hexagon, a maker of measurement equipment and polymers, gained 9% in the quarter and was up 37% for the six months on strong trading in its metrology division and successful integration of Leica Geosystems, which it acquired last year.

In the health care sector, Sweden's Gambro, a manufacturer of dialysis and blood care products, gained more than 30% in the quarter and 45% for the half year before being acquired by Swedish investment companies Investor AB and EQT in June. Canadian mining company Falconbridge, up 51% in the quarter and over 78% for the half year, was a beneficiary of drawn out takeover action involving multiple suitors.

Underperformers in the quarter included African retailer Edgars Consolidated Stores, which fell 33% on concerns that rising interest rates may slow down consumption. In Japan, fund manager Sparx Asset Management fell 26% in sympathy with the overall correction in Japanese financial stocks. In Hong Kong, power tool manufacturer Techtronic Industries gave back 24% in the quarter. The stock was hurt by continued poor sentiment on the outlook for U.S. housing and its potential impact on power tool sales.

It is noteworthy that the Fund's slightly negative return for the second quarter masks much higher underlying volatility: The Fund began the quarter on a positive note rising 11.6% before hitting its peak on May 10 and then dropping 19% to reach a low on June 13. From that point, Fund performance recovered 9.4% to end the quarter down just slightly more than 1%. Concerns regarding ongoing increases in global interest rates seem to have conspired with historically high valuations to finally change investor appetite for international risk, particularly in international small-cap equities. Notably, the second quarter was also the first in 10 in which the large-cap EAFE index outperformed the small-cap EMI index. As in the U.S. market, overseas investors generally perceive larger cap stocks to be less risky than their small cap counterparts. As we have mentioned in earlier reports, small-cap international stocks have been strong performers in both absolute terms and relative to their large cap counterparts and no longer offer the valuation discount that they did before. While still finding compelling ideas in the sub US$5 billion market cap universe, we have been selectively adding mid-cap stocks in the US$5 to $10 billion range where valuations as a group are more attractive. Despite the increase in volatility in international small-cap equities, we believe there remain ample opportunities for new acorns to be discovered.

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Investments in foreign securities have special risk, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Tullow Oil, 1.3%; Fugro, 1.5%; Geberit, 1.0%; RPS Group, 0.8%; Hexagon, 1.6%; Gambro, 0.0%; Falconbridge, 0.5%; Edgars Consolidated Stores, 0.5%; Sparx Asset Management, 0.7%; Techtronic Industries, 0.5%.

1-800-922-6769

10

Columbia Acorn International

>At a Glance  Ticker Symbol: ACINX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	14.27%	35.18%	15.42%	11.63%
Returns after taxes on distributions	13.94	34.14	15.14	10.62
Returns after taxes on distributions and sale of fund shares	9.60	24.26	13.55	9.88
S&P/Citigroup EMI Global ex-US (pretax)	10.57	31.22	18.28	8.46

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year-to-date data not annualized.

Columbia Acorn International Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

>September 23, 1992 through June 30, 2006

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US, Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV as of 6/30/06: $37.58
Total Net Assets of the Fund: $3,596.3 million

Columbia Acorn International Top 10 Holdings (as a % of net assets)

1. Hexagon (Sweden) Measurement Equipment & Polymers	1.6%
2. Fugro (Netherlands) Survey & GPS Services	1.5%
3. USG People (Netherlands) Temporary Staffing Services	1.4%
4. Tullow Oil (United Kingdom) Oil & Gas Producer	1.3%
5. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1%
6. Rhoen-Klinikum (Germany) Health Care Services	1.1%
7. April Group (France) Insurance Policy Construction	1.0%
8. Bank of Ireland (Ireland) Irish Commercial Bank	1.0%
9. IAWS Group (Ireland) Baked Goods	1.0%
10. Wincor Nixdorf (Germany) Retail POS Systems & ATM Machines	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

11

Columbia Acorn USA

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

After a first quarter surge, small caps pulled back in the second quarter. Columbia Acorn USA ended the second quarter down 4.39% vs. a 5.02% decline for the Russell 2000. First quarter underperformance dampened returns for the six-month period. Year-to-date through June 30, the Fund was up 2.19% vs. an 8.21% gain for the benchmark.

Six of our stocks received takeover offers during the quarter. Two of the six, Serologicals and Western Gas Resources, were fairly sizeable positions in the Fund and contributed positively to Fund returns as the stocks bounced on acquisition news. Serologicals, a producer of biological products and solutions, gained 29% in the quarter and was up over 59% for the six months. Western Gas Resources, a coal seam gas producer and processor, increased 24% in the second quarter and was up 27% year-to-date.

Other winners for the quarter and half year included FMC Technologies, up 32% in the quarter and 57% year-to-date. FMC makes deep-water oil and gas production systems and has been enjoying robust demand for its products as offshore drilling activity has increased. Crown Castle International, an owner of cellular communication towers, gained 22% in the quarter and 28% for the half year. Its business has been booming as cellular phone companies grab for more wireless capacity in order to beam internet sites, TV shows and other fun stuff to your cell phone.

While several Fund retail stocks faltered in the quarter, Christopher & Banks was the exception. Up 25% in the quarter and 55% for the six months, Christopher & Banks experienced a turnaround as new merchandise was positively received and same-store sales flipped from negative to positive. World Acceptance gained 30% in the quarter and was up 25% for the half year on news of strong loan growth in the second quarter and dramatically lower loan losses.

On the downside, Neurocrine Biosciences' stock collapsed when the FDA withheld full approval for the high dosage of its sleep medication Indiplon. The Fund sold out of the stock, taking a 66% blow for the quarter and 65% loss for the six months.

Interestingly enough, Neurocrine stock fell a further 50% after we got out. As mentioned, several retail names were down in the Fund. Oxford Industries, a maker of branded and private label apparel, fell 23% in the quarter and was off 28% for the six months on disappointing sales in its menswear lines. Chico's FAS, a women's specialty retailer, fell more than 34% in the quarter and 40% in the half year as new merchandise failed to move and sales came in short.

Two technology names, Avid Technology and CNET Networks also hurt Fund performance. Avid suffered indigestion from an acquisition it made last year and announced delays in new product upgrades. The stock was off 23% in the quarter and 38% for the six months. CNET Networks, a provider of software product reviews and niche technology websites, was off 44% in the quarter and 46% for the half year. CNET's business is driven by new product launches, and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy.

The second quarter's pull back in small-cap stocks allowed us to add to positions in fast-growing stocks whose prices had fallen within our valuation criteria. We continue to take advantage of the many opportunities that we believe today's volatile markets offer.

Robert A. Mohn

Lead Portfolio Manager

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Serologicals, 1.2%; Western Gas Resources, 1.2%; FMC Technologies, 1.8%; Crown Castle International, 2.4%; Christopher & Banks, 1.0%: World Acceptance, 1.3%; Neurocrine Biosciences, 0.0%; Oxford Industries, 1.7%; Chico's FAS, 0.6%; Avid Technology, 1.8%; CNET Networks, 0.5%.

1-800-922-6769

12

Columbia Acorn USA

>At a Glance  Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 9/4/96	Year to date*	1 year	5 years	Life of fund
Returns before taxes	2.19%	9.45%	9.58%	14.04%
Returns after taxes on distributions	2.13	8.78	9.29	13.34
Returns after taxes on distributions and sale of fund shares	1.50	7.02	8.28	12.30
Russell 2000 (pretax)	8.21	14.58	8.50	9.63

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year-to-date data not annualized.

Columbia Acorn USA Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $75,000 Investment in Columbia Acorn USA (Class Z)

>September 4, 1996 through June 30, 2006

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV as of 6/30/06: $27.52
Total Net Assets of the Fund: $1,470.3 million

Columbia Acorn USA Top 10 Holdings (as a % of net assets)

1. Crown Castle International Communication Towers	2.4%
2. AmeriCredit Auto Lending	2.1%
3. Esco Technologies Automatic Electric Meter Readers	2.1%
4. ITT Educational Services Post-secondary Degree Programs	1.9%
5. Genlyte Group Commercial Lighting Fixtures	1.9%
6. FMC Technologies Oil & Gas Well Head Manufacturer	1.8%
7. Edwards Lifesciences Heart Valves	1.8%
8. Avid Technology Digital Nonlinear Editing Software & Systems	1.8%
9. Oxford Industries Branded & Private Label Apparel	1.7%
10. Kronos Labor Management Solutions	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

13

Columbia Acorn International Select

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International Select ended the second quarter up 0.48%, outperforming the 0.61% drop of S&P/Citigroup World ex-US Cap Range $2-10B Index. Year-to-date through June 30, the Fund was up 12.83%, well ahead of the 10.29% return of the index.

Strong contributors to performance in the quarter and half year included Sweden's Gambro, a producer of renal and blood care products, and one of the Fund's largest holdings. The stock increased 44% in 2006 before it was acquired by Swedish investment companies Investor AB and EQT in June. Hong Kong Exchanges and Clearing, the Hong Kong equities and derivatives operator and another of the Fund's major holdings, was up 57% for the semiannual period, gaining 8% in the second quarter as it continued to benefit from growing trading volumes and new stock listings from China. Geberit, a Swiss manufacturer of plumbing supplies, gained 48% in the first half of the year and 23% in the second quarter thanks to improving demand in its key German market. C&C Group, an Irish beverage and snack company, was added to the Fund in the first quarter and was among its top five contributors for the quarter and half year. The company continues to make significant inroads into the UK alcoholic beverage market with its hard cider offering that is so popular in Ireland.

Most laggards for the quarter and six months had one thing in common: Japan. After a strong rally in the fourth quarter of 2005 in Japan, corporate governance issues at a few small firms roiled the local markets and contributed to a general sell-off. In the quarter, fund manager Sparx Asset Management fell 28% despite significant earnings upgrades and increases in assets under management. Kansai Paint, a paint producer based in Japan but with operations throughout emerging Asia, fell 13%. Aeon Mall, a suburban shopping mall developer and operator, fell 16%. For the six months, Jupiter Telecommunications, the largest cable service provider in Japan, was off 13%. Outside of Japan, France's SES Global, a provider of satellite broadcasting services, fell 17% in the first half of 2006 due to higher than expected start-up costs for new activities.

While increasing interest rates, higher oil prices and geopolitical concerns have all contributed to rising volatility in the equity markets, earnings for companies in Columbia Acorn International Select's portfolio have generally come in as expected or on the higher side of expectations. As a result, we are seeing more value emerging due to the recent drop in the market. However, things can quickly change and we will continue to monitor the fundamental outlook for Fund holdings closely.

Christopher J. Olson

Lead Portfolio Manager

Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risk, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Gambro, 0.0%; Hong Kong Exchanges and Clearing, 3.3%; Geberit, 2.3%; C&C Group, 3.6%; Sparx Asset Management, 1.6%; Kansai Paint, 1.9%; Aeon Mall, 1.9%; Jupiter Telecommunications, 3.1%; SES Global, 2.2%.

1-800-922-6769

14

Columbia Acorn International Select

>At a Glance  Ticker Symbol: ACFFX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	12.83%	30.10%	11.83%	12.25%
Returns after taxes on distributions	12.75	30.15	11.83	12.17
Returns after taxes on distributions and sale of fund shares	8.34	19.70	10.41	10.89
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)	10.29	31.69	15.80	11.52

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year-to-date data not annualized.

Columbia Acorn International Select Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

>November 23, 1998 through June 30, 2006

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/Citigroup World ex-US Cap Range $2-10B Index, a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV on 6/30/06: $23.16
Total Net Assets of the Fund: $119.2 million

Columbia Acorn International Select Top 10 Holdings (as a % of net assets)

1. Bank of Ireland (Ireland) Irish Commercial Bank	4.2%
2. C&C Group (Ireland) Beverage Company	3.6%
3. Daito Trust Construction (Japan) Apartment Builder	3.5%
4. Anglo Irish Bank (Ireland) Small Business & Middle Market Banking	3.5%
5. Northern Rock (United Kingdom) Lowest Cost Mortgage Bank in UK	3.3%
6. Hoya (Japan) Opto-Electrical Components & Eyeglass Lenses	3.3%
7. Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.3%
8. IAWS Group (Ireland) Baked Goods	3.3%
9. Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.1%
10. Synthes (Switzerland) Products for Orthopedic Surgery	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

15

Columbia Acorn Select

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn Select was down 2.22% in the second quarter vs. a 3.14% decline of the S&P MidCap 400 Index. Year-to-date through June 30, the Fund was up 5.43%, 1.19% greater than its S&P MidCap 400 benchmark and 2.72% greater than the S&P 500's year-to-date gain of 2.71%.

Focusing on the stocks that drove Columbia Acorn Select's performance for the quarter and six months, the Fund had one stock that was consistently up and one stock that was consistently down for the half year. The Fund's up stock was Expeditors International of Washington, a freight forwarding company. Expeditors gained more than 60% for the semiannual period and added 1.6% to the Fund's overall portfolio return. On the negative side, Avid Technology cost the Fund approximately 1.6% of overall performance year-to-date. As mentioned last quarter, Avid's acquisition of Pinnacle did not initially meet expectations. I recently met with Avid's divisional head of Pinnacle, and I also met with an Avid customer. Though it's clear that we put Avid into the Fund too early, our confidence has consistently grown as well as the Fund's share position. We believe Avid is putting the right management and products in place to build on its leading market share in consumer video, broadcast, storage and audio.

Tellabs also hindered performance in the second quarter as the telecom sector seemed to fall out of favor with investors. We still believe Tellabs' strong fundamentals should help the company outperform over the next couple of years.

The Fund sold out of four existing positions in the quarter and purchased one new position. Three of the sales were made because we believed company fundamentals were beginning to weaken (Coventry Health Care, Associated Banc-Corp and Tektronix). IAC/Interactive, a smaller position in the Fund, was sold because we felt it was expensive. The new addition was Sanmina-SCI, a provider of electronics contract manufacturing services (EMS). Columbia Wanger Asset Management owned and sold Sanmina pre-2000 before the EMS industry got overheated. Numerous EMS companies purchased manufacturing assets or other EMS players at ridiculously high prices during the Internet bubble. Sanmina was no exception during this phase; it purchased several companies in 2000 and 2001. Since the acquisitions, Sanmina has struggled to improve its operating margins, but we believe the company is now on track to improve its bottom line.

U.S. stocks began to decline in the weeks following the period end. The main fear is that rising global interest rates could curtail economic growth. The small-cap Russell 2000 Index, which had been up more than 16% early in the second quarter, lost almost all of this gain just following the period end in mid-July. We noted at the end of the third quarter last year that smaller cap stocks were somewhat expensive compared to their larger cap peers. At that point, we were finding better value in larger mid-cap names. In the first few months of this year small caps got even more expensive before taking the mid-year dive. This recent sell-off has corrected some of the excess, and we are now finding some interesting stock ideas to watch among the smaller end of the Fund's investment range. We're not ready to load up on these ideas yet, but we believe that they have a lot of promise and could be drivers of the Fund's portfolio next year. Could the economy slow down in the next few quarters and make some of these ideas less promising? Sure. But it's been our experience that the market usually overreacts to a slowing economy, making new investment ideas more attractive.

Ben Andrews

Lead Portfolio Manager

Columbia Acorn Select is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Expeditors International of Washington; 3.8%; Avid Technology, 2.8%; Tellabs, 6.7%; Coventry Health Care, 0.0%; Associated Banc-Corp, 0.0%; Tektronix, 0.0%; IAC/Interactive, 0.0%; Sanmina-SCI, 0.9%.

1-800-922-6769

16

Columbia Acorn Select

>At a Glance  Ticker Symbol: ACTWX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	5.43%	17.28%	11.75%	14.46%
Returns after taxes on distributions	5.22	16.63	11.50	13.94
Returns after taxes on distributions and sale of fund shares	3.53	11.75	10.22	12.66
S&P MidCap 400 (pretax)	4.24	12.98	9.30	11.95

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year-to-date data not annualized.

Columbia Acorn Select Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $50,000 Investment in Columbia Acorn Select (Class Z)

>November 23, 1998 through June 30, 2006

This graph compares the results of $50,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV on 6/30/06: $23.87
Total Net Assets of the Fund: $1,937.7 million

Columbia Acorn Select Top 10 Holdings (as a % of net assets)

1. Tellabs Telecommunications Equipment	6.7%
2. ITT Educational Services Post-secondary Degree Programs	5.5%
3. Liberty Global CATV Holding Company	4.7%
4. Safeway Supermarkets	4.7%
5. UrAsia Energy (Canada) Uranium Mining in Kazakhstan	4.1%
6. Abercrombie & Fitch Teen Apparel Retailer	4.0%
7. Expeditors International of Washington International Freight Forwarder	3.8%
8. American Tower Communication Towers in USA & Mexico	3.7%
9. Pride International Contract Drilling	3.1%
10. Harley-Davidson Motorcycles & Related Merchandise	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

17

Columbia Thermostat Fund

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter down 0.55%. This compares to a 1.44% decline for the S&P 500 and a 0.06% gain for the Lehman Brothers U.S. Credit Intermediate Bond Index. The Lipper Flexible Portfolio Funds Index fell 1.30% for the three-month period. For the half year, the Fund was up 2.56% vs. 2.71% for the S&P 500, a 0.47% decline for the Lehman Brothers U.S. Credit Intermediate Bond Index and a 3.07% gain for the Lipper Flexible Portfolio Funds Index.

While the bond portion of the portfolio held up slightly better in the second quarter, both stocks and bonds were slightly negative as the markets dropped modestly. The first quarter's equity surge helped the stock portion of the portfolio maintain a gain of 5.79% for the six-month period. The bond portion was down 0.78% for the six months.

The Fund hit two reallocation triggers in the second quarter. In April the stock component was raised 5% to 45% of the portfolio. In June the weighting was raised again to 50% stocks, 50% bonds.

So far 2006 has been the type of investment environment for which Columbia Thermostat Fund was made. Thank you for your investment in the Fund.

Charles P. McQuaid

Lead Portfolio Manager

Results of the Funds Owned in Columbia Thermostat Fund at June 30, 2006

Equities

Fund	Weightings in Category	2nd quarter returns	6-month returns to 6/30/06
Columbia Acorn Fund	15%	-3.73%	5.81%
Columbia Acorn Select	10%	-2.22%	5.43%
Columbia Large Cap Value Fund	15%	-0.57%	5.45%
Columbia Acorn International	15%	-1.11%	14.27%
Columbia Dividend Income Fund	20%	0.48%	4.07%
Columbia Large Cap Enhanced Core Fund	25%	-2.15%	2.40%
Weighted Average Equity Return	100%	-1.45%	5.79%

Fixed Income

Fund	Weightings in Category	2nd quarter returns	6-month return to 6/30/06
Columbia Federal Securities Fund	30%	-0.26%	-1.13%
Columbia Intermediate Bond Fund	50%	-0.22%	-0.71%
Columbia Conservative High Yield Fund	20%	-1.70%	-0.42%
Weighted Average Income Return	100%	-0.53%	-0.78%

Columbia Thermostat Fund Rebalancing in the Second Quarter

April 17, 2006:	45% stock, 55% bond
June 13, 2006:	50% stock, 50% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Investing in small- and mid-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investments in foreign securities have special risks including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

1-800-922-6769

18

Columbia Thermostat Fund

>At a Glance  Ticker Symbol: COTZX

Pretax and After-tax Average Annual Total Returns (Class Z)

>through June 30, 2006

Inception 9/25/02	Year to date*	1 year	3 year	Life of fund
Returns before taxes	2.56%	6.65%	9.08%	10.83%
Returns after taxes on distributions	2.13	4.35	7.70	9.71
Returns after taxes on distributions and sale of fund shares	2.04	5.77	7.25	8.93
S&P 500 (pretax)	2.71	8.63	11.22	14.41
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)	-0.47	-0.61	1.83	3.97
Lipper Flexible Portfolio Funds Index (pretax)	3.07	10.01	10.40	12.58

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

*Year-to-date data not annualized.

Columbia Thermostat Fund Portfolio Weightings

>as a % of assets in each investment category, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

>September 25, 2002 through June 30, 2006

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to three indexes. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio Fund classification, as defined by Lipper. The indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

NAV on 6/30/06: $12.53
Total Net Assets of the Fund: $191.3 million

Columbia Thermostat Fund Asset Allocation

>as a % of net assets, as of June 30, 2006

19

Columbia Acorn Fund

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Information
Alliance Atlantis Communication (Canada)	960,000	1,423,100
Amphenol	1,540,000	1,620,000
Avnet	2,300,000	2,550,000
Belden CDT	1,173,000	1,705,000
Ceridian	2,435,000	2,585,000
CNET Networks	3,000,000	4,000,000
Concur Technologies	675,000	1,766,000
EResearch Technology	0	1,050,000
Gemstar-TV Guide International	7,912,000	8,000,000
II VI	1,635,000	1,885,000
Integrated Device Technology	3,060,000	3,390,000
Kenexa	0	160,000
Kronos	2,250,000	2,750,000
Micros Systems	1,425,000	1,800,000
Navigant Consulting	1,836,000	1,900,000
Nice Systems (Israel)	1,434,000	1,634,000
(includes the effect of a 2 for 1 stock split)
Novell	11,500,000	12,000,000
Openwave Systems	0	1,500,000
Proquest Company	0	2,000,000
Radiant Systems	0	1,100,000
Saga Communications	924,000	1,400,000
Sanmina - SCI	0	4,000,000
Supertex	565,000	690,000
Symbol Technologies	2,560,000	4,425,000
Tellabs	9,800,000	10,000,000
THQ	1,050,000	1,700,000
Tumbleweed Communications	1,761,000	3,240,000
ValueClick	2,000,000	3,000,000
webMethods	518,000	1,240,000
Consumer Goods/Services
Abercrombie & Fitch	2,000,000	2,200,000
Borders Group	1,300,000	1,450,000
C&C Group (Ireland)	0	2,500,000
Cavco Industries	55,000	172,000
Champion Enterprises	0	900,000
Chattem	0	750,000
Chico's FAS	5,090,000	5,960,000
Coach	5,980,000	6,980,000
Ducati Motor (Italy)	2,850,000	5,700,000
Expedia	0	3,500,000
Fleetwood Enterprises	4,190,000	4,690,000
Helen of Troy	1,416,000	1,800,000
HNI	2,400,000	2,550,000
Jarden	800,000	1,000,000
J Crew Group	0	1,100,000
Localiza Rent A Car	0	168,800
Pool Corporation	1,820,000	2,190,000
Princeton Review	1,939,000	2,550,000

	Number of Shares
	03/31/06	06/30/06
Consumer Goods/Services—continued
Red Robin Gourmet Burgers	805,000	1,000,000
Rite Aid	7,850,000	8,000,000
Scotts Miracle-Gro	1,790,000	2,620,000
ServiceMaster	0	470,000
Station Casinos	885,000	1,000,000
Thor Industries	201,000	441,000
True Religion Apparel	600,000	700,000
Universal Technical Institute	100,000	1,000,000
Urban Outfitters	2,427,000	3,900,000
Industrial Goods/Services
Donaldson	3,275,000	3,600,000
Drew Industries	730,000	1,048,000
Flir Systems	1,300,000	1,850,000
Florida Rock Industries	1,537,000	1,900,000
Goodman Global	0	1,600,000
K&F Industries Holdings	994,000	1,187,000
Legrand (France)	0	700,000
Martin Marietta	0	605,000
Quanta Services	2,481,000	2,500,000
Simpson Manufacturing	1,450,000	2,200,000
UTI Worldwide	2,700,000	3,000,000
Worthington Industries	1,964,000	2,160,000
W.W. Grainger	0	750,000
Finance
AmeriCredit	6,321,000	6,500,000
Assurant	830,000	1,200,000
Cascade Bancorp	118,000	500,000
Chittenden	756,000	892,000
Delphi Financial Group	250,000	750,000
(includes the effect of a 3 for 2 stock split)
East West Bancorp	0	400,000
Eaton Vance	3,170,000	3,970,000
Electro Rent	361,000	832,000
Great Southern Bancorp	675,000	796,000
Greene County Bancshares	0	150,000
Marlin Business Services	0	263,000
McGrath Rentcorp	550,000	930,000
National Financial	0	600,000
Philadelphia Consolidated Holding	1,725,000	2,040,000
Scottish Re Group	0	1,700,000
West Bancorporation	758,000	886,000
Energy/Minerals
Atwood Oceanics	0	1,000,000
Fugro (Netherlands)	1,235,000	2,728,302
Helmerich & Payne	0	257,000
Hugoton Royalty	0	150,000
Maritrans	0	600,000
Rowan	0	971,000

1-800-922-6769

20

	Number of Shares
	03/31/06	06/30/06
Additions (continued)
Health Care
LCA Vision	621,000	875,000
Rigel Pharmaceuticals	1,216,000	1,275,000
Tercica	198,000	1,500,000
Other Industries
Gaylord Entertainment	1,400,000	1,560,000
Highland Hospitality	4,825,000	5,850,000
Parkway Properties	400,000	536,000
Sales
Information
Activision	2,000,000	1,000,000
Andrew	1,750,000	1,380,000
CDW	295,000	0
Getty Images	1,200,000	600,000
Hong Kong Exchanges and Clearing (Hong Kong)	9,000,000	6,500,000
International Game Technology	3,840,000	2,750,000
Jabil Circuit	2,275,000	1,705,000
Logitech (Switzerland)	300,000	0
MRO Software	1,000,000	241,000
Novatek Microelectronics (Taiwan)	5,254,000	4,000,000
Plexus	1,961,000	1,570,000
RSA Security	3,000,000	2,500,000
Sybase	1,000,000	0
Consumer Goods/Services
Aeropostale	1,040,000	936,000
Coinstar	1,440,000	0
Columbia Sportswear	400,000	0
IAWS Group (Ireland)	1,900,000	1,597,000
Intrawest (Canada)	1,044,000	900,000
Michaels Stores	3,560,000	2,760,000
Natura Cosmeticos	3,150,000	1,100,000
Park 24 (Japan)	870,000	154,000
Shimano (Japan)	780,000	90,000
Sports Authority	1,520,000	0
Zale	1,072,000	0
Industrial Goods/Services
Administaff	1,300,000	1,100,000
Grafton Group (Ireland)	3,800,000	3,500,000
Kingspan Group (Ireland)	1,250,000	1,000,000
Spartech	3,150,000	2,800,000
Tenaris (Argentina)	1,800,000	1,500,000
(includes the effect of a 5 for 1 stock split)
Tennant	150,000	0
Ultrapar (Brazil)	750,000	438,000
USG People (Netherlands)	740,000	650,000
Vallourec (France)	95,200	33,000
Wienerberger (Austria)	425,000	0

	Number of Shares
	03/31/06	06/30/06
Finance
Anglo Irish Bank (Ireland)	3,600,000	3,500,000
Bankinter (Spain)	200,000	0
Cascade Financial	477,500	0
(includes the effect of a 5 for 4 stock split)
Independent Bank	265,000	0
Investment Technology Group	690,000	350,000
Leucadia National	1,993,000	1,748,000
(includes the effect of a 2 for 1 stock split)
Northgate (United Kingdom)	1,000,000	0
Paragon Group (United Kingdom)	1,950,000	1,120,000
Republic	1,581,000	0
Scottish Re Group	1,700,000	0
Sterling Bancorp	503,000	0
TCF Financial	3,356,000	3,156,000
Energy/Minerals
Chicago Bridge & Iron	1,600,000	1,193,000
Newpark Resources	5,000,000	2,860,000
Pioneer Drilling	168,000	0
Saipem (Italy)	2,000,000	1,200,000
Sociedad Quimica Y Minera de Chile (Chile)	275,000	195,000
Talisman Energy (Canada)	7,500,000	4,900,000
(includes the effect of a 2 for 1 stock split)
Veritas DGC	700,000	350,000
Health Care
Charles River Laboratories	1,595,000	1,355,000
Datascope	1,065,000	455,000
DOV Pharmaceuticals	1,540,000	0
Gambro (Sweden)	4,260,000	0
Incyte	3,935,000	0
Martek Biosciences	650,000	0
Neurocrine Biosciences	913,000	0
Pozen	2,400,000	0
Sybron Dental Specialties	283,000	0
Symmetry Medical	965,000	0
Tanox	685,000	0
United Drug (Ireland)	4,145,810	4,000,000
Other Industries
Comfort Del Gro (Singapore)	18,000,000	0
Grupo Aeroportuario Del Sureste (Mexico)	800,000	760,000
Heartland Express	1,634,000	1,584,000
(includes the effect of a 4 for 3 stock split)

21

Columbia Acorn Fund

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks and Other Equity-Like Securities: 93.8%
Information: 22.8%
	Software/Services
	>Business Software: 3.3%
2,750,000	Kronos (b)(c)	$99,577
	Labor Management Solutions
12,000,000	Novell (b)	79,560
	Directory, Operating System & Identity Management Software
1,800,000	Micros Systems (b)	78,624
	Information Systems for Restaurants & Hotels
1,800,000	Avid Technology (b)	59,994
	Digital Nonlinear Editing Software & Systems
1,800,000	Cadence Design Systems (b)	30,870
	Electronic Design Automation
1,427,000	Witness Systems (b)	28,783
	Customer Experience Management Software
1,766,000	Concur Technologies (b)	27,320
	Web Enabled Enterprise Applications
6,000,000	Actuate (b)(c)	24,240
	Information Delivery Software & Solutions
1,000,000	Progress Software (b)	23,410
	Application Development Software
1,490,000	JDA Software (b)(c)	20,905
	Applications/Software & Services for Retailers
3,000,000	Lawson Software (b)	20,100
	Enterprise Resource Planning (ERP) Software
928,000	SSA Global Technologies (b)	17,985
	Enterprise Resource Planning (ERP) Software
5,600,000	Indus International (b)(c)	16,016
	Enterprise Asset Management Software
1,200,000	Parametric Technology (b)	15,252
	Engineering Software & Services
2,075,000	Agile Software (b)	13,156
	Product Design Software
1,240,000	webMethods (b)	12,239
	Enterprise Applications Integration (EAI) Tools
1,100,000	Radiant Systems (b)	11,627
	Point of Sale System: Convenient Stores & Restaurants
3,240,000	Tumbleweed Communications (b)(c)	9,234
	Email Content Security & File Transfer Management
160,000	Kenexa (b)	5,096
	Human Capital Management Software
241,000	MRO Software (b)	4,837
	Enterprise Maintenance Software
1,250,000	ClickSoftware Technologies (b)	2,150
	Service Chain Optimization Software
		600,975
	>Business Information/ Business Services/Publishing: 1.5%
2,585,000	Ceridian (b)	63,177
	HR Services & Payment Processing
1,900,000	Navigant Consulting (b)	43,035
	Financial Consulting Firm
600,000	Getty Images (b)	38,106
	Photographs for Publications & Electronic Media
916,000	Fair Isaac	33,260
	Credit Scoring & Decision Analytic Software

Number of Shares		Value (000)
2,000,000	Proquest Company (b)(c)	$24,580
	Information Services for Educational & Automotive Services
2,285,000	InfoUSA	23,558
	Business Data for Sales Leads
1,500,000	Openwave Systems (b)	17,310
	Internet Software for Mobile Devices
300,000	Navteq (b)	13,404
	Map Data for Electronic Devices
2,500,000	PRIMEDIA (b)	4,575
	Specialty Magazines & Other Publications
175,000	Triple Crown Media (b)	1,517
	Newspapers, Paging & Collegiate Sports Marketing
		262,522
	>Internet: 1.2%
2,500,000	RSA Security (b)	67,975
	Enterprise Security Software
9,500,000	Skillsoft Publishing (b)(c)	58,140
	Provider of Web-Based Learning Solutions (E-Learning)
3,000,000	ValueClick (b)	46,050
	Internet Advertising
4,000,000	CNET Networks (b)	31,920
	Internet Advertising on Niche Websites
875,000	Vital Stream (b)	9,275
	Streaming Services for the Internet
61,000	Travelzoo (b)	1,851
	Travel Internet Advertising
		215,211
	>Transaction Processors: 1.0%
2,524,000	Global Payments	122,540
	Credit Card Processor
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	41,776
	Hong Kong Equity & Derivatives Market Operator
600,000	Cubic	11,766
	Revenue Collection & Defense Systems
		176,082
	>Computer Services: 0.7%
1,350,000	SRA International (b)	35,951
	Government I/T Services
4,000,000	Bearing Point (b)	33,480
	Business Consulting & Technology Strategy
5,000,000	Igate Capital (b)(c)	31,950
	I/T & BPO Outsourcing Services
4,600,000	AnswerThink Consulting (b)(c)	18,538
	I/T Integration & Best Practice Research
		119,919
	>Electronics Distribution: 0.5%
2,550,000	Avnet (b)	51,051
	Electronic Components Distribution
680,000	Tech Data (b)	26,051
	I/T Distributor
710,000	Agilysys	12,780
	I/T Distributor
		89,882

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22

Number of Shares		Value (000)
	>Consumer Software: 0.3%
1,700,000	THQ (b)	$36,720
	Entertainment Software
1,000,000	Activision (b)	11,380
	Entertainment Software
		48,100
	Computer Related Hardware
	>Computer Hardware/ Related Systems: 3.3%
1,620,000	Amphenol	90,655
	Electronic Connectors
1,705,000	Belden CDT	56,350
	Specialty Cable
870,000	Rogers (b)	49,016
	PCB Laminates & High Performance Foams
4,425,000	Symbol Technologies	47,746
	Mobile Computers & Barcode Scanners
1,634,000	Nice Systems (Israel) (b)	45,981
	Audio & Video Recording Solutions
1,885,000	II VI (b)(c)	34,496
	Laser Components
230,000	Wincor Nixdorf (Germany)	29,367
	Retail POS Systems & ATM Machines
253,600	Neopost (France)	28,869
	Postage Meter Machines
1,240,000	Intermec (b)	28,446
	Bar Code & Wireless LAN Systems
9,761,000	Advantech (Taiwan)	28,019
	Embedded Computers
1,027,000	Avocent (b)	26,959
	Computer Control Switches
1,310,000	CTS	19,506
	Electronic Components, Sensors & EMS
900,000	Netgear (b)	19,485
	Networking Products for Small Business & Home
625,000	Excel Technologies (b)(c)	18,700
	Laser Systems & Electro-Optical Components
530,000	Zebra Technologies (b)	18,105
	Bar Code Printers
375,000	Diebold	15,233
	Automated Teller Machines
1,875,000	Seachange International (b)(c)	13,050
	Systems for Video on Demand & Ad Insertion
5,000,000	Concurrent Computer (b)(c)	13,050
	Video on Demand Systems & Services
11,999,000	Phoenixtec Power (Taiwan)	12,196
	Uninterruptible Power Supplies
		595,229
	>Gaming Equipment: 1.4%
2,750,000	International Game Technology	104,336
	Slot Machines & Progressive Jackpots
2,430,000	Shuffle Master (b)(c)	79,655
	Card Shufflers & Casino Games
3,900,000	Bally Technologies (b)(c)	64,233
	Slot Machines & Software
		248,224

Number of Shares		Value (000)
	>Semiconductors/ Related Equipment: 1.3%
3,390,000	Integrated Device Technology (b)	$48,070
	Communications Semiconductors
4,425,000	Entegris (b)	42,170
	Semiconductor Wafer Shipping & Handling Products
915,000	Littelfuse (b)	31,458
	Little Fuses
690,000	Supertex (b)(c)	27,559
	Mixed-Signal Semiconductors
1,950,000	AMIS Holdings (b)	19,500
	Analog & Mixed - Signal Semiconductors
4,000,000	Novatek Microelectronics (Taiwan)	19,268
	LCD Related IC Designer
1,905,000	IXYS (b)(c)	18,288
	Power Semiconductors
1,235,000	Semtech (b)	17,846
	Analog Semiconductors
		224,159
	>Instrumentation: 1.2%
1,250,000	Trimble Navigation (b)	55,800
	GPS-Based Instruments
750,000	Mettler Toledo (b)	45,428
	Laboratory Equipment
1,850,000	Flir Systems (b)	40,811
	Infrared Cameras
711,000	Dionex (b)	38,863
	Ion & Liquid Chromatography
670,000	Varian (b)	27,812
	Analytical Instruments
		208,714
	>Contract Manufacturing: 0.6%
1,570,000	Plexus (b)	53,710
	Electronic Manufacturing Services
1,705,000	Jabil Circuit	43,648
	Electronic Manufacturing Services
4,000,000	Sanmina - SCI (b)	18,400
	BackPlane & Electronic Manufacturing Services
		115,758
	Telecommunications
	>Telecommunication Services: 3.1%
4,500,000	Crown Castle International (b)	155,430
	Communication Towers
3,500,000	American Tower (b)	108,920
	Communication Towers in USA & Mexico
1,600,000	Alltel	102,129
	Cellular & Wireline Telephone Services
4,250,000	Time Warner Telecom (b)(c)	63,113
	Fiber Optic Data/Telephone Service Provider
8,000,000	Dobson Communications (b)(c)	61,840
	Rural & Small City Cellular Telephone Services
780,000	Telephone and Data Systems	32,292
300,000	Telephone and Data Systems, Cl. S	11,670
	Cellular & Wireline Telephone Services
2,300,000	Tele2 AB (Sweden)	23,209
	European Mobile Operator & Services Reseller

23

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Telecommunication Services—continued
200,000	Commonwealth Telephone	$6,632
	Rural Phone Franchises & Competitive Telco
		565,235
	>Telecommunications Equipment: 0.9%
10,000,000	Tellabs (b)	133,100
	Telecommunications Equipment
1,380,000	Andrew (b)	12,227
	Wireless Infrastructure Equipment
1,510,000	Symmetricom (b)	10,676
	Network Timing & Synchronization Devices
		156,003
	Media
	>Television Programming/CATV: 1.8%
4,015,000	Discovery Holding (b)	58,739
	CATV Programming
70,000	Jupiter Telecommunications (Japan) (b)	48,526
	Largest Cable Service Provider in Japan
2,050,000	Liberty Global, Series C (b)	42,169
1,750,000	Liberty Global, Series A (b)	37,625
	CATV Holding Company
1,423,100	Alliance Atlantis Communication (Canada) (b)	41,687
	CATV Channels, TV/Movie Production/Distribution
8,000,000	Gemstar-TV Guide International (b)	28,160
	TV Program Guides & CATV Programming
3,000,000	Lions Gate Entertainment (b)	25,650
	Film & TV Studio
655,000	Liberty Media - Interactive (b)	11,305
130,000	Liberty Media - Capital (b)	10,890
	CATV Programming & Media Company Holdings
1,250,000	Mediacom Communications (b)	7,787
	Cable Television Franchises
700,000	Outdoor Channel (b)	7,224
	Cable Television Programming
		319,762
	>TV/Satellite Broadcasting: 0.4%
2,752,829	SES Global (France)	39,212
	Satellite Broadcasting Services
2,500,000	Entravision Communications (b)	21,425
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	10,133
	Mid Market Affiliated TV Stations
270,000	Metropole TV (France)	8,439
	Television Broadcaster
		79,209
	>Radio Broadcasting: 0.3%
1,541,000	Salem Communications (b)(c)	20,048
	Radio Stations for Religious Programming
1,500,000	Cumulus Media, Cl. A (b)	16,005
	Radio Stations in Small Cities
1,400,000	Saga Communications (b)(c)	12,684
	Radio Stations in Small & Mid-sized Cities

Number of Shares		Value (000)
2,400,000	Spanish Broadcasting System (b)(c)	$12,264
	Spanish Language Radio Stations
		61,001
	Information: Total	4,085,985
Consumer Goods/Services: 18.5%
	Services
	>Retail: 5.3%
5,960,000	Chico's FAS (b)	160,801
	Women's Specialty Retail
2,200,000	Abercrombie & Fitch	121,946
	Teen Apparel Retailer
2,760,000	Michaels Stores	113,822
	Craft & Hobby Specialty Retailer
3,743,000	Christopher & Banks (c)	108,547
	Women's Apparel Retailer
3,900,000	Urban Outfitters (b)	68,211
	Apparel & Home Specialty Retailer
1,223,000	Ann Taylor Stores (b)	53,054
	Women's Apparel Retailer
1,400,000	Williams Sonoma	47,670
	Home Goods & Furnishing Retailer
2,250,000	Petco Animal Supplies (b)	45,968
	Pet Supplies & Services
8,000,000	Rite Aid (b)	33,920
	Drug Stores
1,100,000	J Crew Group (b)	30,195
	Multi-Channel Branded Retailer
1,630,000	Rona (Canada) (b)	29,277
	Leading Canadian DIY Retailer
936,000	Aeropostale (b)	27,041
	Mall Based Teen Retailer
1,450,000	Borders Group	26,767
	Bookstores
775,000	Genesco (b)	26,249
	Multi-Concept Branded Footwear Retailer
750,000	Chattem (b)	22,778
	Personal Care Products
1,062,000	Gaiam (b)(c)	14,889
	Healthy Living Catalogs & E-Commerce
3,500,000	Edgars Consolidated Stores (South Africa)	14,109
	Leading Retail Conglomerate
		945,244
	>Consumer Services: 2.2%
2,250,000	ITT Educational Services (b)(c)	148,073
	Post-secondary Degree Programs
2,190,000	Pool Corporation	95,550
	Distributor of Swimming Pool Supplies and Equipment
1,275,000	Weight Watchers	52,135
	Weight Loss Programs
800,000	Regis Corp Minnesota	28,488
	Hair Salons
1,530,000	Central Parking	24,480
	Owner, Operator & Manager of Parking Lots & Garages

1-800-922-6769

24

Number of Shares		Value (000)
	>Consumer Services—continued
1,000,000	Universal Technical Institute (b)	$22,020
	Vocational Training
2,550,000	Princeton Review (b)(c)	13,566
	College Preparation Courses
470,000	ServiceMaster	4,855
	Lawn Care, Pest Control, Commercial Disaster Response
277,000	Lincoln Technical Institute (b)	4,734
	Vocational Training
154,000	Park 24 (Japan)	4,523
	Parking Lot Operator
		398,424
	>Travel: 1.4%
2,110,000	Vail Resorts (b)(c)	78,281
	Ski Resort Operator & Developer
915,000	Four Seasons Hotels (Canada)	56,218
	Luxury Hotel Operator
3,500,000	Expedia (b)	52,395
	Online Travel Service Company
900,000	Intrawest (Canada)	28,444
	Ski Resort Operator & Developer
270,000	Kerzner International (Bahamas) (b)	21,406
	Destination Resorts & Casinos
1,045,000	Navigant International (b)(c)	16,751
	Corporate Travel Agency
168,800	Localiza Rent A Car (Brazil)	3,234
	Car Rental
		256,729
	>Entertainment/Leisure Products: 1.1%
1,795,000	RC2 (b)(c)	69,395
	Toys, Infant Products & Collectibles
1,416,000	Speedway Motorsports	53,440
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway Motors	47,529
	Largest Motorsport Racetrack Owner & Operator
441,000	Thor Industries	21,366
	RV & Bus Manufacturer
600,000	Callaway Golf	7,794
	Premium Golf Clubs & Balls
		199,524
	>Casinos & Gaming: 0.9%
1,000,000	Station Casinos	68,080
	Casinos & Riverboats
1,898,000	Pinnacle Entertainment (b)	58,174
	Regional Riverboat Casinos
690,000	Intralot (Greece)	18,463
	Lottery & Gaming Systems & Services
4,700,000	Sky City Entertainment (New Zealand)	15,448
	Casino/Entertainment Complex
226,000	Lakes Entertainment (b)	2,732
	Native American Casino Development
		162,897
	>Restaurants: 0.7%
2,145,000	Sonic (b)	44,595
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (b)(c)	42,560
	Casual Dining Restaurants

Number of Shares		Value (000)
800,000	Cheesecake Factory (b)	$21,560
	Casual Dining Restaurants
1,600,000	AFC Enterprises (c)	20,400
	Popeye's Restaurants
		129,115
	>Cruise Lines: 0.1%
400,000	Carnival	16,696
	Largest Cruise Line
	Goods
	>Apparel: 1.8%
6,980,000	Coach (b)	208,702
	Designer & Retailer of Branded Leather Accessories
1,418,000	Carter's (b)	37,478
	Children's Branded Apparel
919,000	Oxford Industries (c)	36,218
	Branded & Private Label Apparel
3,000,000	Billabong International (Australia)	34,250
	Action Sports Apparel Brand Manager
700,000	True Religion Apparel (b)	12,390
	Premium Denim
		329,038
	>Furniture/Textiles: 1.7%
2,550,000	HNI	115,643
	Office Furniture & Fireplaces
765,000	Mohawk Industries (b)	53,818
	Carpet & Flooring
2,068,000	Herman Miller	53,292
	Office Furniture
1,398,000	Nobia (Sweden)	45,347
	Kitchen Cabinet Manufacturing & Distribution
1,435,000	Knoll	26,347
	Office Furniture
		294,447
	>Leisure Vehicles: 1.2%
1,751,000	Harley-Davidson	96,112
	Motorcycles & Related Merchandise
1,130,000	Polaris Industries	48,929
	Leisure Vehicles & Related Products
4,690,000	Fleetwood Enterprises (b)(c)	35,363
	RV & Manufactured Home Maker
690,000	Winnebago	21,418
	Premier Motorhome Maker
5,700,000	Ducati Motor (Italy) (b)	4,839
	Motorcycles & Related Merchandise
		206,661
	>Nondurables: 1.0%
2,620,000	Scotts Miracle-Gro	110,878
	Consumer Lawn & Garden Products
1,000,000	Jarden (b)	30,450
	Branded Household Products
1,886,000	Prestige Brands (b)	18,803
	OTC, Household & Personal Care Products
1,100,000	Natura Cosmeticos (Brazil)	11,529
	Direct Retailer of Cosmetics
		171,660

25

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Durable Goods: 0.6%
465,000	Hyundai Mobis (South Korea)	$39,290
	Auto Parts
1,800,000	Helen of Troy (b)(c)	33,120
	Hairdryers & Curling Irons
14,999,300	Techtronic Industries (Hong Kong)	20,273
	Power Tools & Motorized Appliances
900,000	Champion Enterprises (b)	9,936
	Manufactured Homes
172,000	Cavco Industries (b)	7,644
	Higher End Manufactured Homes
90,000	Shimano (Japan)	2,758
	Bicycle Components & Fishing Tackle
		113,021
	>Food & Beverages: 0.5%
1,597,000	IAWS Group (Ireland)	28,157
	Baked Goods
2,410,000	Davide Campari (Italy)	24,965
	Spirits & Wine
2,500,000	C&C Group (Ireland)	21,711
	Beverage Company
35,000,000	Global Bio-Chem Technology Group (China)	14,800
	Refiner of Corn-Based Commodities
		89,633
	Consumer Goods/Services: Total	3,313,089
Industrial Goods/Services: 17.9%
	>Industrial Goods/Services: 3.3%
1,900,000	Genlyte Group (b)(c)	137,617
	Commercial Lighting Fixtures
3,600,000	Donaldson	121,932
	Industrial Air Filtration
3,222,000	Clarcor (c)	95,983
	Mobile & Industrial Filters
1,900,000	Mine Safety Appliances (c)	76,380
	Safety Equipment
750,000	W.W. Grainger	56,422
	Industrial Distribution
1,048,000	Drew Industries (b)	33,955
	RV & MFG Home Components
1,600,000	Goodman Global (b)	24,288
	HVAC Equipment Manufacturer
1,125,000	Ushio (Japan)	23,823
	Industrial Light Sources
700,000	Legrand (France)	19,691
	Electrical Components
141,000	Electric City (b)	155
	Electricity Conservation Devices
		590,246
	>Machinery: 3.2%
2,200,000	Esco Technologies (b)(c)	117,590
	Automatic Electric Meter Readers
2,350,000	Ametek	111,343
	Aerospace/Industrial Instruments
2,750,000	Pentair	94,022
	Pumps, Water Treatment & Tools
2,000,000	Gardner Denver (b)	77,000
	Air Compressors, Blowers & Pumps

Number of Shares		Value (000)
1,500,000	Nordson	$73,770
	Dispensing Systems for Adhesives & Coatings
1,100,000	Kaydon	41,041
	Specialized Friction & Motion Control Products
522,000	Toro	24,377
	Turf Maintenance Equipment
1,187,000	K&F Industries Holdings (b)	21,046
	Aircraft Wheels, Brakes & Fuel Tank Bladders
212,000	Oshkosh Truck	10,074
	Specialty Truck Manufacturer
		570,263
	>Logistics: 2.6%
5,500,000	Expeditors International of Washington	308,055
	International Freight Forwarder
2,000,000	Forward Air (c)	81,460
	Freight Transportation Between Airports
3,000,000	UTI Worldwide	75,690
	Global Logistics & Freight Forwarding
		465,205
	>Industrial Distribution: 1.8%
2,286,000	Watsco (c)	136,749
	HVAC Distribution
1,925,000	Airgas	71,706
	Industrial Gas Distributor
1,150,000	Aviall (b)	54,648
	Aircraft Replacement Parts Distributor
3,500,000	Grafton Group (Ireland)	44,057
	Building Materials Wholesaling & DIY Retailing
1,031,000	Nuco2 (b)(c)	24,785
	Bulk CO2 Gas Distribution to Restaurants
		331,945
	>Construction: 1.8%
1,900,000	Florida Rock Industries	94,373
	Concrete & Aggregates
2,200,000	Simpson Manufacturing	79,310
	Wall Joint Maker
605,000	Martin Marietta	55,146
	Aggregates
42,500	Geberit (Switzerland)	49,104
	Plumbing Supplies
380,000	Daito Trust Construction (Japan)	21,128
	Apartment Builder
1,000,000	Kingspan Group (Ireland)	17,459
	Building Insulation & Environmental Containers
90,000	Ciments Francais (France)	14,962
	Leading French & Emerging Markets Cement Producer
		331,482
	>Steel: 1.3%
2,860,000	Gibraltar Industries (c)	82,940
	Steel Processing
1,500,000	Tenaris (Argentina)	60,735
	Oil, Gas & Industrial Seamless Tubes
2,160,000	Worthington Industries	45,252
	Steel Processing

1-800-922-6769

26

Number of Shares		Value (000)
	>Steel—continued
33,000	Vallourec (France)	$39,673
	Oil, Gas & Industrial Seamless Tubes
		228,600
	>Specialty Chemicals & Industrial Materials: 1.2%
2,800,000	Spartech (c)	63,280
	Plastics Distribution & Compounding
730,000	Novozymes (Denmark)	49,201
	Industrial Enzymes
28,000	Sika (Switzerland)	31,105
	Chemicals for Construction & Industrial Application
400,000	Carbone Lorraine (France)	21,994
	Advanced Industrial Materials
200,000	Imerys (France)	15,980
	Industrial Minerals Producer
20,000	Givaudan (Switzerland)	15,728
	Fragrances & Flavors
430,768	Koninklijke Ten Cate (Netherlands)	12,646
	Advanced Textiles & Industrial Fabrics
438,000	Ultrapar (Brazil)	6,896
	Specialty Chemicals & Liquid Propane Gas Distribution
		216,830
	>Outsourcing Services & Training: 1.0%
650,000	USG People (Netherlands)	49,754
	Temporary Staffing Services
2,500,000	Quanta Services (b)	43,325
	Electrical & Telecom Construction Services
1,100,000	Administaff	39,391
	Professional Employer Organization
1,600,000	Labor Ready (b)	36,240
	Temporary Manual Labor
600,000	GP Strategies (b)	4,626
	Training Programs
		173,336
	>Conglomerates: 0.6%
765,342	Aalberts Industries (Netherlands)	56,261
	Flow Control & Heat Treatment
1,325,058	Hexagon (Sweden)	48,238
	Measurement Equipment & Polymers
		104,499
	>Water: 0.6%
2,500,000	Pall	70,000
	Filtration & Fluids Clarification
900,000	Watts Water Technologies	30,195
	Water, Valves, Regulators & Filtration
		100,195
	>Other Industrial Services: 0.5%
1,650,000	Mobile Mini (b)	48,279
	Portable Storage Unit Leasing
374,000	IM Tech (Netherlands)	18,054
	Engineering & Technical Services
655,000	Tal International (b)	15,786
	Intermodal Freight Container Leasing
740,000	Jaakko Poyry (Finland)	7,956
	Engineering Consultants in Forestry, Energy
		90,075
	Industrial Goods/Services: Total	3,202,676

Number of Shares		Value (000)
Finance: 12.3%
	>Banks: 4.3%
2,505,000	BOK Financial	$124,423
	Tulsa Based S.W. Bank
3,600,000	Associated Banc-Corp	113,508
	Midwest Bank
3,156,000	TCF Financial	83,476
	Great Lakes Bank
2,720,000	Glacier Bancorp (c)	79,614
	Mountain States Bank
3,500,000	Anglo Irish Bank (Ireland)	54,536
	Small Business & Middle Market Banking
2,850,000	Northern Rock (United Kingdom)	52,637
	Lowest Cost Mortgage Bank in UK
1,320,000	West Coast Bancorp (c)	38,900
	Portland Small Business Lender
2,275,000	Depfa Bank (Germany)	37,713
	Investment Banker to Public Authorities
250,000	Komercni Banka (Czech Republic)	36,578
	Leading Czech Universal Bank
590,000	CityBank Lynnwood (c)	27,529
	Seattle Real Estate Lender
796,000	Great Southern Bancorp (c)	24,302
	Missouri Real Estate Lender
892,000	Chittenden	23,058
	Vermont & Western Massachusetts Bank
886,000	West Bancorporation (c)	16,542
	Des Moines Commercial Bank
400,000	East West Bancorp	15,164
	LA Bank with Chinese Focus
406,000	First Financial BankShares	14,835
	West Texas Bank
500,000	Cascade Bancorp	14,255
	Central Oregon Bank
304,000	S Y Bancorp	8,354
	Louisville Bank
313,000	First Mutual Bancshares (c)	8,154
	Seattle Community Bank
150,000	Greene County Bancshares	4,644
	Tennessee Bank
		778,222
	>Insurance: 3.1%
2,040,000	Philadelphia Consolidated Holding (b)	61,934
	Specialty Insurance
2,030,000	HCC Insurance Holdings	59,763
	Specialty Insurance
1,200,000	Assurant	58,080
	Specialty Insurance
1,748,000	Leucadia National	51,024
	Insurance Holding Company
995,000	Protective Life	46,387
	Life Insurance
710,000	Selective Insurance Group	39,668
	Commercial & Personal Lines Insurance
109,000	Markel (b)	37,823
	Specialty Insurance
1,550,000	United America Indemnity (b)(c)	32,302
	Specialty Insurance
940,000	Endurance Specialty Holdings	30,080
	Commercial Lines Insurance/Reinsurance

27

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Insurance—continued
1,700,000	Scottish Re Group	$28,254
	Life Reinsurance
570,000	RLI	27,463
	Specialty Insurance
750,000	Delphi Financial Group	27,270
	Group Employee Benefit Products and Services
600,000	National Financial	26,586
	Distributor of Life Insurance, Group Benefits & Inv adv svs
520,000	StanCorp Financial	26,473
	Group Life & Disability Insurance
		553,107
	>Brokerage & Money Management: 1.8%
2,464,000	SEI Investments	120,440
	Mutual Fund Administration & Investment Management
3,970,000	Eaton Vance	99,091
	Specialty Mutual Funds
1,757,000	Nuveen Investments	75,638
	Specialty Mutual Funds
350,000	Investment Technology Group (b)	17,801
	Electronic Trading
		312,970
	>Finance Companies: 1.7%
6,500,000	AmeriCredit (b)	181,480
	Auto Lending
1,700,000	World Acceptance (b)(c)	60,384
	Personal Loans
930,000	McGrath Rentcorp	25,863
	Temp Space & IT Equipment Rental
1,120,000	Paragon Group (United Kingdom)	13,517
	UK Buy-to-Let Finance Company
832,000	Electro Rent (b)	13,329
	Test & Measurement Rentals
263,000	Marlin Business Services (b)	5,933
	National Small Equipment Leasing
80,000	American Banknote (Brazil) (b)	517
	Manufacturer of Smart Cards
		301,023
	>Savings & Loans: 1.4%
4,196,000	Peoples Bank Bridgeport	137,839
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	41,847
	Premier Mortgage Lender in India
1,178,000	Anchor Bancorp Wisconsin (c)	35,540
	Wisconsin Thrift
1,285,000	Washington Federal	29,799
	Traditional Thrift
360,000	Provident Bancorp	4,759
	New York State Thrift
		249,784
	Finance: Total	2,195,106
Energy/Minerals: 9.8%
	>Oil/Gas Producers: 5.0%
3,200,000	Western Gas Resources	191,520
	Oil & Coal Seam Gas Producer

Number of Shares		Value (000)
2,700,000	Ultra Petroleum (b)	$160,029
	Natural Gas Producer
2,500,000	XTO Energy	110,675
	Natural Gas Producer
13,500,000	Tullow Oil (United Kingdom)	95,191
	Oil & Gas Producer
4,900,000	Talisman Energy (Canada)	85,507
	Oil & Gas Producer
2,400,000	Equitable Resources	80,400
	Natural Gas Producer & Utility
2,000,000	Southwestern Energy (b)	62,320
	Natural Gas Producer
1,500,000	Range Resources	40,785
	Oil & Gas Producer
3,200,000	Vaalco Energy (b)(c)	31,232
	Oil & Gas Producer
700,000	Denbury Resources (b)	22,169
	Oil Producer Using CO2 Injection
1,200,000	McMoran Exploration (b)	21,120
	Natural Gas Producer & Developer
150,000	Hugoton Royalty	4,455
	Oil & Gas Producer
		905,403
	>Oil Services: 3.6%
2,350,000	FMC Technologies (b)	158,531
	Oil & Gas Well Head Manufacturer
2,728,301	Fugro (Netherlands)	117,626
	Survey & GPS Services
2,300,000	Pride International (b)	71,829
	Offshore Drilling Contractor
1,000,000	Atwood Oceanics Inc (b)	49,600
	Contract Drilling
750,000	Carbo Ceramics	36,848
	Natural Gas Well Stimulants
2,400,000	Key Energy Services (b)	36,600
	Well Workover Services
971,000	Rowan	34,557
	Offshore Drilling Contractor
1,193,000	Chicago Bridge & Iron	28,811
	Engineering & Construction for Petrochemicals & LNG
1,140,000	Enerflex Systems (Canada) (c)	28,441
	Natural Gas Compresser Rental & Fabrication
1,200,000	Saipem (Italy)	27,284
	Offshore Construction & Drilling
350,000	Veritas DGC (b)	18,053
	Geophysical Contractor
2,860,000	Newpark Resources (b)	17,589
	Drilling Fluid Services
257,000	Helmerich & Payne	15,487
	Contract Driller
		641,256
	>Mining: 0.7%
900,000	Falconbridge (Canada)	47,407
	Diversified Mining Holding Company
13,100,000	UrAsia Energy (Canada)	32,859
	Uranium Mining in Kazakhstan
195,000	Sociedad Quimica Y Minera de Chile (Chile)	20,307
	Producer of Specialty Fertilizers, Lithium & Iodine

1-800-922-6769

28

Number of Shares		Value (000)
	>Mining—continued
2,900,000	Jubilee Gold Mines (Australia)	$17,384
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (b)	6,772
	Copper Mining in Mongolia
		124,729
	>Distribution/Marketing/Refining: 0.3%
966,000	Atmos Energy	26,961
	Dallas Natural Gas Utility
600,000	Maritrans	14,940
	Shipping
435,000	Oneok	14,807
	Natural Gas Distribution, Pipeline, Processing & Trading
		56,708
	>Agricultural Commodities: 0.2%
550,000	Aracruz Celulose (Brazil)	28,831
	Brazilian Hardwood Pulp Producer
	Energy/Minerals: Total	1,756,927
Health Care: 7.8%
	>Medical Equipment/ Laboratory Supplies: 3.1%
1,910,000	CYTYC (b)	48,438
	Consumables Related to Women's Health
475,000	Essilor International (France)	47,764
	Eyeglass Lenses
1,770,000	Intermagnetics General (b)	47,755
	MRI Equipment
800,000	Diagnostic Products	46,536
	Immunodiagnostic Kits
1,000,000	Edwards Lifesciences (b)	45,430
	Heart Valves
870,000	Vital Signs (c)	43,091
	Anesthesia, Respiratory & Sleep Products
1,000,000	ICU Medical (b)(c)	42,240
	Intravenous Therapy Products
350,000	Synthes (Switzerland)	42,169
	Products for Orthopedic Surgery
905,000	Arrow International	29,747
	Disposable Catheters
552,000	Advanced Medical Optics (b)	27,986
	Medical Devices for Eye Care
875,000	Viasys Healthcare (b)	22,400
	Respiratory & Neurology Medical Equipment
583,000	Orthofix International (b)	22,230
	Bone Fixation & Stimulation Devices
1,250,000	PSS World Medical (b)	22,063
	Medical Supplies Distributor
390,000	Hogy Medical (Japan)	20,496
	Disposable Surgical Products
415,000	Cooper	18,380
	Contact Lens Manufacturer
350,000	Haemonetics (b)	16,279
	Blood & Plasma Collection Equipment
455,000	Datascope	14,032
	Medical Devices
		557,036

Number of Shares		Value (000)
	>Services: 2.6%
2,491,000	Lincare Holdings (b)	$94,259
	Home Health Care Services
1,232,000	Coventry Health Care (b)	67,686
	HMO
1,607,000	Serologicals (b)	50,524
	Blood Collection & Antibody Production
1,355,000	Charles River Laboratories (b)	49,864
	Pharmaceutical Research
875,000	LCA Vision	46,296
	Lasik Surgery Centers
1,000,000	Rhoen-Klinikum (Germany)	44,535
	Healthcare Services
510,000	OPG Groep (Netherlands)	44,300
	Healthcare Supplies & Pharmacies
900,000	United Surgical Partners (b)	27,063
	Outpatient Surgery Center
808,000	PRA International (b)	17,994
	Contract Research Organization
1,433,000	Dendrite International (b)	13,241
	Software for Pharmaceutical Sales Force Automation
1,050,000	Eresearch Technology (b)	9,555
	Clinical Research Services
500,000	Merge Technologies (b)	6,155
	Radiology Information Systems
		471,472
	>Biotechnology/Drug Delivery: 1.7%
3,230,000	Exelixis (b)	32,461
	Treatments for Cancer & Metabolic Disorders
1,360,000	Nektar Therapeutics (b)	24,942
	Drug Delivery Technologies
2,380,000	Ligand Pharmaceuticals (b)	20,111
	Drugs for Pain, Cancer, Osteoporosis, & Diabetes
2,000,000	Medarex (b)	19,220
	Humanized Antibodies
1,650,000	Human Genome Sciences (b)	17,655
	Drug Discovery/Development
1,100,000	Renovis (b)	16,841
	Drug to Minimize Neurological Damage from Strokes
1,429,000	Arena Pharmaceuticals (b)	16,548
	Novel Drug Targeting Technology
1,135,000	Keryx Biopharmaceuticals (b)	16,117
	Drugs for Diabetic Complications & Cancer
2,520,000	Decode Genetics (b)	15,599
	Drugs for Heart Attack, Asthma & Vascular Disease
1,780,000	Array Biopharma (b)	15,308
	Drugs for Cancer & Inflammatory Diseases
930,000	Intermune (b)	15,299
	Drugs for Hepatitis C, Pulmonary Fibrosis & Cancer
3,100,000	Lexicon Genetics (b)	13,609
	Drug Discovery
2,000,000	Cytokinetics (b)(c)	12,580
	Drugs for Cancer & Heart Failure
1,275,000	Rigel Pharmaceuticals (b)(c)	12,406
	Drugs for Hay Fever, Asthma, Hepatitis & Cancer

29

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Biotechnology/Drug Delivery—continued
1,585,000	Maxygen (b)	$11,856
	Molecular Breeding
1,750,000	Genitope (b)	11,060
	Cancer Vaccine
2,300,000	Seattle Genetics (b)	10,580
	Antibody-Based Therapies for Cancer
800,000	Momenta Pharmaceuticals (b)	10,168
	Sugar Analysis Technology for Drug Design
1,500,000	Tercica (b)	7,935
	Drug to Treat Severe Short Stature In Children
1,100,000	La Jolla Pharmaceutical (b)	4,037
	Lupus Treatment
1,249,999	Perlegen Sciences (d)	3,375
	Large Scale Gene Sequencing
1,875,000	Locus Discovery, Series D, Pfd. (d)	512
	High Throughput Rational Drug Design
359,944	Microdose (d)	360
	Drug Inhalers
		308,579
	>Medical Supplies: 0.4%
486,000	Techne (b)	24,747
	Cytokines, Antibodies, Other Reagents For Life Sciences
650,000	Owens & Minor	18,590
	Distribution of Medical Supplies
4,000,000	United Drug (Ireland)	17,129
	Irish Pharmaceutical Wholesaler & Outsourcer
		60,466
	Health Care: Total	1,397,553
Other Industries: 4.7%
	>Real Estate: 3.6%
5,850,000	Highland Hospitality (c)	82,368
	Hotel Owner
650,000	SL Green Realty	71,155
	Manhattan Office Buildings
1,398,000	Forest City Enterprises, Cl. B (c)	69,578
	Commercial & Residential Property Developer
1,560,000	Gaylord Entertainment (b)	68,078
	Convention Hotels
1,320,000	General Growth Properties	59,479
	Regional Shopping Malls
3,294,000	DiamondRock Hospitality (c)	48,784
1,000,000	DiamondRock Hospitality 144A (c)(d)	14,810
	Hotel Owner
635,000	Macerich Company	44,577
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	40,250
	Shopping Centers
1,020,000	Brandywine Realty	32,813
	Office Buildings
1,720,000	Kite Realty Group (c)	26,815
	Community Shopping Centers
1,375,000	Crescent Real Estate Equities	25,520
	Class A Office Buildings
536,000	Parkway Properties	24,388
	Office Buildings

Number of Shares or Principal Amount		Value (000)
900,000	American Campus Communities (c)	$22,365
	Student Housing
4,100	Kenedix (Japan)	17,754
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (d)	531
	Self Storage Properties
		649,265
	>Transportation: 0.5%
1,584,000	Heartland Express	28,338
	Regional Trucker
1,086,000	JB Hunt	27,052
	Trucking Conglomerate
760,000	Grupo Aeroportaurio Del Sureste (Mexico)	25,528
	Cancun & Cozumel Airport Operator
		80,918
	>Waste Management: 0.3%
1,700,000	Waste Connections (b)	61,880
	Solid Waste Management
	>Regulated Utilities: 0.3%
1,650,000	Northeast Utilities	34,106
	Regulated Electric Utility
589,800	Red Electrica (Spain)	20,338
	Spanish Power Grid
		54,444
	Other Industries: Total	846,507
Total Common Stocks and Other Equity-Like Securities: 93.8% (e) (Cost: $10,141,998)		16,797,843
Short-Term Obligations: 6.3%
$176,000	Verizon Global Funding 5.18% - 5.35% Due 8/2/06 - 8/17/06	175,002
161,000	HSBC Finance Corporation 5.04% - 5.05% Due 7/14/06 - 7/27/06	160,559
155,000	American General Finance 5.01% - 5.06% Due 7/6/06 - 7/19/06	154,783
154,000	Aluminum Company America 5.08% - 5.26% Due 7/3/06 - 8/9/06	153,478
145,000	Credit Suisse First Boston 5.05% - 5.28% Due 7/13/06 - 8/11/06	144,325
91,755	Hartford Financial 5.11% - 5.28% Due 7/28/06 - 8/10/06	91,319
67,000	Conocophillips 5.09% Due 7/21/06 - 7/25/06	66,790
60,000	Countrywide Financial Funding 5.30% - 5.40% Due 8/16/06	59,772
40,000	Citigroup Funding 5.02% Due 08/01/06	39,823

1-800-922-6769

30

Principal Amount		Value (000)
	>Short-Term Obligations—continued
$32,000	American Express Credit Corp 5.03% Due 7/10/06	$31,960
29,000	Bell South Corp 5.02% Due 7/12/06	28,983
23,140	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $23,605 (repurchase proceeds: $23,150)	23,140
	(Amortized Cost: $1,129,934)	1,129,934
Total Investments: 100.1% (Cost: $11,271,932)(a)		17,927,777
Cash and Other Assets Less Liabilities: (0.1%)		(11,701)
Total Net Assets: 100%		$17,916,076

31

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $11,271,932 and net unrealized appreciation was $6,655,845 consisting of gross unrealized appreciation of $7,119,226 and gross unrealized depreciation of $463,381.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting	10.31
Christopher & Banks	10.25
Actuate	9.95
Highland Hospitality	9.79
Gibraltar Industries	9.60
Watsco	9.52
Indus International	9.49
Igate Capital	9.44
Princeton Review	9.24
World Acceptance	9.19
Skillsoft Publishing	8.79
Spartech	8.72
RC2	8.61
West Coast Bancorp	8.60
Kronos	8.58
Esco Technologies	8.53
Glacier Bancorp	8.41
Salem Communications	8.19
Saga Communications	7.69
Bally Technologies	7.48
Fleetwood Enterprises	7.35
ICU Medical	7.00
Concurrent Computer	6.92
Shuffle Master	6.92
Genlyte Group	6.75
Proquest Company	6.69
Nuco2	6.64
Vital Signs	6.61
Seachange International	6.55
Tumbleweed Communications	6.49
II VI	6.43
United America Indemnity	6.41
Forward Air	6.35
Navigant International	6.24
Clarcor	6.20
DiamondRock Hospitality	6.12
Red Robin Gourmet Burgers	6.04
Kite Realty Group	6.01
Helen of Troy	5.99
Spanish Broadcasting System	5.95
First Mutual Bancshares	5.88
Great Southern Bancorp	5.79
CityBank Lynnwood	5.67
IXYS	5.57
Time Warner Telecom	5.57
Vaalco Energy	5.55
Cytokinetics	5.48
Vail Resorts	5.41
Forest City Enterprises Class B	5.39
Anchor Bancorp Wisconsin	5.36
AFC Enterprises	5.35
Dobson Communications	5.31
West Bancorporation	5.30
American Campus Communities	5.23
Oxford Industries	5.21
Mine Safety Appliances	5.19
Excel Technologies	5.18
Gaiam	5.16
ITT Educational Services	5.14
Rigel Pharmaceuticals	5.13
JDA Software	5.10
Supertex	5.04
Enerflex Systems	5.02

  The aggregate cost and value of these companies at June 30, 2006, was $1,819,627 and $2,934,084 respectively. Investments in affiliate companies represent 16.28% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend income	$13,299
Net realized gain or loss	—
Change in unrealized gain or loss	253,598
Purchases	262,161
Proceeds from sales	13,003

  In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at June 30, 2006. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings that became affiliates during the current period.

1-800-922-6769

32

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, except for DiamondRock Hospitality, are valued in good faith by the Board of Trustees. At June 30, 2006, these securities (in thousands) amounted to $19,588, which represents 0.11% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
DiamondRock Hospitality 144A	06/29/04	1,000,000	$10,000	$14,810
Perlegen Sciences	03/30/01	1,249,999	4,500	3,375
Security Capital European Realty (Luxembourg)	08/20/98 - 11/12/99	37,407	748	531
Locus Discovery, Series D Pfd.	09/05/01	1,875,000	7,500	512
Microdose	11/24/00	359,944	2,005	360
			$24,753	$19,588

(e)  On June 30, 2006, the market value of foreign securities (in thousands) represents 13.70% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Canada	$356,612	1.99%
Netherlands	298,641	1.67
France	236,584	1.32
Ireland	183,049	1.02
United Kingdom	161,345	0.90
Japan	139,008	0.78
Switzerland	138,106	0.77
Sweden	116,794	0.65
Germany	111,615	0.62
Hong Kong	62,049	0.35
Luxembourg	61,266	0.34
Taiwan	59,483	0.33
Italy	57,088	0.32
Australia	51,635	0.29
Brazil	51,007	0.29
	Value	Percent
Denmark	$49,201	0.28%
Israel	45,981	0.26
India	41,847	0.23
South Korea	39,290	0.22
Czech Republic	36,578	0.20
Mexico	25,528	0.14
Bahamas	21,406	0.12
Spain	20,338	0.11
Chile	20,307	0.11
Greece	18,463	0.10
New Zealand	15,448	0.09
China	14,800	0.08
South Africa	14,109	0.08
Finland	7,956	0.04
Total Foreign Portfolio	$2,455,534	13.70%

33

Columbia Acorn International

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Europe
>France
Carbone Lorraine	340,000	395,000
Eurofins Scientific	320,000	360,000
Foncia Groupe	0	400,000
Legrand	0	700,000
Neopost	236,000	280,000
Norbert Dentressangle	300,000	375,000
Trigano	423,000	500,000
>United Kingdom
Randgold Resources	0	640,000
UTV	1,800,000	2,000,000
>Netherlands
Aalberts Industries	550,000	557,534
Fugro	1,245,000	1,268,491
IM Tech	474,000	574,000
>Germany
Depfa Bank	1,675,000	2,000,000
Rational AG	0	75,000
>Switzerland
Givaudan	15,000	25,000
Kuehne & Nagel	95,000	475,000
Synthes	215,000	275,000
>Italy
Amplifon	1,700,000	2,000,000
(includes the effect of a 10 for 1 stock split)
Cir Compagnie	6,000,000	9,100,000
Ducati Motor	6,400,000	12,800,000
GranitiFiandre	275,000	1,223,000
>Sweden
Sweco	380,000	422,000
Tele2	2,100,000	2,580,000
>Poland
Central European Distribution	448,000	820,500
(includes the effect of a 3 for 2 stock split)

	Number of Shares
	03/31/06	06/30/06
Asia
>Japan
FCC	454,000	714,000
Kansai Paint	882,000	3,700,000
Sparx Asset Management	0	22,500
Other Countries
>Canada
Alliance Atlantis Communication	639,000	1,060,000
UrAsia Energy	0	1,475,000
Van Houtte	0	950,000
>Australia
Sino Gold	0	5,450,000
>South Africa
Impala Platinum	140,000	180,000
>United States
Atwood Oceanics	0	415,000
>New Zealand
Sky City Entertainment	5,000,000	5,500,000
Latin America
>Brazil
American Banknote	0	1,085,000
Localiza Rent a Car	0	170,000
Suzano	3,215,000	4,300,000

1-800-922-6769

34

	Number of Shares
	03/31/06	06/30/06
Sales
Europe
>France
Essilor International	300,000	200,000
Vallourec	20,000	0
>United Kingdom
Bloomsbury Publishing	2,000,000	916,000
Intermediate Capital	600,000	0
Kensington Group	1,050,000	813,050
>Germany
Bilfinger Berger	300,000	200,000
>Ireland
Anglo Irish Bank	2,260,000	2,200,000
>Switzerland
BKW Energie	130,000	27,000
>Sweden
Gambro	2,042,000	0
>Spain
Abengoa	370,000	0
>Russia
RBC Information Systems	700,000	575,800

	Number of Shares
	03/31/06	06/30/06
Asia
>Japan
Meitec	475,000	0
Shimano	900,000	650,000
>Taiwan
Novatek Microelectronics	3,244,000	3,000,000
>Hong Kong
Hong Kong Exchanges and Clearing	6,000,000	5,000,000
Linmark Group	13,483,000	10,996,000
>South Korea
Samsung Fire & Marine	100,000	0
>Indonesia
Perusahaan Gas Negara	20,000,000	15,000,000
>Singapore
Comfort Del Gro	20,000,000	7,053,000
Other Countries
>Canada
Kinross Gold	1,100,000	835,000
>Australia
ABC Learning Center	4,028,250	4,000,000
Latin America
>Brazil
America Latina Logistics	280,000	0
Diagnosticos	590,000	392,000
Natura Cosmeticos	3,200,000	2,500,000
Porto Seguro	1,000,000	720,000
Ultrapar	500,000	293,000

35

Columbia Acorn International

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks: 95.9%
Europe: 59.2%
	>France: 11.5%
700,000	April Group	$37,576
	Insurance Policy Construction
390,000	Iliad	32,484
	High Speed Internet Service Provider
280,000	Neopost	31,875
	Postage Meter Machines
2,200,000	SES Global	31,338
	Satellite Broadcasting Service
411,000	Rubis	28,755
	Tank Storage & LPG Supplier
500,000	Trigano	26,540
	Leisure Vehicles & Camping Equipment
375,000	Norbert Dentressangle	26,380
	Transport
360,000	Eurofins Scientific (b)	23,436
	Food Screening & Testing
206,000	Pierre & Vacances	22,580
	Vacation Apartment Lets
395,000	Carbone Lorraine	21,719
	Advanced Industrial Materials
200,000	Essilor International	20,111
	Eyeglass Lenses
120,000	Ciments Francais	19,949
	Leading French & Emerging Markets Cement Producer
700,000	Legrand	19,691
	Electrical Components
240,000	Imerys	19,176
	Industrial Minerals Producer
151,000	Bacou Dalloz	17,981
	Safety Equipment
400,000	Foncia Groupe	17,646
	Real Estate Services
550,000	Metropole Television	17,190
	Television Broadcaster
		414,427
	>United Kingdom: 8.6%
6,370,000	Tullow Oil	44,915
	Oil & Gas Producer
1,850,000	Northern Rock	34,168
	Lowest Cost Mortgage Bank in UK
2,800,000	Paragon Group	33,792
	Buy-To-Let Finance Company
7,200,000	RPS Group	28,825
	Environmental Consulting & Planning
1,850,000	Expro International Group	23,212
	Offshore Oilfield Services
1,200,000	Northgate	23,211
	Light Commercial Vehicle Rental Specialist
4,200,000	Taylor Nelson Sofres	18,065
	Market Research
3,550,000	BBA Group	17,346
	Aviation Support Services & Non-Woven Materials
2,450,000	Workspace Group	16,380
	Real Estate
813,050	Kensington Group	15,460
	Non-Conforming Mortgage Company

Number of Shares		Value (000)
1,300,000	Keller Group	$13,967
	International Ground Engineering Specialist
640,000	Randgold Resources (b)	13,440
	Gold Mining in Western Africa
2,000,000	UTV	12,575
	Irish Television & Radio Station Operator
450,000	Viridian Group	7,952
	Northern Ireland Electric Utility
916,000	Bloomsbury Publishing	5,485
	Book Publisher
		308,793
	>Netherlands: 8.3%
1,268,491	Fugro	54,689
	Survey & GPS Services
679,000	USG People	51,973
	Temporary Staffing Services
557,534	Aalberts Industries	40,985
	Flow Control & Heat Treatment
972,304	Koninklijke Ten Cate	28,545
	Advanced Textiles & Industrial Fabrics
327,000	OPG Groep	28,405
	Healthcare Supplies & Pharmacies
574,000	IM Tech	27,709
	Engineering & Technical Services
439,400	Sligro Food Group	23,327
	Food Service & Wholesaling
330,000	Smit Internationale	23,216
	Harbor & Offshore Towage & Marine Services
890,000	Unit 4 Agresso (b)	17,901
	Business & Security Software
		296,750
	>Germany: 7.9%
900,000	Rhoen-Klinikum	40,082
	Health Care Services
275,000	Wincor Nixdorf	35,112
	Retail POS Systems & ATM Machines
2,000,000	Depfa Bank	33,154
	Investment Banker to Public Authorities
27,500	Porsche	26,536
	Specialty Automobile Manufacturer
775,000	CTS Eventim (b)	23,763
	Event Ticket Sales
450,000	Hugo Boss Designs	18,943
	Fashion Apparel
260,000	Grenkeleasing	17,292
	Financing for IT Equipment
320,000	Vossloh	16,225
	Rail Infrastructure & Diesel Locomotives
415,000	GFK	15,128
	Market Research Services
870,000	Takkt	13,828
	Mail Order Retailer of Office & Warehouse Durables
100,000	Deutsche Boerse	13,597
	Trading, Clearing, Settlement Services for Financial Markets
75,000	Rational	12,248
	Commercial Oven Manufacturer
200,000	Bilfinger Berger	10,856
	Construction & Related Services

1-800-922-6769

36

Number of Shares		Value (000)
	>Germany—continued
296,000	Deutsche Beteiligungs	$6,172
	Private Equity Investment Management
		282,936
	>Ireland: 6.1%
2,000,000	Bank of Ireland	35,801
	Irish Commercial Bank
2,000,000	IAWS Group	35,262
	Baked Goods
2,200,000	Anglo Irish Bank	34,280
	Small Business & Middle Market Banking
2,350,000	Grafton Group	29,581
	Builders Materials Wholesaling & Do-it-yourself Retailing
6,856,625	United Drug	29,361
	Irish Pharmaceutical Wholesaler & Outsourcer
2,500,000	C&C Group	21,712
	Beverage Company
1,150,000	Kingspan Group	20,078
	Building Insulation & Environmental Containers
720,000	Paddy Power	12,470
	Irish Betting Services
		218,545
	>Switzerland: 4.9%
30,000	Geberit	34,662
	Plumbing Supplies
475,000	Kuehne & Nagel	34,579
	Freight Forwarding/Logistics
275,000	Synthes	33,132
	Products for Orthopedic Surgery
24,000	Sika	26,661
	Chemicals for Construction & Industrial Applications
25,000	Givaudan	19,660
	Fragrances & Flavors
300,000	Schindler	15,535
	Elevator Manufacturer & Service Provider
275,000	Logitech (b)	10,602
	Branded Peripheral Computer Devices
27,000	BKW Energie	2,364
	Electric Utility
		177,195
	>Italy: 3.3%
9,100,000	Cir Compagnie	25,899
	Italian Holding Company
2,120,000	Davide Campari	21,961
	Spirits & Wines
404,000	Banca Italease	20,188
	Italian Leasing & Factoring Leader
2,000,000	Amplifon	16,999
	Hearing Aid Retailer
1,223,000	GranitiFiandre	13,163
	Innovative Stoneware
12,800,000	Ducati Motor (b)	10,867
	Motorcycles & Related Merchandise
350,000	Sabaf	9,961
	Supplier to White Goods OEMS
		119,038

Number of Shares		Value (000)
	>Sweden: 3.3%
1,544,998	Hexagon	$56,245
	Measurement Equipment & Polymers
2,580,000	Tele2	26,034
	European Mobile Operator & Services Reseller
755,000	Nobia	24,490
	Kitchen Cabinet Manufacturing & Distribution
422,000	Sweco	11,541
	Engineering Consultants
		118,310
	>Russia: 1.1%
775,000	Novolipetsk Steel	16,999
	Vertically Integrated Steel Producer
575,800	RBC Information Systems (b)	15,202
	Financial Information, Media & IT Services in Russia
370,000	Mechel Steel Group	8,284
	Coking Coal
		40,485
	>Spain: 0.8%
620,000	Red Electrica	21,379
	Spanish Power Grid
120,700	Bankinter	7,768
	Mortgage Lender
		29,147
	>Czech Republic: 0.7%
183,000	Komercni Banka	26,775
	Leading Czech Universal Bank
	>Greece: 0.7%
936,000	Intralot	25,045
	Lottery & Gaming Systems/Services
	>Poland: 0.6%
820,500	Central European Distribution (b)	20,644
	Vodka Production & Alcohol Distribution
	>Finland: 0.5%
1,756,000	Jaakko Poyry	18,880
	Engineering Consultants
	>Denmark: 0.5%
280,000	Novozymes	18,872
	Industrial Enzymes
	>Austria: 0.4%
300,000	Wienerberger	14,255
	Bricks & Clay Roofing Tiles
	Europe: Total	2,130,097
Asia: 21.5%
	>Japan: 15.2%
546,000	Daito Trust Construction	30,358
	Apartment Builder
43,500	Jupiter Telecommunications (b)	30,155
	Largest Cable Service Provider in Japan

37

Columbia Acorn International

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Japan—continued
3,700,000	Kansai Paint	$29,606
	Paint Producer in Japan, India, China & Southeast Asia
1,272,000	Ushio	26,935
	Industrial Light Sources
718,000	Ito En	26,340
	Bottled Tea & Other Beverages
868,000	Park 24	25,496
	Parking Lot Operator
600,000	Aeon Mall	25,180
	Suburban Shopping Mall Developer, Owner & Operator
453,000	Hogy Medical	23,806
	Disposable Surgical Products
22,500	Sparx Asset Management	23,516
	Fund Management
350,000	USS	23,172
	Used Car Auctioneer
600,000	Hoya	21,450
	Opto-Electrical Components & Eyeglass Lenses
785,000	JSR	19,922
	Films & Chemicals for LCD Screens & Electronics
650,000	Shimano	19,922
	Bicycle Components & Fishing Tackle
2,000,000	Chiba Bank	18,773
	Regional Bank
4,310	Kenedix	18,665
	Real Estate Investment Management
220,000	Fast Retailing	17,914
	Apparel Retailer
710,000	Sato	16,445
	Bar Code Printers & Supplies
714,000	FCC	14,176
	Auto/Motorcycle Clutches
965,000	T. Hasegawa	13,774
	Industrial Flavors & Fragrances
2,248,000	Hiroshima Bank	13,740
	Regional Bank
918,000	Toyo Technica	12,665
	Value Added Reseller of Imported Instrumentation
2,960	Risa Partners	11,762
	NPL & Real Estate Related Investment
1,500,000	Bank of Fukuoka	11,465
	Regional Bank
960	Osaka Securities Exchange	11,407
	Osaka Securities Exchange
1,650	Japan Pure Chemical	10,713
	Precious Metal Plating Chemicals for Electronics
430,000	Yusen Air & Sea Service	10,105
	Airfreight Logistics
1,230,000	Kamigumi	9,349
	Port Cargo Handling & Logistics
375,000	Nagaileben	8,438
	Medical/Healthcare Related Clothes
321,100	Kintetsu World Express	7,623
	Airfreight Logistics
450,200	Ain Pharmaciez	7,483
	Dispensing Pharmacy/Drugstore Operator
1,713	Advance Create	4,973
	Independent Insurance Distributor
		545,328

Number of Shares		Value (000)
	>Taiwan: 2.1%
6,822,000	Advantech	$19,583
	Embedded Computers
18,300,000	Phoenixtec Power	18,601
	Uninterruptible Power Supplies
3,000,000	Novatek Microelectronics	14,451
	LCD Related IC Designer
7,280,000	Wah Lee Industrial	13,352
	Distributor of Chemicals, Materials, & Equipment
7,186,000	Springsoft	11,084
	Electronic Design Automation Software
		77,071
	>Hong Kong: 1.5%
5,000,000	Hong Kong Exchanges and Clearing	32,136
	Hong Kong Equity & Derivatives Market Operator
14,000,000	Techtronic Industries	18,922
	Power Tools & Motorized Appliances
10,996,000	Linmark Group	1,731
	Global Sourcing Agent of Consumer Goods
		52,789
	>India: 0.9%
1,300,000	Housing Development Finance	32,001
	Indian Mortgage Lender
	>South Korea: 0.6%
250,000	Hyundai Mobis	21,124
	Auto Parts
	>China: 0.5%
45,000,000	Global Bio-Chem Technology Group	19,028
	Refiner of Corn-based Commodities
	>Indonesia: 0.5%
15,000,000	Perusahaan Gas Negara	18,192
	Gas Pipeline Operator
	>Singapore: 0.2%
7,053,000	Comfort Del Gro	6,798
	Taxi & Mass Transit Service
	Asia: Total	772,331
Other Countries: 10.7%
	>Canada: 5.3%
1,060,000	Alliance Atlantis Communication (b)	31,051
	CATV Channels, TV/Movie Production/Distribution
1,370,000	Rona (b)	24,607
	Leading Canadian Do-it-yourself Retailer
400,000	Falconbridge	21,070
	Diversified Mining Holding Company
1,155,000	Talisman Energy	20,155
	Oil & Gas Producer
1,190,000	Shawcor	17,685
	Oilfield Services
6,775,000	UrAsia Energy Legend (b)	16,994
	Uranium Mining in Kazakhstan

1-800-922-6769

38

Number of Shares		Value (000)
	>Canada—continued
950,000	Van Houtte (c)	$15,795
	Coffee Services & Equipment
530,000	Major Drilling Group (b)	10,597
	Mining Exploration Driller
2,000,000	Northern Orion Resources (b)	9,818
	Copper & Gold Mining in Argentina
835,000	Kinross Gold (b)	9,103
	Gold Mining
850,000	Ivanhoe Mines (b)	5,757
	Copper Mine Project in Mongolia
2,036,000	RailPower Technologies 144A (b)(c)(d)	4,377
789,000	RailPower Technologies (c)	1,696
	Hybrid Locomotives
		188,705
	>Australia: 2.9%
3,000,000	Billabong International	34,250
	Action Sports Apparel Brand Manager
5,450,000	Sino Gold (b)	20,343
	Gold Mining in The People's Republic of China
4,000,000	ABC Learning Center	19,036
	Childcare Centers
350,000	Perpetual Trustees	19,034
	Mutual Fund Management
2,000,000	Jubilee Mines	11,989
	Nickel Mining in Australia
		104,652
	>South Africa: 1.4%
180,000	Impala Platinum	33,085
	Platinum Group Metals Mining & Refining
4,500,000	Edgars Consolidated Stores	18,140
	Leading Retail Conglomerate
		51,225
	>United States: 0.6%
415,000	Atwood Oceanics (b)	20,584
	Contract Drilling
	>New Zealand: 0.5%
5,500,000	Sky City Entertainment	18,078
	Casino/Entertainment Complex
	Other Countries: Total	383,244
Latin America: 4.5%
	>Brazil: 2.4%
2,500,000	Natura Cosmeticos	26,202
	Direct Retailer of Cosmetics
4,300,000	Suzano	25,273
	Pulp & Paper Producer
720,000	Porto Seguro (b)	12,300
	Auto & Life Insurance
392,000	Diagnosticos (b)	7,782
	Medical Diagnostic Services

Number of Shares or Principal Amount		Value (000)
1,085,000	American Banknote (b)	$7,013
	Manufacturer of Smart Cards
293,000	Ultrapar	4,613
	Specialty Chemicals & Liquid Propane Gas Distribution
170,000	Localiza Rent A Car	3,257
	Car Rental
		86,440
	>Mexico: 1.3%
4,500,000	Consorcio ARA	18,530
	Affordable Housing Builder
414,000	Grupo Aeroportuario Del Sureste	13,906
	Cancun/Cozumel Airport Operator
4,200,000	Urbi Desarrollo (b)	9,740
	Affordable Housing Builder
100,000	Grupo Aeroportuario Del Pacifia	3,185
	Mexican Airport Operator
		45,361
	>Chile: 0.4%
160,000	Sociedad Quimica y Minera de Chile (Chile)	16,662
	Producer of Specialty Fertilizers, Lithium, & Iodine
	>Argentina: 0.4%
350,000	Tenaris	14,172
	Oil, Gas & Industrial Seamless Tubes
	Latin America: Total	162,635
Total Common Stocks: 95.9% (Cost: $2,361,806)		3,448,307
Short-Term Obligations: 3.4%
$75,000	Conocophillips 5.30% Due 7/03/06 - 7/05/06	74,966
45,000	Countrywide Financial Funding 5.30% Due 7/06/06	44,967
4,181	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/9/09 market value $4,268 (repurchase proceeds: $4,183)	4,181
	(Amortized Cost: $124,114)	124,114
Total Investments: 99.3% (Cost: $2,485,920)(a)(e)		3,572,421
Cash and Other Assets Less Liabilities: 0.7%		23,881
Total Net Assets: 100%		$3,596,302

39

Columbia Acorn International

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $2,485,920 and net unrealized appreciation was $1,086,501 consisting of gross unrealized appreciation of $1,184,404 and gross unrealized depreciation of $97,903.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Van Houtte	5.91%
RailPower Technologies	5.16%

  The aggregate cost and value of these companies at June 30, 2006, was $29,676 and $21,869 respectively. Investments in affiliate companies represent 0.61% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend Income	$58
Net realized gain or loss	—
Change in unrealized gain or loss	(10,121)
Purchases	18,278
Proceeds from sales	2

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2006, this security (in thousands) amounted to $4,377 which represents 0.12% of total net assets.

  Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
RailPower Technologies 144A	11/10/05 - 11/18/05	2,036,000	$9,220	$4,377

(e)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,419,023	39.5%
Japanese Yen	545,329	15.2
British Pounds	295,353	8.2
Canadian Dollar	188,705	5.2
Other currencies less than 5% of total net assets	1,124,011	31.2
	$3,572,421	99.3%

1-800-922-6769

40

Columbia Acorn International

>Portfolio Diversification

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
>Industrial Goods/Services
Other Industrial Services	$167,388	4.6%
Specialty Chemicals	160,483	4.5
Construction	144,124	4.0
Industrial Materials	117,554	3.3
Conglomerates	97,230	2.7
Machinery	82,867	2.3
Outsourcing & Training Services	69,320	1.9
Electrical Components	46,626	1.3
Steel	31,171	0.9
Industrial Distribution	29,581	0.8
	946,344	26.3
>Consumer Goods/Services
Retail	110,323	3.1
Durables Goods	100,385	2.8
Beverage	85,808	2.4
Other Consumer Services	84,757	2.4
Food	58,589	1.6
Apparels	54,924	1.5
Consumer Goods Distribution	43,816	1.2
Gaming	37,516	1.0
Leisure Products	26,540	0.7
Nondurables	26,202	0.7
Furniture & Textiles	24,490	0.7
Entertainment	23,763	0.7
Casinos	18,078	0.5
Travel	3,257	0.1
	698,448	19.4
>Information
Computer Hardware & Related Equipment	83,898	2.3
Business Information & Marketing Services	62,018	1.7
Financial Processors	45,732	1.3
Semiconductors & Related Equipment	35,900	1.0
Internet Related	32,484	0.9
Satellite Broadcasting	31,338	0.9
Television Programming	31,051	0.9
Cable Television	30,155	0.8
Television Broadcasting	29,764	0.8
Business Software	28,986	0.8
Telephone Services	26,034	0.7
Computer Services	15,201	0.4
Electronics Distribution	13,352	0.4
Instrumentation	12,665	0.4
Publishing	5,485	0.2
	484,063	13.5

	Value (000)	Percent
>Finance
Banks	$208,157	5.8%
Other Finance Companies	121,350	3.4
Insurance	54,849	1.5
Money Management	48,722	1.4
Savings & Loans	39,769	1.1
Credit Cards	7,013	0.2
	479,860	13.4
>Energy/Minerals
Mining	149,883	4.2
Oil Services	116,170	3.2
Oil/Gas Producers	65,071	1.8
Refining/Marketing/ Distribution	46,948	1.3
Agricultural Commodities	44,301	1.2
Non-Ferrous Metals	10,597	0.3
	432,970	12.0
>Other Industries
Transportation	82,834	2.3
Real Estate	75,076	2.1
Regulated Utilities	57,594	1.6
	215,504	6.0
>Health Care
Services	68,486	1.9
Medical Equipment	53,244	1.5
Hospital/Laboratory Supplies	40,027	1.1
Pharmaceuticals	29,361	0.8
	191,118	5.3
Total Common Stocks	3,448,307	95.9
Short-Term Obligations	124,114	3.4
Total Investments	3,572,421	99.3
Cash and Other Assets Less Liabilities	23,878	0.7
Total Net Assets	$3,596,299	100.0%

41

Columbia Acorn USA

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Information
Avid Technology	454,900	779,900
Concur Technologies	30,400	230,400
Gemstar-TV Guide International	2,375,653	2,580,000
II VI	435,000	505,000
Kronos	500,650	660,650
Nice Systems (Israel)	456,600	566,600
(includes the effect of a 2 for 1 stock split)
Openwave Systems	0	100,000
Progress Software	118,600	347,000
Saga Communications	98,100	300,000
Time Warner Telecom	786,000	1,086,000
Trimble Navigation	90,000	125,000
ValueClick	285,000	460,000
webMethods	83,500	279,100
Consumer Goods/Services
Carter's	80,200	545,200
(includes the effect of a 2 for 1 stock split)
J Crew Group	0	125,000
Oxford Industries	529,200	634,200
Petco Animal Supplies	428,000	608,000
Red Robin Gourmet Burgers	68,800	163,800
True Religion Apparel	205,000	675,200
Health Care
LCA-Vision	143,995	210,000
PSS World Medical	150,000	380,000
United Surgical Partners	150,000	550,000
Industrial Goods/Services
Goodman Global	0	132,000
Simpson Manufacturing	0	100,000
Other Industries
Highland Hospitality	235,000	350,000
Energy/Minerals
Atwood Oceanics	0	152,000
Finance
Delphi Financial Group	29,000	87,000
(includes the effect of a 3 for 2 stock split)

	Number of Shares
	03/31/06	06/30/06
Sales
Information
CDW	28,000	0
Getty Images	104,800	44,000
Global Payments	423,280	393,280
JDA Software	723,800	524,000
MRO Software	242,000	57,950
Plexus	131,100	105,000
Tellabs	1,610,000	1,525,000
Consumer Goods/Services
Aeropostale	200,000	130,000
Sports Authority	105,000	0
Health Care
Charles River Laboratories	303,000	258,000
Incyte	450,000	0
Neurocrine Biosciences	192,000	0
Energy/Minerals
Chicago Bridge & Iron	585,000	535,000
Newpark Resources	1,001,000	350,900
Pioneer Drilling	266,800	0

1-800-922-6769

42

Columbia Acorn USA

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks: 91.5%
Information: 31.2%
	>Business Software: 8.2%
779,900	Avid Technology (b)	$25,994
	Digital Nonlinear Editing Software & Systems
660,650	Kronos (b)	23,922
	Labor Management Solutions
455,200	Micros Systems (b)	19,883
	Information Systems for Restaurants & Hotels
2,100,000	Novell (b)	13,923
	Directory, Operating System & Identity Management Software
347,000	Progress Software (b)	8,123
	Application Development Software
405,800	SSA Global Technologies (b)	7,864
	Enterprise Resource Planning Software
524,000	JDA Software (b)	7,352
	Application/Software & Services for Retailers
327,200	Parametric Technology (b)	4,159
	Engineering Software & Services
230,400	Concur Technologies (b)	3,564
	Web Enabled Cost & Expense Management Software
279,100	webMethods (b)	2,755
	Enterprise Applications Integration Tools
59,300	Witness Systems (b)	1,196
	Customer Experience Management Software
57,950	MRO Software (b)	1,163
	Enterprise Maintenance Software
		119,898
	>Mobile Communications: 5.9%
1,005,000	Crown Castle International (b)	34,713
	Communications Towers
356,605	Alltel	22,762
	Cellular & Wireline Telephone Services
506,000	American Tower (b)	15,747
	Communications Towers in USA & Mexico
1,633,000	Dobson Communications (b)	12,623
	Rural & Small City Cellular Telephone Services
100,000	Openwave Systems (b)	1,154
	Internet Software for Mobile Devices
		86,999
	>Computer Hardware and Related Equipment: 4.1%
566,600	Nice Systems (Israel) (b)	15,944
	Audio & Video Recording Solutions
505,000	II VI (b)	9,242
	Laser Components
147,800	Amphenol	8,271
	Electronic Connectors
584,000	Symbol Technologies	6,301
	Mobile Computers & Barcode Scanners
260,000	Intermec (b)	5,964
	Bar Code & Wireless LAN Systems
99,000	Zebra Technologies (b)	3,382
	Bar Code Printers
100,000	Belden CDT	3,305
	Specialty Cable
424,100	Seachange International (b)	2,952
	Systems for Video On Demand & Ad Insertion

Number of Shares		Value (000)
40,000	Rogers (b)	$2,254
	PCB Laminates & High-performance Foams
90,000	Netgear (b)	1,949
	Networking Products for Small Business & Home
		59,564
	>Telecommunications Equipment: 1.7%
1,525,000	Tellabs (b)	20,298
	Telecommunications Equipment
310,000	Andrew (b)	2,746
	Wireless Infrastructure Equipment
323,500	Symmetricom (b)	2,287
	Network Timing & Synchronization Devices
		25,331
	>Semiconductors and Related Equipment: 1.5%
1,050,000	Entegris (b)	10,006
	Semiconductor Wafer Shipping & Handling Products
683,490	Integrated Device Technology (b)	9,692
	Communications Semiconductors
70,000	Littelfuse (b)	2,407
	Little Fuses
		22,105
	>Financial Processors: 1.3%
393,280	Global Payments	19,094
	Credit Card Processor
	>Business Information and Marketing Services: 1.2%
530,000	Ceridian (b)	12,953
	HR Services & Payment Processing
44,000	Getty Images (b)	2,794
	Photographs for Publications & Electronic Media
98,300	Navigant Consulting (b)	2,226
	Financial Consulting Firm
		17,973
	>Telephone Services: 1.2%
1,086,000	Time Warner Telecom (b)	16,127
	Fiber Optic Telephone/Data Service Provider
50,000	Commonwealth Telephone	1,658
	Rural Phone Franchises & Competing Telco
		17,785
	>Internet Related: 1.0%
980,000	CNET Networks (b)	7,820
	Internet Advertising on Niche Websites
460,000	ValueClick (b)	7,061
	Internet Advertising
		14,881
	>Instrumentation: 1.0%
140,000	Mettler Toledo (b)	8,480
	Laboratory Equipment
125,000	Trimble Navigation (b)	5,580
	GPS-Based Instruments
		14,060

43

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Radio: 0.9%
511,100	Salem Communications (b)	$6,650
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (b)	3,605
	Spanish Language Radio Stations
300,000	Saga Communications (b)	2,718
	Radio Stations in Small & Mid Sized Cities
		12,973
	>Computer Services: 0.8%
1,005,500	AnswerThink Consulting (b)	4,052
	IT Integration & Best Practice Research
786,000	RCM Technologies (b)(c)	3,946
	Technology & Engineering Services
95,000	SRA International (b)	2,530
	Government IT Services
235,000	Igate Capital (b)	1,502
	IT & BPO Outsourcing Services
		12,030
	>CATV: 0.8%
2,580,000	Gemstar-TV Guide International (b)	9,082
	TV Program Guides & CATV Programming
140,000	Discovery Holding (b)	2,048
	CATV Programming
		11,130
	>TV Broadcasting: 0.7%
1,125,000	Entravision Communications (b)	9,641
	Spanish Language TV, Radio & Outdoor
138,500	Gray Television	802
	Mid Market Affiliated TV Stations
		10,443
	>Gaming Equipment: 0.4%
200,000	Bally Technologies (b)	3,294
	Slot Machines & Software
98,500	Shuffle Master (b)	3,229
	Card Shufflers & Casino Games
		6,523
	>Television Programming: 0.3%
460,000	Lions Gate Entertainment (b)	3,933
	Film & TV Studio
	>Contract Manufacturing: 0.2%
105,000	Plexus (b)	3,592
	Electronic Manufacturing Services
	>Publishing: 0.0%
13,850	Triple Crown Media (b)	120
	Newspapers, Paging & Collegiate Sports Marketing
	Information: Total	458,434
Consumer Goods/Services: 17.5%
	>Retail: 5.9%
398,000	Abercrombie & Fitch	22,061
	Teen Apparel Retailer
486,250	Christopher & Banks	14,101
	Women's Apparel Retailer

Number of Shares		Value (000)
608,000	Petco Animal Supplies (b)	$12,421
	Pet Supplies & Services
224,500	Ann Taylor Stores (b)	9,739
	Women's Apparel Retailer
353,000	Chico's FAS (b)	9,524
	Women's Specialty Retail
203,000	Michaels Stores	8,372
	Craft & Hobby Specialty Retailer
130,000	Aeropostale (b)	3,756
	Mall-Based Teen Retailer
125,000	J Crew Group (b)	3,431
	Multi-Channel Branded Retailer
95,000	Genesco (b)	3,218
	Multi-Concept Branded Footwear Retailer
		86,623
	>Apparel: 3.9%
634,200	Oxford Industries	24,994
	Branded & Private Label Apparel
545,200	Carter's (b)	14,410
	Children's Branded Apparel
675,200	True Religion Apparel (b)	11,951
	Premium Denim
222,200	Coach (b)	6,644
	Designer & Retailer of Branded Leather Accessories
		57,999
	>Other Consumer Services: 2.4%
416,000	ITT Educational Services (b)	27,377
	Post-secondary Degree Programs
387,700	Central Parking	6,203
	Owner, Operator, Manager of Parking Lots & Garages
60,000	Weight Watchers	2,453
	Weight Loss Programs
		36,033
	>Leisure Products: 1.9%
301,300	International Speedway Motors	13,971
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,378
	Motorsport Racetrack Owner & Operator
106,000	Polaris Industries	4,590
	Leisure Vehicles & Related Products
195,000	Callaway Golf	2,533
	Premium Golf Clubs & Balls
		28,472
	>Nondurables: 1.5%
496,400	Scotts Miracle-Gro	21,008
	Consumer Lawn & Garden Products
100,000	Prestige Brands (b)	997
	OTC, Household & Personal Care Products
		22,005
	>Restaurants: 1.0%
337,500	Sonic (b)	7,017
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (b)	6,971
	Casual Dining Restaurant
		13,988

1-800-922-6769

44

Number of Shares		Value (000)
	>Furniture and Textiles: 0.6%
106,000	HNI	$4,807
	Office Furniture & Fireplaces
90,000	Herman Miller	2,319
	Office Furniture
20,000	Mohawk Industries (b)	1,407
	Carpet & Flooring
		8,533
	>Travel: 0.2%
45,000	Vail Resorts (b)	1,670
	Ski Resort Operator & Developer
13,200	Kerzner International (Bahamas) (b)	1,046
	Destination Resorts & Casinos
		2,716
	>Other Durable Goods (includes auto related): 0.1%
40,000	Cavco Industries (b)	1,778
	Higher End Manufactured Homes
	Consumer Goods/Services: Total	258,147
Health Care: 12.6%
	>Health Care Services: 4.3%
550,000	United Surgical Partners (b)	16,539
	Outpatient Surgery Center
210,000	LCA-Vision	11,111
	Lasik Surgery Centers
291,800	Lincare Holdings (b)	11,042
	Home Healthcare Services
199,875	Coventry Health Care (b)	10,981
	HMO
258,000	Charles River Laboratories (b)	9,494
	Pharmaceutical Research
175,000	PRA International (b)	3,897
	Contract Research Organization
		63,064
	>Medical Equipment: 3.8%
577,400	Edwards Lifesciences (b)	26,231
	Heart Valves
380,000	PSS World Medical (b)	6,707
	Medical Supplies Distributor
220,000	Viasys Healthcare (b)	5,632
	Respiratory & Neurology Medical Equipment
105,000	Vital Signs	5,201
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (b)	4,774
	Medical Devices for Eye Care
165,000	Intermagnetics General (b)	4,452
	MRI Equipment
104,000	Arrow International	3,418
	Disposable Catheters
		56,415
	>Hospital/Laboratory Supplies: 3.1%
547,400	Serologicals (b)	17,210
	Blood Collection & Antibody Production
270,700	ICU Medical (b)	11,434
	Intravenous Therapy Products

Number of Shares		Value (000)
146,200	Diagnostic Products	$8,504
	Immunodiagnostic Kits
158,300	Techne (b)	8,061
	Cytokines, Antibodies, other Reagents for Life Sciences
		45,209
	>Biotechnology/Drug Delivery: 1.4%
360,000	Nektar Therapeutics (b)	6,602
	Drug Delivery Technologies
293,000	Intermune (b)	4,820
	Drugs for Hepatitis C, Pulmonary Fibrosis & Cancer
455,000	Ligand Pharmaceuticals (b)	3,845
	Drugs for Pain, Cancer, Osteoporosis, Diabetes
235,000	Exelixis (b)	2,362
	Treatments for Cancer & Metabolic Disorders
235,000	Decode Genetics (b)	1,455
	Drugs for Heart Attack, Asthma & Vascular Disease
100,000	Momenta Pharmaceuticals (b)	1,271
	Sugar Analysis Technology for Drug Design
375,000	Locus Discovery, Series D. Pfd. (d)	102
	High Throughput Rational Drug Design
363,636	Metabolex, Series F (d)	84
	Drugs for Diabetes
		20,541
	Health Care: Total	185,229
Industrial Goods/Services: 11.1%
	>Machinery: 6.5%
580,300	Esco Technologies (b)	31,017
	Automatic Electric Meter Readers
673,600	Pentair	23,030
	Pumps, Water Treatment & Tools
373,600	Nordson	18,373
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	10,832
	Industrial Air Filtration
110,000	Ametek	5,212
	Aerospace/Industrial Instruments
189,900	K&F Industries Holdings (b)	3,367
	Aircraft Wheels, Brakes & Fuel Tank Bladders
132,000	Goodman Global (b)	2,004
	HVAC Equipment Manufacturer
50,000	Kaydon	1,866
	Specialized Friction & Motion Control Products
		95,701
	>Electrical Components: 1.9%
376,000	Genlyte Group (b)	27,233
	Commercial Lighting Fixtures
	>Construction: 0.9%
204,050	Florida Rock Industries	10,135
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,605
	Wall Joint Maker
		13,740

45

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Specialty Chemicals: 0.5%
357,500	Spartech	$8,080
	Plastics Distribution & Compounding
	>Outsourcing Services: 0.5%
400,000	Quanta Services (b)	6,932
	Electrical & Telecom Construction Services
	>Waste Management: 0.5%
187,250	Waste Connections (b)	6,816
	Solid Waste Management
	>Industrial Distribution: 0.2%
113,000	NuCo2 (b)	2,717
	Bulk Co2 Gas Distribution to Restaurants
	>Other Industrial Services: 0.1%
63,000	UTI Worldwide	1,589
	Global Logistics & Freight Forwarding
	Industrial Goods/Services: Total	162,808
Energy/Minerals: 9.4%
	>Oil Services: 4.9%
401,700	FMC Technologies (b)	27,099
	Oil & Gas Well Head Manufacturer
535,000	Chicago Bridge & Iron	12,920
	Engineering & Construction for Petrochemicals & LNG
311,000	Pride International (b)	9,713
	Offshore Drilling Contractor
152,000	Atwood Oceanics (b)	7,539
	Contract Drilling
355,000	Hanover Compressor (b)	6,667
	Natural Gas Compressor Rental & Fabrications
76,500	Carbo Ceramics	3,758
	Natural Gas Well Stimulants
155,000	Key Energy Services (b)	2,364
	Well Workover Services
350,900	Newpark Resources (b)	2,158
	Drilling Fluid Services
11,000	Helmerich & Payne	663
	Contract Driller
		72,881
	>Oil and Gas Producers: 3.6%
525,000	Quicksilver Resources (b)	19,325
	Natural Gas & Coal Seam Gas Producer
282,600	Western Gas Resources	16,914
	Oil & Coal Seam Gas Producer
208,400	Southwestern Energy (b)	6,494
	Natural Gas Producer
450,000	Vaalco Energy (b)	4,392
	Oil & Gas Producer
111,200	Equitable Resources	3,725
	Natural Gas Producer & Utility
92,000	McMoran Exploration (b)	1,619
	Natural Gas Producer & Developer
		52,469

Number of Shares		Value (000)
	>Other Resources: 0.5%
242,000	Layne Christensen (b)	$6,861
	Oil & Gas Producer/Engineering & Construction/Contract Drilling
	>Oil Refining/Marketing/Distribution: 0.4%
155,000	Atmos Energy	4,326
	Dallas Natural Gas Utility
50,250	Oneok	1,710
	Natural Gas Distribution, Pipeline, Processing & Trading
		6,036
	Energy/Minerals: Total	138,247
Finance: 7.5%
	>Finance Companies: 3.4%
1,121,500	AmeriCredit (b)	31,312
	Auto Lending
520,200	World Acceptance (b)	18,478
	Personal Loans
		49,790
	>Insurance: 2.4%
664,500	HCC Insurance Holdings	19,563
	Specialty Insurance
14,000	Markel (b)	4,858
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (b)	3,188
	Specialty Insurance
87,000	Delphi Financial Group	3,163
	Group Employee Benefit Products & Services
75,000	Endurance Specialty Holdings	2,400
	Commercial Lines Insurance/Reinsurance
91,000	United America Indemnity (b)	1,896
	Specialty Insurance
1,600	Eastern Insurance Holdings (b)	20
	Workers Comp & Specialty Insurance
		35,088
	>Banks: 1.4%
239,500	TCF Financial	6,335
	Great Lakes Bank
212,756	Chittenden	5,500
	Vermont & Western Massachusetts Banks
145,000	Greene County Bancshares	4,489
	Tennessee Bank
94,000	Associated Banc-Corp	2,964
	Midwest Bank
20,000	First Financial Bankshares	731
	West Texas Bank
30,000	West Bancorporation	560
	Des Moines Commercial Bank
		20,579
	>Savings and Loans: 0.3%
141,400	Anchor Bancorp Wisconsin	4,266
	Wisconsin Thrift
	Finance: Total	109,723

1-800-922-6769

46

Number of Shares or Principal Amount		Value (000)
Other Industries: 2.2%
	>Real Estate: 1.6%
560,000	DiamondRock Hospitality	$8,293
	Hotel Owner
350,000	Highland Hospitality	4,928
	Hotel Owner
77,500	Gaylord Entertainment (b)	3,382
	Convention Hotels
150,000	Kite Realty Group	2,339
	Community Shopping Centers
90,000	American Campus Communities	2,237
	Student Housing
110,500	Crescent Real Estate Equities	2,051
	Class 'A' Office Buildings
		23,230
	>Transportation/Regulated Utilities: 0.6%
424,720	Heartland Express	7,598
	Regional Trucker
97,500	Northeast Utilities	2,015
	Utility
		9,613
Other Industries: Total		32,843
Total Common Stocks: 91.5%	(Cost: $963,933)	1,345,431
Short-Term Obligations: 8.6%
$65,000	Conocophillips 5.30% Due 7/03/06 - 7/06/06	64,965
32,000	Countrywide Financial Funding 5.30% Due 7/03/06	31,972
26,000	Verizon Global Funding 5.30% Due 7/05/06	25,985
2,797	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $2,855 (repurchase proceeds: $2,798)	2,797
	(Amortized Cost: $125,719)	125,719
Total Investments: 100.1% (Cost: $1,089,652)(a)		1,471,150
Cash and Other Assets Less Liabilities: (0.1%)		(817)
Total Net Assets: 100%		$1,470,333

47

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $1,089,652 and net unrealized appreciation was $381,498 consisting of gross unrealized appreciation of $445,543 and gross unrealized depreciation of $64,045.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

RCM Technologies	6.67%

  The aggregate cost and value of this company at June 30, 2006, was $5,636 and $3,946 respectively. Investments in affiliate companies represent 0.27% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	(63)
Purchases	—
Proceeds from sales	—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2006, these securities (in thousands) amounted to $186 which represents 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
Locus Discovery, Series D, Pfd.	09/05/01	375,000	$1,500	$102
Metabolex, Series F	05/11/00	363,636	2,000	84
			$3,500	$186

1-800-922-6769

48

Columbia Acorn International Select

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Europe
>Ireland
Anglo Irish Bank	174,000	265,000
Bank of Ireland	245,000	280,000
C&C Group	170,000	500,000
>Switzerland
Synthes	25,000	30,000
>Germany
Depfa Bank	185,000	215,000
>Sweden
Hexagon	0	32,000
Tele2	160,000	255,000
>Czech Republic
Komercni Banka	10,300	15,300
>Netherlands
USG People	0	17,000
Asia
>Japan
Hoya	90,000	110,000
Kansai Paint	80,000	280,000
Other Countries
>Canada
Alliance Atlantis Communication	0	72,000
Potash	30,700	35,000
>United States
Atwood Oceanics	0	60,800

	Number of Shares
	03/31/06	06/30/06
Sales
Europe
>Switzerland
BKW Energie	12,100	2,500
>Sweden
Gambro	320,200	0
>Norway
Orkla	47,000	0
Asia
>Japan
Ito En	76,000	36,000
Shimano	130,000	5,600
Ushio	145,000	85,000
Other Countries
>Canada
Kinross Gold	311,000	111,000
Talisman Energy	78,000	0
(includes the effect of a 3 for 1 stock split)
Latin America
>Argentina
Tenaris	29,500	0
(includes the effect of a 5 for 1 stock split)

49

Columbia Acorn International Select

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
	Common Stocks: 93.6%
Europe: 55.0%
	>Ireland: 15.9%
280,000	Bank of Ireland	$5,012
	Irish Commercial Bank
500,000	C&C Group	4,342
	Beverage Company
265,000	Anglo Irish Bank	4,129
	Small Business & Middle Market Banking
220,000	IAWS Group	3,879
	Baked Goods
125,000	Grafton Group	1,574
	Builders Materials Wholesaling & Do-it-yourself Retailing
		18,936
	>Switzerland: 10.6%
30,000	Synthes	3,614
	Products for Orthopedic Surgery
42,500	Kuehne & Nagel	3,094
	Freight Forwarding/Logistics
2,400	Geberit	2,773
	Plumbing Supplies
10,250	Swatch Group	1,729
	Watch & Electronics Manufacturer
23,000	Schindler	1,191
	Elevator Manufacturer & Service Provider
2,500	BKW Energie	219
	Electric Utility
		12,620
	>France: 7.4%
24,200	Neopost	2,755
	Postage Meter Machines
182,300	SES Global	2,597
	Satellite Broadcasting Services
20,000	Essilor International	2,011
	Eyeglass Lenses
18,000	Imerys	1,438
	Industrial Minerals Producer
		8,801
	>Germany: 6.4%
215,000	Depfa Bank	3,564
	Investment Banker to Public Authorities
3,300	Porsche	3,184
	Specialty Automobile Manufacturer
6,000	Deutsche Boerse	816
	Trading, Clearing, Settlement Services for Financial Markets
		7,564
	>United Kingdom: 3.3%
215,000	Northern Rock	3,971
	Lowest Cost Mortgage Bank in UK
	>Sweden: 3.1%
255,000	Tele2	2,573
	European Mobile Operator & Services Reseller
32,000	Hexagon	1,165
	Measurement Equipment & Polymers
		3,738

Number of Shares		Value (000)
	>Denmark: 2.8%
50,000	Novozymes	$3,370
	Industrial Enzymes
	>Spain: 2.5%
88,000	Red Electrica	3,034
	Spanish Power Grid
	>Czech Republic: 1.9%
15,300	Komercni Banka	2,239
	Leading Czech Universal Bank
	>Netherlands: 1.1%
17,000	USG People	1,301
	Temporary Staffing Services
	Europe: Total	65,574
Asia: 28.2%
	>Japan: 24.1%
76,000	Daito Trust Construction	4,226
	Apartment Builder
110,000	Hoya	3,932
	Opto-Electrical Components & Eyeglass Lenses
5,299	Jupiter Telecommunications (b)	3,673
	Largest Cable Service Provider in Japan
55,000	Aeon Mall	2,308
	Suburban Shopping Mall Developer, Owner & Operator
280,000	Kansai Paint	2,240
	Paint Producer in Japan, India, China & Southeast Asia
85,000	JSR	2,157
	Films & Chemicals for LCD Screens & Electronics
30,000	USS	1,986
	Used Car Auctioneer
1,800	Sparx Asset Management	1,881
	Fund Management
420	Kenedix	1,819
	Real Estate Investment Management
85,000	Ushio	1,800
	Industrial Light Sources
36,000	Ito En	1,321
	Bottled Tea & Other Beverages
199,800	Hiroshima Bank	1,222
	Regional Bank
5,600	Shimano	172
	Bicycle Components & Fishing Tackle
		28,737
	>Hong Kong: 3.3%
610,000	Hong Kong Exchanges and Clearing	3,920
	Hong Kong Equity & Derivatives Market Operator

1-800-922-6769

50

Number of Shares or Principal Amount		Value (000)
	>Singapore: 0.8%
1,000,000	Comfort Del Gro	$964
	Taxi & Mass Transit Service
	Asia: Total	33,621
Other Countries: 10.4%
	>Canada: 6.8%
35,000	Potash	3,009
	World's Largest Producer of Potash
72,000	Alliance Atlantis Communication (b)	2,109
	CATV Channels, TV/Movie Production/Distribution
100,000	Rona (b)	1,796
	Leading Canadian DIY Retailer
111,000	Kinross Gold (b)	1,210
	Gold Mining
		8,124
	>United States: 2.6%
60,800	Atwood Oceanics (b)	3,016
	Contract Drilling
	>South Africa: 1.0%
6,500	Impala Platinum Holdings	1,195
	Platinum Group Metals Mining & Refining
	Other Countries: Total	12,335
	Total Common Stocks: 93.6% (Cost: $90,604)	111,530
Short-Term Obligation: 6.2%
$7,418	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/03/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $7,570 (repurchase proceeds: $7,421)	7,418
	(Amortized Cost: $7,418)
Total Investments: 99.8% (Cost: $98,022)(a)(c)		118,948
Cash and Other Assets Less Liabilities: 0.2%		230
Total Net Assets: 100%		$119,178

51

Columbia Acorn International Select

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $98,022 and net unrealized appreciation was $20,926 consisting of gross unrealized appreciation of $24,229 and gross unrealized depreciation of $3,303.

(b)  Non-income producing security.

(c)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$39,637	33.3%
Japanese Yen	28,737	24.1
US Dollar	13,443	11.3
Swiss Franc	12,620	10.6
Other currencies less than 5% of total net assets	24,511	20.5
	$118,948	99.8%

1-800-922-6769

52

Columbia Acorn International Select

>Portfolio Diversification

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
>Industrial Goods/Services
Specialty Chemicals	$7,768	6.5%
Construction	6,999	5.9
Other Industrial Services	4,285	3.6
Machinery	2,755	2.3
Electrical Components	1,800	1.5
Industrial Distribution	1,573	1.3
Industrial Materials	1,438	1.2
Outsourcing Services	1,301	1.1
Conglomerates	1,165	1.0
	29,084	24.4
>Finance
Banks	20,136	16.9
Money Management	1,881	1.6
	22,017	18.5
>Consumer Goods/Services
Beverage	5,663	4.8
Durables Goods	5,085	4.3
Retail	4,104	3.4
Food	3,879	3.2
Consumer Goods Distribution	1,986	1.7
	20,717	17.4
>Information
Financial Processors	4,736	4.0
Semiconductors & Related Equipment	3,933	3.3
Cable Television	3,673	3.1
Satellite Broadcasting	2,597	2.2
Telephone Services	2,573	2.1
Television Programming	2,109	1.7
	19,621	16.4

	Value (000)	Percent
>Energy/Minerals
Mining	$5,414	4.6%
Oil/Gas Producers	3,015	2.5
	8,429	7.1
>Other Industries
Regulated Utilities	3,253	2.8
Real Estate	1,819	1.5
Transportation	964	0.8
	6,036	5.1
>Health Care
Medical Equipment	5,626	4.7
	5,626	4.7
Total Common Stocks	111,530	93.6
Short-Term Obligation	7,418	6.2
Total Investments	118,948	99.8
Cash and Other Assets Less Liabilities	230	0.2
Total Net Assets	$119,178	100.0%

53

Columbia Acorn Select

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Consumer Goods/Services
Coach	1,400,000	1,506,000
Expedia	1,200,000	3,300,000
Petco Animal Supplies	1,300,000	1,350,000
Information
Avid Technology	1,600,000	1,650,000
Liberty Global, Series A	1,000,000	1,139,734
Novell	5,000,000	5,500,000
Sanmina-SCI	0	4,000,000
Tellabs	9,600,000	9,750,000
Industrial Goods/Services
Worthington Industries	2,150,000	2,250,000
Energy/Minerals
Potash (Canada)	400,000	480,000
UrAsia Energy (Canada)	1,900,000	2,800,000
Finance
Janus Capital Group	2,500,000	3,200,000

	Number of Shares
	03/31/06	06/30/06
Sales
Information
IAC/Interactive Corp	544,000	0
Liberty Global, Series C	3,400,000	3,232,702
Tektronix	1,400,000	0
Tribune Company	803,700	702,900
Finance
Associated Banc-Corp	750,000	0
Health Care
Coventry Health Care	900,000	0

1-800-922-6769

54

Columbia Acorn Select

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
	Common Stocks: 94.6%
Consumer Goods/Services: 29.4%
	>Consumer Services: 11.8%
1,625,000	ITT Educational Services (b)	$106,941
	Post-secondary Degree Programs
3,500,000	Safeway	91,000
	Supermarkets
728,000	Weight Watchers	29,768
	Weight Loss Programs
		227,709
	>Retail: 7.9%
1,400,000	Abercrombie & Fitch	77,602
	Teen Apparel Retailer
845,000	Costco Wholesale	48,275
	Warehouse Superstores
1,350,000	Petco Animal Supplies (b)	27,580
	Pet Supplies & Services
		153,457
	>Leisure Products: 4.9%
1,100,000	Harley-Davidson	60,379
	Motorcycles & Related Merchandise
740,000	International Speedway Motors	34,314
	Largest Motorsports Racetrack Owner & Operator
		94,693
	>Travel: 2.5%
3,300,000	Expedia (b)	49,401
	Online Travel Services Company
	>Apparel: 2.3%
1,506,000	Coach (b)	45,029
	Designer & Retailer of Branded Leather Accessories
	Consumer Goods/Services: Total	570,289
Information: 29.0%
	>Telecommunications Equipment: 6.7%
9,750,000	Tellabs (b)	129,773
	Telecommunications Equipment
	>CATV: 6.6%
3,232,702	Liberty Global, Series C (b)	66,497
1,139,734	Liberty Global, Series A (b)	24,504
	CATV Holding Company
2,500,000	Discovery Holding (b)	36,575
	CATV Programming
		127,576
	>Business Software: 4.7%
1,650,000	Avid Technology (b)	54,995
	Digital Nonlinear Editing Software & Systems
5,500,000	Novell (b)	36,465
	Directory, Operating System & Identity Management Software
		91,460
	>Mobile Communications: 3.7%
2,300,000	American Tower (b)	71,575
	Communications Towers in USA & Mexico

Number of Shares		Value (000)
	>Internet Related: 3.0%
9,600,000	Skillsoft Publishing (b)(c)	$58,752
	Web-based Learning Solutions (E-Learning)
	>Financial Processors: 1.8%
729,500	SEI Investments	35,658
	Mutual Fund Administration & Investment Management
	>Publishing: 1.2%
702,900	Tribune Company	22,795
	Newspapers & TV Stations
	>Contract Manufacturing: 1.0%
4,000,000	Sanmina-SCI (b)	18,400
	Backplane & Electronic Manufacturing Services
	>Computer Services: 0.3%
1,367,000	AnswerThink Consulting (b)	5,509
	IT Integration & Best Practice Research
	Information: Total	561,498
Industrial Goods/Services: 13.7%
	>Other Industrial Services: 3.8%
1,322,000	Expeditors International of Washington	74,045
	International Freight Forwarder
	>Outsourcing Services: 2.7%
3,030,000	Quanta Services (b)	52,510
	Electrical & Telecom Construction Services
	>Steel: 2.5%
2,250,000	Worthington Industries	47,138
	Steel Processing
	>Waste Management: 2.4%
1,300,000	Waste Management	46,644
	U.S. Garbage Collection & Disposal
	>Industrial Materials: 2.3%
1,125,000	Mine Safety Appliances	45,225
	Safety Equipment
	Industrial Goods/Services: Total	265,562
Energy/Minerals: 11.4%
	>Mining: 6.2%
31,500,000	UrAsia Energy (Canada) (b)(c)	79,011
	Uranium Mining in Kazakhstan
480,000	Potash (Canada)	41,266
	World's Largest Producer of Potash
		120,277

55

Columbia Acorn Select

>Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount		Value (000)
	>Oil Services: 5.2%
1,950,000	Pride International (b)	$60,899
	Contract Drilling
600,000	FMC Technologies (b)	40,475
	Oil & Gas Well Head Manufacturer
		101,374
	Energy/Minerals: Total	221,651
Finance: 9.3%
	>Money Management: 5.2%
3,200,000	Janus Capital Group	57,280
	Manages Mutual Funds
975,000	Nuveen Investments	41,974
	Specialty Mutual Funds
		99,254
	>Insurance: 4.1%
1,800,000	Conseco (b)	41,580
	Life, Long Term Care & Medical Supplement Insurance
112,000	Markel (b)	38,865
	Specialty Insurance
		80,445
	Finance: Total	179,699
Health Care: 1.8%
	>Health Care Services: 1.8%
910,000	Lincare Holdings (b)	34,434
	Home Health Care Services
	Health Care: Total	34,434
	Total Common Stock: 94.6% (Cost: $1,388,372)	1,833,133
Short-Term Obligations: 3.2%
$30,000	Conocophillips 5.30% Due 7/03/06	29,987
27,000	Countrywide Financial Funding 5.25% Due 7/05/06	26,976
8,784	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $4,880 (repurchase proceeds: $4,786)	4,784
	(Amortized Cost: $61,747)	61,747
Total Investments: 97.8% (Cost: $1,450,119)(a)		1,894,880
Cash and Other Assets Less Liabilities: 2.2%		42,833
Total Net Assets: 100%		$1,937,713

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56

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $1,450,119 and net unrealized appreciation was $444,761 consisting of gross unrealized appreciation of $484,626 and gross unrealized depreciation of $39,865.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Skillsoft Publishing	8.88%
UrAsia Energy (Canada)	6.56%

  The aggregate cost and value of these companies at June 30, 2006, was $110,886 and $137,763 respectively. Investments in affiliate companies represent 7.11% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006, were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	24,788
Purchases	6,039
Proceeds from sales	—

57

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Columbia Acorn Family of Funds

  >  Statements of Assets and Liabilities

  >  Statements of Operations

  >  Statements of Changes in Net Assets

  >  Financial Highlights

  >  Notes to Financial Statements

59

Columbia Acorn Family of Funds

>Statements of Assets and Liabilities (Unaudited)

June 30, 2006	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,452,305	$2,456,244	$1,084,016	$98,022	$1,339,233
Affiliated investments, at cost (See Note 4)	1,819,627	29,676	5,636	—	110,886
Unaffiliated investments, at value	$14,993,693	$3,550,552	$1,467,204	$118,948	$1,757,117
Affiliated investments, at value (See Note 4)	2,934,084	21,869	3,946	—	137,763
Cash	2,056	1	13	1	1
Foreign currency (cost: Columbia Acorn Fund $5,941; Columbia Acorn International $5,019; Columbia Acorn International Select $200; Columbia Acorn Select $*)	6,049	5,077	—	203	—	*
Receivable for:
Investments sold	28,918	8,075	1,587	343	45,986
Fund shares sold	24,568	8,551	2,822	117	2,178
Dividends and interest	8,609	6,066	400	197	342
Foreign tax reclaims	793	1,042	2	36	—
Deferred Trustees' Compensation Investments	1,927	538	136	—	—
Other assets	—	122	90	2	—
Total Assets	18,000,697	3,601,893	1,476,200	119,847	1,943,387
Liabilities:
Payable for:
Investments purchased	53,778	711	3,405	384	76
Fund shares redeemed	14,600	1,357	978	97	3,377
Management fee	9,220	2,220	1,024	90	1,270
Administration fee	588	117	48	4	64
12b-1 Service & Distribution fees	2,923	157	132	11	442
Reports to shareholders	633	205	90	36	230
Deferred Trustees' fees	1,927	538	136	12	47
Transfer agent fees	600	80	36	6	135
Trustees' fees	4	—	—	— *	6
Audit fee	32	34	18	19	18
Custody fees	210	172	—	10	—
Other liabilities	106	—	—	—	9
Total Liabilities	84,621	5,591	5,867	669	5,674
Net Assets	$17,916,076	$3,596,302	$1,470,333	$119,178	$1,937,713
Composition of Net Assets:
Paid in capital	$10,598,812	$2,229,793	$1,096,188	$111,933	$1,468,574
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(6,560)	4,339	(1,371)	(357)	(15,027)
Accumulated net realized gain (loss)	667,823	275,512	(6,049)	(13,330)	39,405
Net unrealized appreciation (depreciation) on:
Investments	6,655,845	1,086,501	381,498	20,926	444,761
Foreign currency translations	156	157	67	6	—	*
Net Assets	$17,916,076	$3,596,302	$1,470,333	$119,178	$1,937,713
Net asset value per share – Class A (a)	$28.81	$37.33	$26.96	$22.95	$23.55
(Net assets/shares)	($3,808,423/132,182)	($211,021/5,652)	($220,043/8,162)	($14,167/617)	($788,153/33,464)
Maximum offering price per share – Class A (b)	$30.57	$39.61	$28.60	$24.35	$24.99
(Net asset value per share/front-end sales charge)	($28.81/0.9425)	($37.33/0.9425)	($26.96/0.9425)	($22.95/0.9425)	($23.55/0.9425)
Net asset value and offering price per share – Class B (a)	$27.71	$36.65	$25.95	$22.24	$22.69
(Net assets/shares)	($1,406,504/50,764)	($82,345/2,247)	($67,649/2,607)	($7,910/356)	($203,596/8,973)
Net asset value and offering price per share – Class C (a)	$27.66	$36.61	$25.92	$22.23	$22.66
(Net assets/shares)	($1,300,779/47,032)	($76,524/2,091)	($50,799/1,960)	($5,006/225)	($155,134/6,847)
Net asset value and offering price per share – Class Z (c)	$29.49	$37.58	$27.52	$23.16	$23.87
(Net assets/shares)	($11,400,370/386,621)	($3,226,412/85,846)	($1,131,842/41,121)	($92,095/3,976)	($790,830/33,124)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

>Statements of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select
Investment Income:
Dividend income	$72,878	$39,687	$3,023	$1,249	$5,670
Dividend income from affiliates (See Note 4)	13,299	58	—	—	—
Interest income	28,493	6,484	3,409	100	1,399
	114,670	46,229	6,432	1,349	7,069
Foreign taxes withheld	(2,712)	(3,643)	(5)	(105)	(16)
Total Investment Income	111,958	42,586	6,427	1,244	7,053
Expenses:
Management fee	57,105	13,306	6,073	521	7,840
Administration fee	3,643	701	287	23	391
12b-1 Service and Distribution fees:
Class A	4,680	241	250	15	984
Class B	6,192	355	307	32	890
Class C	6,533	335	235	23	780
Transfer agent fees:
Class A	1,007	69	57	8	326
Class B	1,048	74	59	10	211
Class C	596	33	25	4	111
Class Z	1,265	538	122	28	234
Custody fees	922	919	20	27	29
Trustees' fees	303	47	21	1	15
Registration & blue sky fees	167	128	76	42	106
Reports to shareholders	1,248	320	134	43	308
Compliance fees	259	48	20	2	27
Non-recurring costs (See Note 9)	84	16	7	1	9
Other expenses	364	87	43	30	52
Total expenses	85,416	17,217	7,736	810	12,313
Less custody fees paid indirectly	(60)	(8)	(2)	— *	(4)
Less reimbursement of expenses by Investment Adviser	—	—	—	(2)	—
Less fees waived by Transfer Agent	(817)	(96)	(48)	(7)	(170)
Non-recurring costs reimbursed (See Note 9)	(84)	(16)	(7)	(1)	(9)
Net Expenses	84,455	17,097	7,679	800	12,130
Net Investment Income (Loss)	27,503	25,489	(1,252)	444	(5,077)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	670,179	276,747	(3,184)	12,297	39,660
Foreign currency transactions	265	(410)	—	(18)	13
Net realized gain (loss)	670,444	276,337	(3,184)	12,279	39,673
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,305)	121,881	25,365	(378)	35,008
Affiliated investments (See Note 4)	253,598	(10,121)	(63)	—	24,788
Foreign currency translations	126	14	67	7	—
Foreign capital gains tax	—	3	—	—	—
Net change in unrealized appreciation (depreciation)	230,419	111,777	25,369	(371)	59,796
Net realized and unrealized gain	900,863	388,114	22,185	11,908	99,469
Net Increase in Net Assets resulting from Operations	$928,366	$413,603	$20,933	$12,352	$94,392

*  Rounds to less than $500.

See accompanying notes to financial statements.

61

Columbia Acorn Family of Funds

>Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select		Columbia Acorn Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$27,503	$49,723	$25,489	$24,670	$(1,252)	$1,300	$444	$431	$(5,077)	$(7,333)
Net realized gain (loss) on investments and foreign currency transactions	670,444	890,559	276,337	203,167	(3,184)	49,825	12,279	5,496	39,673	46,214
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations and foreign capital gains tax	230,419	898,946	111,777	258,860	25,369	75,612	(371)	5,773	59,796	140,962
Net Increase from Operations	928,366	1,839,228	413,603	486,697	20,933	126,737	12,352	11,700	94,392	179,843
Distributions Declared to Shareholders From:
Net investment income – Class A	—	(8,157)	(1)	(1,772)	—	—	(2)	(79)	(788)	—
Net realized gain – Class A	(40,975)	(177,617)	(3,315)	(4,275)	(819)	(7,747)	—	—	(2,891)	(19,098)
Net investment income – Class B	—	—	— *	(280)	—	—	—	(46)	—	—
Net realized gain – Class B	(15,915)	(81,483)	(1,276)	(2,334)	(270)	(3,824)	—	—	(780)	(5,029)
Net investment income – Class C	—	—	(1)	(171)	—	—	— *	(24)	—	—
Net realized gain – Class C	(14,668)	(68,235)	(1,189)	(1,462)	(194)	(2,282)	—	—	(593)	(3,559)
Net investment income – Class Z	—	(52,311)	(6,544)	(51,974)	—	(1,613)	(196)	(888)	(1,614)	—
Net realized gain – Class Z	(120,087)	(547,733)	(46,561)	(81,064)	(4,177)	(43,227)	—	—	(2,827)	(19,071)
Total Distribution to Shareholders	(191,645)	(935,536)	(58,887)	(143,332)	(5,460)	(58,693)	(198)	(1,037)	(9,493)	(46,757)
Share Transactions:
Subscriptions – Class A	659,206	912,797	88,963	66,630	72,214	66,241	4,045	5,743	88,593	296,611
Distributions reinvested – Class A	37,164	167,704	2,797	4,900	723	6,880	2	71	3,419	17,770
Redemptions – Class A	(385,545)	(579,536)	(38,125)	(14,669)	(23,405)	(25,265)	(1,414)	(1,004)	(83,751)	(143,717)
Net Increase – Class A	310,825	500,965	53,635	56,861	49,532	47,856	2,633	4,810	8,261	170,664
Subscriptions – Class B	16,838	49,025	10,985	17,173	850	4,001	1,272	2,123	3,191	28,258
Distributions reinvested – Class B	14,515	74,120	1,143	2,310	248	3,491	—	41	697	4,510
Redemptions – Class B	(107,477)	(174,945)	(11,978)	(10,198)	(7,678)	(11,124)	(775)	(1,480)	(16,156)	(26,292)
Net Increase (Decrease) – Class B	(76,124)	(51,800)	150	9,285	(6,580)	(3,632)	497	684	(12,268)	6,476
Subscriptions – Class C	105,355	171,533	33,664	15,891	12,391	8,047	950	1,655	11,122	48,457
Distributions reinvested – Class C	11,709	54,677	890	1,302	163	1,878	— *	20	483	2,903
Redemptions – Class C	(85,492)	(149,119)	(10,292)	(6,051)	(4,935)	(9,090)	(522)	(599)	(12,280)	(23,251)
Net Increase (Decrease) – Class C	31,572	77,091	24,262	11,142	7,619	835	428	1,076	(675)	28,109
Subscriptions – Class Z	1,068,234	1,686,601	403,326	577,455	262,241	302,588	12,943	25,890	135,599	333,604
Distributions reinvested – Class Z	103,086	513,385	39,291	103,732	3,812	40,433	99	582	3,108	13,462
Redemptions – Class Z	(649,562)	(1,080,069)	(171,762)	(284,340)	(83,258)	(105,312)	(4,579)	(7,003)	(68,526)	(155,173)
Net Increase – Class Z	521,758	1,119,917	270,855	396,847	182,795	237,709	8,463	19,469	70,181	191,893
Net Increase from Share Transactions	788,031	1,646,173	348,902	474,135	233,366	282,768	12,021	26,039	65,499	397,142
Redemption Fees	—	—	107	65	—	—	4	9	—	—
Total Increase in Net Assets	1,524,752	2,549,865	703,725	817,565	248,839	350,812	24,179	36,711	150,398	530,228
Net Assets:
Beginning of period	16,391,324	13,841,459	2,892,577	2,075,012	1,221,494	870,682	94,999	58,288	1,787,315	1,257,087
End of period	$17,916,076	$16,391,324	$3,596,302	$2,892,577	$1,470,333	$1,221,494	$119,178	$94,999	$1,937,713	$1,787,315
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(6,560)	$(34,063)	$4,339	$(14,604)	$(1,371)	$(119)	$(357)	$(603)	$(15,027)	$(7,548)

*  Rounds to less than $500.

See accompanying notes to financial statements.

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63

Columbia Acorn Family of Funds

>Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select		Columbia Acorn Select
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	22,554	34,302	2,347	2,150	2,619	2,559	178	307	3,735	14,487
Shares issued in reinvestment and capital gains – Class A	1,300	6,137	75	155	27	260	— *	4	146	802
Less shares redeemed – Class A	(13,166)	(21,923)	(1,054)	(476)	(855)	(990)	(63)	(53)	(3,535)	(6,938)
Net Increase – Class A	10,688	18,516	1,368	1,829	1,791	1,829	115	258	346	8,351
Subscriptions – Class B	595	1,922	299	574	32	161	58	118	139	1,441
Shares issued in reinvestment and capital gains – Class B	528	2,814	31	73	9	137	—	2	31	211
Less shares redeemed – Class B	(3,813)	(6,826)	(332)	(341)	(291)	(451)	(35)	(81)	(708)	(1,313)
Net Increase (Decrease) – Class B	(2,690)	(2,090)	(2)	306	(250)	(153)	23	39	(538)	339
Subscriptions – Class C	3,731	6,667	906	524	466	321	43	92	486	2,455
Shares issued in reinvestment and capital gains – Class C	427	2,077	24	41	6	74	—	1	22	136
Less shares redeemed – Class C	(3,039)	(5,835)	(287)	(201)	(186)	(363)	(24)	(33)	(539)	(1,172)
Net Increase (Decrease) – Class C	1,119	2,909	643	364	286	32	19	60	(31)	1,419
Subscriptions – Class Z	35,686	62,182	10,707	18,615	9,306	11,555	574	1,378	5,651	15,890
Shares issued in reinvestment and capital gains – Class Z	3,525	18,385	1,050	3,274	139	1,500	4	33	131	601
Less shares redeemed – Class Z	(21,759)	(39,912)	(4,553)	(9,349)	(2,974)	(4,040)	(204)	(378)	(2,851)	(7,371)
Net Increase – Class Z	17,452	40,655	7,204	12,540	6,471	9,015	374	1,033	2,931	9,120
Net Increase in Shares of Beneficial Interest	26,569	59,990	9,213	15,039	8,298	10,723	531	1,390	2,708	19,229

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

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65

Columbia Acorn Family of Funds

>Financial Highlights

Columbia Acorn Fund	Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period		2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period		$28.17		$26.45		$22.56		$15.50	$17.88	$17.21
Income from Investment Operations
Net investment income (a)		0.08		0.15		0.04		0.03	0.02	0.05
Net realized and unrealized gain (loss)		1.55		3.28		4.78		7.05	(2.40)	1.01
Total from Investment Operations		1.63		3.43		4.82		7.08	(2.38)	1.06
Less Distributions Declared to Shareholders
From net investment income		—		(0.15)		(0.02)		—	—	(0.04)
From net realized gains		(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Total Distributions Declared to Shareholders		(0.31)		(1.71)		(0.93)		(0.02)	—	(0.39)
Net Asset Value, End of Period		$29.49		$28.17		$26.45		$22.56	$15.50	$17.88
Total Return (b)		5.81	%(c)(d)	13.11	%(c)	21.51	%(c)	45.68%	(13.31)%	6.14%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)		0.73	%(f)	0.74%		0.81%		0.80%	0.82%	0.82%
Net investment income (e)		0.53	%(f)	0.57%		0.18%		0.17%	0.15%	0.28%
Waiver/reimbursement		0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate		11	%(d)	16%		20%		10%	13%	20%
Net assets at end of period (in millions)		$11,400		$10,399		$8,689		$7,065	$4,022	$4,220

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Columbia Acorn International	Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period		2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period		$33.44		$29.03		$22.66		$15.40	$18.47	$23.85
Income from Investment Operations
Net investment income (a)		0.29		0.34		0.25		0.21	0.14	0.12
Net realized and unrealized gain (loss)		4.48		5.87		6.37		7.13	(3.10)	(5.11)
Total from Investment Operations		4.77		6.21		6.62		7.34	(2.96)	(4.99)
Less Distributions Declared to Shareholders
From net investment income		(0.08)		(0.72)		(0.25)		(0.08)	(0.11)	—
From net realized gains		(0.55)		(1.08)		—		—	—	(0.39)
Total Distributions Declared to Shareholders		(0.63)		(1.80)		(0.25)		(0.08)	(0.11)	(0.39)
Net Asset Value, End of Period		$37.58		$33.44		$29.03		$22.66	$15.40	$18.47
Total Return (b)		14.27	%(c)(d)	21.81	%(c)	29.47	%(c)	47.80%	(16.10)%	(21.11)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)		0.94	%(f)	0.99%		1.08%		1.05%	1.06%	1.06%
Net investment income (e)		1.54	%(f)	1.09%		1.01%		1.19%	0.80%	0.62%
Waiver/reimbursement		0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate		19	%(d)	27%		40%		40%	52%	45%
Net assets at end of period (in millions)		$3,226		$2,629		$1,919		$1,563	$1,241	$1,613

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Columbia Acorn USA	Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period		2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period		$27.03		$25.20		$21.01		$14.28	$17.52	$14.90
Income from Investment Operations
Net investment income (loss) (a)		(0.01)		0.07		(0.15)		(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss)		0.60		3.18		4.48		6.86	(3.14)	2.94
Total from Investment Operations		0.59		3.25		4.33		6.73	(3.24)	2.86
Less Distributions Declared to Shareholders
From net investment income		—		(0.05)		—		—	—	—
From net realized gains		(0.10)		(1.37)		(0.14)		—	—	(0.24)
Total Distributions Declared to Shareholders		(0.10)		(1.42)		(0.14)		—	—	(0.24)
Net Asset Value, End of Period		$27.52		$27.03		$25.20		$21.01	$14.28	$17.52
Total Return (b)		2.19	% (c)(d)	12.98	%(c)	20.62	%(c)	47.13%	(18.49)%	19.25%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)		0.97	% (f)	1.01%		1.09%		1.11%	1.17%	1.17%
Net investment income (loss) (e)		(0.05	)%(f)	0.28%		(0.66)%		(0.72)%	(0.64)%	(0.46)%
Waiver/reimbursement		0.01	% (f)	0.01%		0.02%		—	—	—
Portfolio turnover rate		5	% (d)	13%		18%		7%	31%	24%
Net assets at end of period (in millions)		$1,132		$937		$646		$502	$235	$229

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

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67

Columbia Acorn Family of Funds

>Financial Highlights, continued

Columbia Acorn International Select	Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period		2006		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period		$20.57		$18.02	$14.58	$10.29	$12.09	$17.15
Income from Investment Operations
Net investment income (loss) (a)		0.11		0.13	0.04	0.06	0.03	(0.05)
Net realized and unrealized gain (loss)		2.53		2.70	3.47	4.24	(1.83)	(4.92)
Total from Investment Operations		2.64		2.83	3.51	4.30	(1.80)	(4.97)
Less Distributions Declared to Shareholders
From net investment income		(0.05)		(0.28)	(0.07)	(0.01)	—	(0.01)
From net realized gains		—		—	—	—	—	(0.08)
Total Distributions Declared to Shareholders		(0.05)		(0.28)	(0.07)	(0.01)	—	(0.09)
Net Asset Value, End of Period		$23.16		$20.57	$18.02	$14.58	$10.29	$12.09
Total Return (b)(c)		12.83	%(d)	15.98%	24.14%	41.79%	(14.89)%	(29.05)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)		1.29	%(f)	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss) (e)		0.95	%(f)	0.72%	0.27%	0.56%	0.26%	(0.32)%
Waiver/reimbursement		0.01	%(f)	0.04%	0.29%	0.42%	0.33%	0.01%
Portfolio turnover rate		30	%(d)	39%	73%	69%	102%	82%
Net assets at end of period (in millions)		$92		$74	$46	$34	$26	$37

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Columbia Acorn Select	Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period		2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period		$22.77		$21.13		$18.20		$14.04		$15.23		$14.13
Income from Investment Operations
Net investment loss (a)		(0.03)		(0.03)		(0.10)		(0.10)		(0.10)		(0.05)
Net realized and unrealized gain (loss)		1.27		2.35		3.47		4.39		(1.09)		1.18
Total from Investment Operations		1.24		2.32		3.37		4.29		(1.19)		1.13
Less Distributions Declared to Shareholders
From net investment income		(0.05)		—		—		—		—		—
From net realized gains		(0.09)		(0.68)		(0.44)		(0.13)		—		(0.03)
Total Distributions Declared to Shareholders		(0.14)		(0.68)		(0.44)		(0.13)		—		(0.03)
Net Asset Value, End of Period		$23.87		$22.77		$21.13		$18.20		$14.04		$15.23
Total Return (b)		5.43	% (c)(d)	11.08	% (c)	18.58	%(c)	30.61%		(7.81	)%(c)	8.00	%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses		0.96	% (e)(f)	0.99	% (e)	1.13	% (e)	1.12	% (e)	1.26	% (e)	1.35%
Net investment loss		(0.22	)%(e)(f)	(0.16	)%(e)	(0.52	)%(e)	(0.63	)%(e)	(0.67	)%(e)	(0.44)%
Waiver/reimbursement		0.02	% (f)	0.03%		0.02%		—		0.01%		0.03%
Portfolio turnover rate		13	% (d)	19%		34%		16%		40%		82%
Net assets at end of period (in millions)		$791		$688		$445		$294		$93		$70

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

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69

Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed within the Funds' prospectuses for more information.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z shares of a Fund for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectuses for more information.

The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report. The semiannual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 76 of this report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

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>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net realized gain (loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

None of the Funds entered into futures contracts or forward foreign currency contracts during the six months ended June 30, 2006.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed

71

Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited), continued

as a reduction of total expenses in the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2005 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$89,415	$846,121
Columbia Acorn International	54,197	89,135
Columbia Acorn USA	1,825	56,868
Columbia Acorn International Select	1,037	—
Columbia Acorn Select	7,041	39,716

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$2,023	*	$10,593
2010	506		12,528
2011	—		2,488
TOTAL	$2,529		$25,609

*Of these carryforwards, $2,529 (expiring in 2009) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2005.

(In thousands)
Columbia Acorn International	$62,579
Columbia Acorn USA	7,025
Columbia Acorn International Select	5,542

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2006, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the

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table below for Columbia Acorn USA and Columbia Acorn Select:

Columbia Acorn USA
Assets	Rate of Fee
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%
Columbia Acorn Select
Assets	Rate of Fee
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

For the period covered by this report as provided under the Funds' investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund
Assets	Rate of Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%
Columbia Acorn International
Assets	Rate of Fee
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%
Columbia Acorn USA
Assets	Rate of Fee
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million and over	0.840%
Columbia Acorn Select
Assets	Rate of Fee
Up to $700 million	0.850%
$700 million and over	0.800%
Columbia Acorn International Select
All Assets	0.940%

For the six months ended June 30, 2006, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%

>Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average annual net assets for Columbia Acorn Select Class Z shares. This arrangement may be modified or terminated by either the Fund or Columbia WAM on 30 days notice.

Expenses reimbursed by Columbia WAM for Columbia Acorn International Select for the six months ended June 30, 2006 were $2,157.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

Columbia Acorn Trust
Average daily net asset value:
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset in excess of $16 billion	0.03%

For the six months ended June 30, 2006, each Fund's effective administration fee rate was 0.041%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

Each Fund has adopted a Rule 12b-1 plan which requires it to pay CMDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent waived the reimbursement for certain out-of-pocket expenses for the period covered by this report.

Expenses waived by the Transfer Agent for the six months ended June 30, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$817
Columbia Acorn International	96
Columbia Acorn USA	48
Columbia Acorn International Select	7
Columbia Acorn Select	170

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Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited), continued

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the six months ended June 30, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$303
Columbia Acorn International	47
Columbia Acorn USA	21
Columbia Acorn International Select	1
Columbia Acorn Select	15

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" in the Statements of Operations.

The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On June 30, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 33, 41, 49 and 58, respectively.

During the six months ended June 30, 2006, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$306	$9,383
Columbia Acorn International	19,613	1,299
Columbia Acorn International Select	44	—
Columbia Acorn Select	—	97

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were:

Columbia Acorn Fund
(in thousands)
Investment securities
Purchases	$2,536,172
Proceeds from sales	1,828,147
Columbia Acorn International
(in thousands)
Investment securities
Purchases	$872,256
Proceeds from sales	618,788
Columbia Acorn USA
(in thousands)
Investment securities
Purchases	$298,839
Proceeds from sales	66,493
Columbia Acorn International Select
(in thousands)
Investment securities
Purchases	$40,440
Proceeds from sales	31,655
Columbia Acorn Select
(in thousands)
Investment securities
Purchases	$273,545
Proceeds from sales	235,105

7.  Redemption Fees

For the six months ended June 30, 2006, the redemption fees for Columbia Acorn International and Columbia Acorn International Select amounted to $107 and $4, respectively, and are accounted for as additions to paid in capital.

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8.  Other

During the six months ended June 30, 2006, Columbia Acorn International sold foreign currency in error, resulting in a loss of $3,523. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Funds. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

(in thousands)
Columbia Acorn Fund	$84
Columbia Acorn International	16
Columbia Acorn USA	7
Columbia Acorn International Select	1
Columbia Acorn Select	9

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Columbia Thermostat Fund

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares or Principal Amount (000)		Value (000)
	>Stock Funds: 50.9%
1,828,532	Columbia Large Cap Enhanced Core Fund, Class Z	$24,210
1,542,750	Columbia Dividend Income Fund, Class Z	19,300
394,773	Columbia Acorn International, Class Z	14,836
498,693	Columbia Acorn Fund, Class Z	14,706
1,035,323	Columbia Large Cap Value Fund, Class Z	14,536
409,815	Columbia Acorn Select, Class Z	9,782
	Total Stock Funds (Cost: $90,716)	97,370
	>Bond Funds: 49.1%
5,468,354	Columbia Intermediate Bond Fund, Class Z	47,083
2,774,361	Columbia Federal Securities Fund, Class Z	28,187
2,289,736	Columbia Conservative High Yield Fund, Class Z	18,730
	Total Bond Funds (Cost: $97,372)	94,000
Short-Term Obligation: 0.4%
$685	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/03/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 12/12/08 market value $710 (repurchase proceeds: $685)	685
	(Cost: $685)	685
Total Investments: 100.4% (Cost: $188,773)(a)		192,055
Cash and Other Assets Less Liabilities: (0.4)%		(709)
Total Net Assets: 100%		$191,346

>Notes to Statements of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $188,773 and net unrealized appreciation was $3,282 consisting of gross unrealized appreciation of $7,550 and gross unrealized depreciation of $4,268.

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Columbia Thermostat Fund

>Statement of Assets and Liabilities (Unaudited)

June 30, 2006

(in thousands)
Assets:
Unaffiliated investments, at value (cost: $685)	$685
Affiliated investments, at value (cost: $188,088)	191,370
Cash	—	*
Receivable for: Fund shares sold	79
Dividends and interest	445
Expense reimbursement due from Investment Adviser	29
Total Assets	192,608
Liabilities:
Payable for:
Investments purchased	445
Fund shares redeemed	604
Management fee	16
Administration fee	7
Transfer agent fees	24
Trustees' fees	2
Custody fees	2
Reports to shareholders	57
12b-1 Service & Distribution fees	93
Deferred Trustees' fees	6
Other liabilities	6
Total Liabilities	1,262
Net Assets	$191,346
Composition of Net Assets:
Paid in capital	$180,294
Undistributed net investment income	3,327
Accumulated net realized gain	4,443
Net unrealized appreciation on investments	3,282
Net Assets	$191,346
Net asset value per share – Class A (a)	$12.53
(Net assets/shares)	($63,627/5,076)
Maximum offering price per share – Class A (b)	$13.29
(Net asset value per share/front-end sales charge)	($12.53/0.9425)
Net asset value and offering price per share – Class B (a)	$12.53
(Net assets/shares)	($73,634/5,876)
Net asset value and offering price per share – Class C (a)	$12.52
(Net assets/shares)	($27,319/2,182)
Net asset value, offering and redemption price per share – Class Z	$12.53
(Net assets/shares)	($26,766/2,136)

*Rounds to less than $500.

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2006

(in thousands)
Investment Income:
Dividends from affiliated investment company shares	$4,130
Interest income	17
Total Investment Income	4,147
Expenses:
Management fee	99
Administration fee	40
12b-1 Service and Distribution fees:
Class A	85
Class B	324
Class C	138
Transfer agent fees:
Class A	51
Class B	71
Class C	25
Class Z	13
Trustees' fees	2
Custody fees	2
Reports to shareholders	70
Compliance fees	3
Non-recurring costs (See Note 7)	1
Other expenses	55
Total expenses	979
Less custody fees paid indirectly	— *
Less reimbursement of expenses by Investment Adviser	(153)
Less fees waived by Transfer Agent	(31)
Non-recurring costs reimbursed (See Note 7)	(1)
Net Expenses	794
Net Investment Income	3,353
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Affiliated investments	4,104
Distributions from affiliated investment company shares	880
Net realized gain	4,984
Net change in unrealized appreciation (depreciation) on affiliated investments	(3,742)
Net realized and unrealized gain	1,242
Net Increase in Net Assets from Operations	$4,595

*Rounds to less than $500.

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Statement of Changes in Net Assets

Increase in Net Assets:	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005
Operations:
Net investment income	$3,353	$5,484
Net realized gain on affiliated investments and distributions from affiliated investment company shares	4,984	14,700
Net change in net unrealized appreciation (depreciation) on affiliated investments	(3,742)	(10,409)
Net Increase from Operations	4,595	9,775
Distributions Declared to Shareholders From:
Net investment income – Class A	(70)	(2,069)
Net realized gain – Class A	(1,229)	(4,875)
Net investment income – Class B	— *	(1,831)
Net realized gain – Class B	(1,409)	(5,382)
Net investment income – Class C	—	(617)
Net realized gain – Class C	(520)	(1,972)
Net investment income – Class Z	(98)	(797)
Net realized gain – Class Z	(504)	(1,697)
Total Distributions to Shareholders	(3,830)	(19,240)
Share Transactions:
Subscriptions – Class A	4,262	15,104
Distributions reinvested – Class A	1,185	6,273
Redemptions – Class A	(13,279)	(24,089)
Net Decrease – Class A	(7,832)	(2,712)
Subscriptions – Class B	2,467	8,919
Distributions reinvested – Class B	1,280	6,512
Redemptions – Class B	(8,800)	(11,391)
Net Increase (Decrease) – Class B	(5,053)	4,040
Subscriptions – Class C	2,960	5,664
Distributions reinvested – Class C	460	2,303
Redemptions – Class C	(4,467)	(9,480)
Net Decrease – Class C	(1,047)	(1,513)
Subscriptions – Class Z	2,323	5,843
Distributions reinvested – Class Z	578	2,384
Redemptions – Class Z	(1,744)	(2,485)
Net Increase – Class Z	1,157	5,742
Net Increase (Decrease) from Share Transactions	(12,775)	5,557
Total Decrease in Net Assets	(12,010)	(3,908)
Net Assets:
Beginning of period	203,356	207,264
End of period	$191,346	$203,356
Undistributed Net Investment Income	$3,327	$142

*Rounds to less than $500.

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Statement of Changes in Net Assets, continued

Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005
Subscriptions – Class A	333	1,151
Shares issued in reinvestment and capital gains – Class A	95	497
Less shares redeemed – Class A	(1,039)	(1,840)
Net Decrease – Class A	(611)	(192)
Subscriptions – Class B	193	684
Shares issued in reinvestment and capital gains – Class B	102	515
Less shares redeemed – Class B	(689)	(870)
Net Increase (Decrease) – Class B	(394)	329
Subscriptions – Class C	232	434
Shares issued in reinvestment and capital gains – Class C	37	182
Less shares redeemed – Class C	(350)	(725)
Net Decrease – Class C	(81)	(109)
Subscriptions – Class Z	182	446
Shares issued in reinvestment and capital gains – Class Z	46	189
Less shares redeemed – Class Z	(136)	(189)
Net Increase – Class Z	92	446
Net Increase (Decrease) in Shares of Beneficial Interest	(994)	474

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Financial Highlights

Class Z	(Unaudited) Six months ended June 30,		Year Ended December 31,						Inception September 25, 2002 through December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$12.50		13.12		$12.31		$10.41		$10.00
Income from Investment Operations
Net investment income (a)	0.25		0.43		0.31		0.19		0.04
Net realized and unrealized gain	0.07		0.28		0.82		1.87		0.37
Total from Investment Operations	0.32		0.71		1.13		2.06		0.41
Less Distributions Declared to Shareholders
From net investment income	(0.05)		(0.42)		(0.29)		(0.16)		—
From net realized gains	(0.24)		(0.91)		(0.03)		(0.00	)(b)	—
Total Distributions Declared to Shareholders	(0.29)		(1.33)		(0.32)		(0.16)		—
Net Asset Value, End of Period	$12.53		$12.50		$13.12		$12.31		$10.41
Total Return (c)(d)	2.56	%(e)	5.50%		9.17%		19.79%		4.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)	0.25	%(g)(h)	0.25	%(g)	0.25	%(g)	0.38	%(g)	0.62	%(h)(i)
Net investment income	3.99	%(g)(h)	3.28	%(g)	2.48	%(g)	1.64	%(g)	1.41	%(h)(i)
Reimbursement/waiver	0.12	%(h)	0.11%		0.21%		0.88%		19.94	%(h)
Portfolio turnover rate	29	%(e)	96%		67%		61%		11	%(e)
Net assets at end of period (in millions)	$27		$26		$21		$14		$4

(a)  Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had no impact.

(h)  Annualized.

(i)  In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.

81

Columbia Thermostat Fund

>Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Thermostat Fund (the "Fund"), a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report. The semiannual report for the other series of the Trust is also included in this report. Generally you may exchange your Class Z shares of the Fund for shares of another Fund distributed by Columbia Management Distributors, Inc. at no additional charge. See "Fund Policy on Trading of Fund Shares" as disclosed within the Fund's prospectus.

The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a 'fund of funds' under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of June 30, 2006, the Fund invested in six stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Dividend Income Fund and Columbia Large Cap Enhanced Core Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia Conservative High Yield Fund). The Fund also may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.  Significant Accounting Policies

>Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

>Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily

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as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

>Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

(in thousands)
Distributions paid from:
Ordinary Income*	$8,262
Long-Term Capital Gains	10,978

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

>Expense Limit

Columbia WAM has contractually agreed to reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class Z shares annually through April 30, 2007.

Fees reimbursed amounted to $153,234 for the six months ended June 30, 2006.

Columbia WAM has the right to recoup expense reimbursement payments made to the Fund through December 31, 2006. No expenses were recouped through June 30, 2006.

Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Columbia Acorn Trust
Average daily net asset value:
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset value in excess of $16 billion	0.03%

For the six months ended June 30, 2006, the Fund's effective administration fee rate was 0.041%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund.

83

Columbia Thermostat Fund

>Notes to Financial Statements (Unaudited), continued

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

The Fund has adopted a 12b-1 plan which requires it to pay CMDI a service and distribution fee on net assets attributable to Class A, Class B and Class C shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent waived the reimbursement for certain out-of-pocket expenses for the period covered by this report. Expenses waived by the Transfer Agent for the six months ended June 30, 2006 were $30,576.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the six months ended June 30, 2006 were $2,362.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" in the Statement of Operations.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were:

(in thousands)
Purchases	$57,973
Proceeds from sales	69,846

7.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

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84

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, Columbia Management has assumed $934 of consulting services and legal fees incurred by the Fund in connection with these matters.

85

[Excerpts from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel

2006

86

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Acorn Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Acorn Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Acorn Fund.

On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

87

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 20, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Contract Review Committee of the Board of Trustees.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints, an issue posed by the size of the Acorn Fund and by some of the observations from the 2005 Evaluation. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2005 Evaluation. In particular, the Contract Committee considered the possible introduction of a two-tiered fee structure that would set fees on the basis of a combined CWAM complex level and individual fund level. The Committee concluded that such a fee structure might be confusing to shareholders, though it has not foreclosed such a structure in the future. The Committee is continuing to consider whether economies of scale are appropriately reflected in the Funds' fee schedules.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

88

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for most of the Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn USA and Acorn Select were ranked by both Lipper and Morningstar below many of their peers, and therefore impose higher fees than do some of their competitors.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of most peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

89

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of Acorn International and Acorn International Select.

3.  Continue to monitor CWAM's capacity limitations to insure that Acorn Fund's expanding assets do not impair investment performance.

Robert P. Scales

July 18, 2006

90

Columbia Acorn Family of Funds Class Z Share Information

Minimum Initial Investment in Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund	$1,000
	$1,000	for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000
Minimum Initial Investment in Columbia Acorn Select	$50,000
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.09%
Net Expense Ratio	0.73%
Columbia Acorn International	ACINX
Management Fee	0.78%
12b-1 Fee	None
Other Expenses	0.16%
Net Expense Ratio	0.94%
Columbia Acorn USA	AUSAX
Management Fee	0.87%
12b-1 Fee	None
Other Expenses	0.10%
Net Expense Ratio	0.97%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.35%
Net Expense Ratio	1.29%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	0.96%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.25%*

    Fees and expenses are for the six months ended June 30, 2006 and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse this Fund for any ordinary operating expenses, net of custody fees paid indirectly, 0.25% of the average net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2007. The Funds' adviser and/or affiliates have voluntarily agreed to waive a portion of "other expenses" for the Columbia Acorn Family of Funds.

  *  Does not include estimated fees and expenses of 0.71% incurred by the Fund from the underlying portfolio funds.

91

Columbia Acorn

Family of Funds

Trustees

Robert E. Nason

Chairman

Allan B. Muchin

Vice Chairman

Margaret Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

Patricia H. Werhane

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Treasurer and Secretary

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Michelle H. Rhee

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Senior Vice President, Chief Legal Officer
and General Counsel

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call (800) 922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Fund's website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

1-800-922-6769

92

Directions to the 2006 Annual Shareholder Information Meeting

The Chase Bank Auditorium is located on the Plaza Level of the Chase Bank building. The Chase Bank building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

From the south:

Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the north:

Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the west:

Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

From the southwest:

Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

Parking Information for 2006 Annual Shareholder Information Meeting

A public lot is located at 172 West Madison, between Wells and LaSalle, on the north side of the street. The entrance is on Madison. Madison is a one-way west street. This lot is approximately two blocks west of the Chase Bank building.

Valet parking is available at 183 West Monroe, between Wells and LaSalle, on the south side of the street. The entrance is on Monroe. Monroe is a one-way east street. No vans or trucks are allowed to park at this lot. This lot is approximately three blocks west of the Chase Bank building.

55 East Monroe (formerly Mid-Continental Plaza Parking) is located on East Monroe Street two and one half blocks east of the Chase Bank building. The entrance is on the south side (right) of Monroe Street, between Wabash and Michigan Avenues. Monroe is a one-way street east.

Grant Park Underground (indoor) parking is located three blocks east of the Chase Bank building on Monroe Street. The entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is a one-way east.

For directions using public transportation, call (312) 836-7000 for CTA travel information or visit the CTA website at www.transitchicago.com. For Metra information call (312) 322-6777 during business hours or find information at www.metrarail.com.

Save the Date!

September 26, 2006

Meet your portfolio managers, analysts
and fellow shareholders

at

Columbia Acorn Funds
2006 Annual Shareholder
Information Meeting

Chase Auditorium
(formerly Bank One Auditorium)
38 South Dearborn Street
Chicago, IL 60602

Columbia Acorn Family of Funds

Class Z Shares

Semiannual Report – June 30, 2006

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/111880-0606 (08/06) 06/27765

Columbia Management®

Look inside for details on the 2006 Columbia Acorn Funds Annual Shareholder Information Meeting.

Columbia Acorn Funds

Class ABC Shares

Semiannual Report

June 30, 2006

■  Columbia Acorn Fund

■  Columbia Acorn International

■  Columbia Acorn USA

■  Columbia Acorn International Select

■  Columbia Acorn Select

■  Columbia Thermostat Fund

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

Please join us at the

2006

Annual Shareholder Information Meeting

September 26, 2006
9 a.m. – 10 a.m. Central time

Chase Auditorium
(formerly Bank One),
Plaza Level
38 South Dearborn Street
Chicago, IL 60602

Refreshments will be served prior to the meeting.

Please RSVP by calling
(800) 922-6769

(  Not able to make it but interested in hearing from your portfolio managers?

  This year you can call to listen to an audio recording of the meeting. The recording will be available by 3 p.m. Central Standard Time on September 26 and can be accessed by visiting columbiafunds.com. The recording will be available for approximately two weeks.

  Go to columbiafunds.com for the toll free dial in number and pass code.

8Questions? Email Us!

We'd love to hear from you! Email your questions to us at the following email address. Please DO NOT send questions regarding your personal account to this address. Questions regarding your account should be directed to our shareholder services representatives at (800) 922-6769. Your questions will help our portfolio managers in preparing their presentations. Answers to your questions will be made available soon after the meeting date.

Email questions to:
dg.227w-meeting_questions@bankofamerica.com

For directions and parking information, see the inside back cover of this report.

Columbia Acorn Family of Funds Semiannual Report 2006

Table of Contents

Columbia Acorn Family of Funds

Net Asset Value Per Share	2

2006 Mid-Year Distributions	2

Share Class Performance	3

Fund Performance vs. Benchmarks	4

Squirrel Chatter II: Understanding our Team Approach	5

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	24

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	36

Statement of Investments	38

Portfolio Diversification	43

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	44

Statement of Investments	45

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	51

Statement of Investments	52

Portfolio Diversification	55

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	56

Statement of Investments	57

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	80

Statement of Assets and Liabilities	81

Statement of Operations	82

Statement of Changes in Net Assets	83

Financial Highlights	85

Notes to Financial Statements	86

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	73

Management Fee Evaluation of the Senior Officer	90

Columbia Acorn Family of Funds Information	95

The discussion in this report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice and the portfolio managers may alter a Fund's portfolio holdings based on these views and the Fund's circumstances at that time.

Columbia Acorn Family of Funds

>Net Asset Value Per Share as of 6/30/06

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$28.81	$37.33	$26.96	$22.95	$23.55	$12.53
Class B	$27.71	$36.65	$25.95	$22.24	$22.69	$12.53
Class C	$27.66	$36.61	$25.92	$22.23	$22.66	$12.52

>2006 Mid-Year Distributions

The following table details the Funds' mid-year distributions. The record date was June 5, 2006. The ex-dividend date was June 6, 2006 and the payable date was June 7, 2006.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A, B and C	None	$0.3132	None	$28.58 A $27.49 B $27.45 C
Columbia Acorn International Class A, B and C	None	$0.5514	None	$37.19 A $36.52 B $36.48 C
Columbia Acorn USA Class A, B and C	None	$0.1016	None	$26.84 A $25.85 B $25.82 C
Columbia Acorn International Select Class A (Class B and C had no distributions)	None	None	$0.0031	$22.89	A
Columbia Acorn Select Class A	$0.0862	None	$0.0235	$23.41	A
Columbia Acorn Select Class B and C	$0.0862	None	None	$22.56 B $22.53 C
Columbia Thermostat Fund Class A	$0.0046	$0.2367	$0.0139	$12.48	A
Columbia Thermostat Fund Class B and C	$0.0046	$0.2367	None	$12.48 B $12.47 C

1-800-922-6769

Columbia Acorn Family of Funds

>Share Class Performance Average Annual Total Returns through 6/30/06

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/2000)
3 months*	-3.81%	-9.34%	-3.96%	-8.70%	-4.00%	-4.95%
Year to date*	5.64%	-0.43	5.32%	0.32%	5.25%	4.25%
1 year	16.11%	9.43%	15.31%	10.31%	15.20%	14.20%
3 years	21.49%	19.11%	20.64%	19.95%	20.57%	20.57%
5 years	11.81%	10.49%	11.05%	10.79%	11.01%	11.01%
Life of Fund	13.30%	12.13%	12.55%	12.45%	12.52%	12.52%
Columbia Acorn International (10/16/2000)
3 months*	-1.16%	-6.85%	-1.34%	-6.20%	-1.34%	-2.32%
Year to date*	14.11%	7.55%	13.74%	8.74%	13.72%	12.72%
1 year	34.74%	26.99%	33.83%	28.83%	33.73%	32.73%
3 years	32.29%	29.70%	31.38%	30.80%	31.35%	31.35%
5 years	14.90%	13.55%	14.11%	13.87%	14.10%	14.10%
Life of Fund	9.00%	7.87%	8.27%	8.15%	8.25%	8.25%
Columbia Acorn USA (10/16/2000)
3 months*	-4.44%	-9.94%	-4.61%	-9.36%	-4.61%	-5.56%
Year to date*	2.04%	-3.82%	1.73%	-3.27%	1.69%	0.69%
1 year	9.12%	2.84%	8.38%	3.38%	8.30%	7.30%
3 years	19.07%	16.74%	18.24%	17.53%	18.20%	18.20%
5 years	9.07%	7.79%	8.34%	8.05%	8.31%	8.31%
Life of Fund	13.77%	12.60%	13.03%	12.93%	13.01%	13.01%
Columbia Acorn International Select (10/16/2000)
3 months*	0.41%	-5.37%	0.23%	-4.77%	0.23%	-0.77%
Year to date*	12.74%	6.25%	12.32%	7.32%	12.27%	11.27%
1 year	29.75%	22.29%	28.93%	23.93%	28.79%	27.79%
3 years	27.48%	24.99%	26.63%	26.01%	26.51%	26.51%
5 years	11.46%	10.14%	10.73%	10.46%	10.69%	10.69%
Life of Fund	5.04%	3.96%	4.33%	4.19%	4.31%	4.31%
Columbia Acorn Select (10/16/2000)
3 months*	-2.27%	-7.89%	-2.41%	-7.27%	-2.46%	-3.43%
Year to date*	5.30%	-0.76%	4.91%	-0.09%	4.87%	3.87%
1 year	16.96%	10.24%	16.14%	11.14%	16.04%	15.04%
3 years	15.51%	13.25%	14.67%	13.91%	14.62%	14.62%
5 years	11.34%	10.03%	10.56%	10.30%	10.55%	10.55%
Life of Fund	11.71%	10.56%	10.95%	10.84%	10.92%	10.92%
Columbia Thermostat Fund (3/3/2003)†
3 months*	-0.65%	-6.36%	-0.76%	-5.63%	-0.84%	-1.81%
Year to date*	2.37%	-3.51%	2.10%	-2.90%	2.02%	1.02%
1 year	6.29%	0.18%	5.71%	0.90%	5.55%	4.59%
3 years	8.77%	6.64%	8.10%	7.24%	8.00%	8.00%
Life of Fund	11.66%	9.70%	10.96%	10.25%	10.87%	10.87%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year—5%, second year—4%, third year—3%, fourth year—3%, fifth year—2%, sixth year—1%, thereafter—0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Acorn Family of Funds

>Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 6/30/06

	2nd Quarter*	Year to date*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (10/16/00)	-3.81%	5.64%	16.11%	21.49%	11.81%	13.30%
Russell 2500	-4.34%	6.32%	13.53%	19.16%	9.65%	9.75%
S&P 500	-1.44%	2.71%	8.63%	11.22%	2.49%	0.29%
Lipper Small-Cap Core Funds Index	-4.76%	6.30%	14.52%	18.59%	9.13%	9.59%
Lipper Mid-Cap Core Funds Index	-3.29%	4.31%	12.07%	16.41%	7.25%	6.12%
Columbia Acorn International (10/16/00)	-1.16%	14.11%	34.74%	32.29%	14.90%	9.00%
S&P/Citigroup EMI Global ex-US	-1.70%	10.57%	31.22%	31.90%	18.28%	14.17%
MSCI EAFE	0.70%	10.16%	26.56%	23.94%	10.02%	5.97%
Lipper Int'l Small-Cap Funds Index	-2.72%	10.26%	31.71%	32.29%	17.72%	12.91%
Columbia Acorn USA (10/16/00)	-4.44%	2.04%	9.12%	19.07%	9.07%	13.77%
Russell 2000	-5.02%	8.21%	14.58%	18.70%	8.50%	8.84%
Lipper Small-Cap Core Funds Index	-4.76%	6.30%	14.52%	18.59%	9.13%	9.59%
S&P 500	-1.44%	2.71%	8.63%	11.22%	2.49%	0.29%
Columbia Acorn Int'l Select (10/16/00)	0.41%	12.74%	29.75%	27.48%	11.46%	5.04%
S&P/Citigroup World ex-US Cap Range $2-10B	-0.61%	10.29%	31.69%	30.15%	15.80%	12.62%
MSCI EAFE	0.70%	10.16%	26.56%	23.94%	10.02%	5.97%
Lipper International Funds Index	-0.52%	9.30%	27.26%	23.15%	10.14%	6.45%
Columbia Acorn Select (10/16/00)	-2.27%	5.30%	16.96%	15.51%	11.34%	11.71%
S&P MidCap 400	-3.14%	4.24%	12.98%	18.14%	9.30%	8.90%
Lipper Mid-Cap Growth Index	-4.64%	4.40%	15.46%	15.12%	2.64%	-2.66%
S&P 500	-1.44%	2.71%	8.63%	11.22%	2.49%	0.29%
Columbia Thermostat Fund (3/3/03)†	-0.65%	2.37%	6.29%	8.77%	—	11.66%
S&P 500	-1.44%	2.71%	8.63%	11.22%	—	15.20%
Lehman Brothers U.S. Credit Intermediate Bond Index	0.06%	-0.47%	-0.61%	1.83%	—	2.92%
Lipper Flexible Portfolio Funds Index	-1.30%	3.07%	10.01%	10.40%	—	13.33%

*Not annualized.

Performance shown here is past performance which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit columbiafunds.com for daily and most recent month-end updates.

Performance may reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MidCap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. Russell 2500 is the smallest 2,500 U.S. companies from this same group. S&P/Citigroup EMI Global ex-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollarweighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

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>Squirrel Chatter II: Understanding our Team Approach

In recent Squirrel Chatters, I've discussed the performance drivers of the Columbia Acorn Funds. First, I addressed our style—investing in small- and mid-cap stocks using a Growth-at-a-Reasonable-Price discipline. Next, I covered our analytical process—how we research, value and track our investments. In this final part of the series, I cover why we need a large analyst team, how we hire and train analysts, and how we empower and evaluate them.

A Large Team Provides Full Market Coverage

Investment management consultants and the financial press often express concern when small- and mid-cap funds become large. For years, many postulated that small-cap managers would stop outperforming their benchmarks once their assets exceeded $1 billion. Columbia Acorn Fund hit $1 billion in 1991. We agree that small-cap funds cannot grow indefinitely. However, historically we believe we have succeeded in managing assets far above the supposed $1 billion "limit" by employing a large analyst team.1

Based on our observations, it seems that many small- and mid-cap portfolios are managed by one or two managers, often without the help of additional analysts. (Their investment adviser may employ lots of other analysts, but they usually are focused on large-cap stocks). Many investment professionals have expertise in just a few industries or geographic regions. Consequently, small management teams tend to focus their funds on relatively small sectors of the market. When their sectors are hot, they can achieve astounding performance, and their funds can grow rapidly. We've seen this happen to some funds during technology and energy booms in the past. When the sector turned, however, many of the funds crashed and burned.

We've taken a different approach. At Columbia Wanger Asset Management, we have built a team of 21 analysts (including our portfolio managers, who are also analysts), covering virtually all important industries and geographic regions. We are not aware of any other investment firm with so many analysts focusing solely on small- and mid-cap stocks. Broad coverage can be crucial especially near market turning points. For instance, when many competitors concentrated their research and their portfolios in technology, media and communications stocks in 2000, a broader perspective led us to U.S. real estate stocks that appeared cheap at the time. We added REITs to Columbia Acorn Fund, which helped to boost fund performance for several years.

Hiring Good Analysts

In order to maintain and grow a large analyst team, Columbia Wanger Asset Management is in a perpetual hiring mode. Our directors of research, Rob Mohn on the domestic side and Zach Egan on the international side, are always looking for good people.

We require analyst candidates to have what we call a "tool kit of knowledge." Accounting, finance and economics skills are required for all analysts. In addition, cultural knowledge and language skills are needed for our international analysts. Accounting is mentioned first because we believe accounting is essential in valuing companies. We once had an analyst candidate tell us during an interview, "Some people think accounting is important for securities analysts, but I don't." Well, we do. That candidate is not a part of our investment team.

We also want candidates to be stock nuts (quite appropriate for the Columbia Acorn Funds). By that we mean people who are thinking about stocks day and night. We envision an ideal candidate as having a stack of annual reports next to the most comfortable seat at home. The candidate should be constantly on the lookout for investment opportunities, even when strolling down the street. If parking lots are raising their rates, or if a restaurant chain has people lined up out the door, a true stock nut will see these as possible investment opportunities.

Academic and professional credentials, combined with investment experience listed in a candidate's resume, provide evidence of a tool kit and stock nut. Discerning our other important requirement—an economic mind—requires face time. By economic mind we mean having the ability to recognize what may be a good business over the long term and how a changing environment could affect the business. Some people seem to have that shrewdness by nature while others seem incapable of learning it.

Unless we lose an experienced analyst who follows a crucial area, we prefer to hire analysts with modest prior experience. More experienced analysts may have developed bad habits elsewhere that could be very difficult to change.

Mentoring New Analysts

We don't have a formal training program for analysts. Instead, our senior analysts mentor newer analysts. Typically, as a senior analyst becomes overburdened we "hive off" a segment of his or her coverage area, and hire a new analyst to follow it. The new analyst then inherits some stocks to follow.

As a new analyst begins to cover inherited stocks, the mentor has him or her pursue the information, valuation and time horizon edges that we discussed last quarter. The two analysts may conduct a few management meetings and attend a few conferences together so that they can compare notes and the mentor can help the new analyst adopt our process and style.

We expect our analysts to properly distill, interpret and communicate information. Our analysts need to distill the massive amounts of information down to the most crucial variables. They need to see through public relations "spin" provided by companies and correctly interpret fundamentals. For example, when a company claims that it "hit earnings targets" a few weeks after it lowered those targets, our analysts can't conclude that things are fine. "Disappointing quarter, as preannounced" is a more appropriate report headline. Likewise, some brokerage firm analysts tend to "adjust" earnings estimates when business is poor. Our analysts need to communicate with words describing direction and magnitude, such as "trim" or "slash." Finally, some companies and analysts may low-ball estimates so they can raise them later, creating good news. We want unbiased estimates from our analysts, which in turn should facilitate better decisions.

Empowering and Evaluating Analysts

Many investment firms have their analysts provide information and make recommendations and have their portfolio managers make decisions. In this traditional structure, accountability is often lacking. Analysts want credit for good recommendations, whether purchased or not, and tend to forget poor recommendations, especially those that were rejected. Portfolio managers tend to believe their decisions drove performance when performance was good, but tend to blame analysts when performance was bad.

Due to the size of our flagship funds,2 the quality of our analysts, our desire for accountability, and our belief that our analysts understand their stocks better than our portfolio managers do, Columbia Acorn Fund and Columbia Acorn International senior analysts have authority to buy and sell individual stocks. Portfolio managers and mentors provide quick approval for reasonable transactions proposed by newer analysts. Portfolio managers also make strategic decisions, including industry and country weightings.

We consider our investment process to be crucial to our success, and for newer analysts we first focus on proper implementation of our proven process. Over time, results matter. We carefully track performance of our analysts' holdings and compare actual performance to analyst benchmarks comprised of their coverage areas' performance. Analysts' job one is to beat their benchmarks. Job two is to forecast whether their areas are likely to outperform and to accurately recommend weightings for their areas in the Funds. Successful analysts are highly rewarded.

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I hope you have found this series on our investment process to be informative. Over the years we've provided much of this information during our annual shareholder meetings and thought it may be of interest to all shareholders. We intend to continue to work hard and stay true to our time-tested approach.

CWAM News

We are pleased to announce two additions to our analyst team. Gregory Pinsky joined our domestic team, adding to our research of industrial goods, services and materials. His coverage areas include employment services (temporary help and recruiters), waste management and the business services industry. Prior to joining Columbia Wanger Asset Management, Greg was an equity investment analyst at T. Rowe Price Associates. A Certified Public Accountant, Greg received his MBA from the University of Chicago and his bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Jeannie Cheung joined our international analyst team to cover China, Taiwan and Korea. She is currently employed by Columbia Wanger Asset Management's parent company, Bank of America, in Hong Kong, to provide research to Columbia Wanger Asset Management. Jeannie has worked as an equity analyst since 1991 and was most recently director of China research for Credit Suisse (Hong Kong). Jeannie has a CFA designation and has also completed a master's degree in finance and investment at the University of Exeter in the United Kingdom.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Past performance is no guarantee of future results.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

1  Our understanding of the competing small-cap analyst team size is based on conversations we have had with competitors and information provided by third-parties who report on the fund industry.

2  As of June 30, 2006, Columbia Acorn Fund had $17.9 billion in total net assets. It owned 415 stocks, 334 domestic and 81 foreign. Columbia Acorn International had $3.6 billion and invested in 173 stocks.

The views expressed in Squirrel Chatter II are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

>Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

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>January 1, 2006 – June 30, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	ratio (%)*
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,056.43	1,019.79	5.15	5.06	1.01
Class B	1,000.00	1,000.00	1,053.21	1,016.36	8.65	8.50	1.70
Class C	1,000.00	1,000.00	1,052.51	1,015.87	9.16	9.00	1.80
Columbia Acorn International
Class A	1,000.00	1,000.00	1,141.08	1,018.74	6.48	6.11	1.22
Class B	1,000.00	1,000.00	1,137.36	1,015.22	10.23	9.64	1.93
Class C	1,000.00	1,000.00	1,137.21	1,014.88	10.60	9.99	2.00
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,020.43	1,018.60	6.26	6.26	1.25
Class B	1,000.00	1,000.00	1,017.26	1,015.08	9.80	9.79	1.96
Class C	1,000.00	1,000.00	1,016.86	1,014.63	10.25	10.24	2.05
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,127.34	1,016.86	8.44	8.00	1.60
Class B	1,000.00	1,000.00	1,123.23	1,013.44	12.06	11.43	2.29
Class C	1,000.00	1,000.00	1,122.73	1,012.89	12.63	11.98	2.40
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,052.96	1,018.70	6.26	6.16	1.23
Class B	1,000.00	1,000.00	1,049.14	1,015.12	9.91	9.74	1.95
Class C	1,000.00	1,000.00	1,048.70	1,014.68	10.36	10.19	2.04
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,023.70	1,022.32	2.51	2.51	0.50
Class B	1,000.00	1,000.00	1,020.98	1,019.34	5.51	5.51	1.10
Class C	1,000.00	1,000.00	1,020.18	1,018.60	6.26	6.26	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not reimbursed/waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended June 30, 2006.

Columbia Acorn Fund

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn Fund fell 3.81% (Class A shares, without sales charge) in the second quarter, modestly outperforming the small-cap Russell 2500 Index while underperforming the large-cap S&P 500 Index. In the first half of 2006, Columbia Acorn Fund rose 5.64%, slightly less than the Russell 2500 and somewhat more than the S&P 500.

Expeditors International of Washington, Columbia Acorn Fund's largest dollar winner in the first quarter, kept that distinction in the second quarter, delivering another 30% gain. Other winners included takeovers—12 Columbia Acorn stocks put themselves up for sale and announced deals in the quarter! Six takeovers wound up within the top dozen percentage performers for the quarter, including software firm RSA Security and Canadian mining company Falconbridge, each surging over 50%. Sweden's Gambro and Georgia-based Serologicals, both medical products companies, jumped about 30% each. Aerospace components distributor Aviall and natural gas producer Western Gas Resources rounded out the takeover winner's circle, each rising nearly 25%.

Other big winners for the quarter included FMC Technologies, a manufacturer of deep-water oil and gas production systems, which reported earnings well ahead of expectations. So did World Acceptance, a consumer loan company, and both appreciated about 30%. Retailer Christopher & Banks improved its merchandise, regained its sales and earnings momentum, and marked up a 25% gain.

Columbia Acorn Fund's largest percentage losers were three biotech stocks, each giving back in the second quarter far more than they made in the first. DOV Pharmaceuticals reported that a test of a key drug was disappointing, and its stock collapsed 80%. Neurocrine Biosciences and Pozen both failed to get new drug approvals and each plunged about 66%. We sold all three. Retailer Chico's FAS suffered some merchandise misses, and its stock was discounted 34%. We bought more Chico's stock in the quarter, as we believed its problems are temporary.

The Fund's foreign stocks rose 3.14% in the quarter and 19.99% in the half year. Takeovers Falconbridge and Gambro, discussed above, helped drive results for the quarter. During the first half, oil-pipe makers Vallourec and Tenaris jumped 111% and 76%, respectively, while temporary staffing company USG People returned 82%. Swedish kitchen cabinet company Nobia racked up excellent growth, making a 25% gain in the quarter and a 62% return in the half. The Fund's worst performing international stock was Hong Kong's Techtronic Industries, down 43% in the half year.

Columbia Acorn Fund's foreign stocks have performed spectacularly well since we decided to increase their weighting three years ago—up 174% vs. a 79% gain for the overall Fund.1 We reviewed all of the Fund's foreign holdings during the period in an attempt to be more selective. We believe that many foreign stocks continue to appear cheaper than U.S. stocks, while others may not have enough upside to compensate for possible risks. Consequently, we cut the Fund's foreign stock weighting slightly, to 13.7%.

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

1  By our calculations, Columbia Acorn Fund's foreign stocks had a total return of 173.71% in the three years ending June 2006. While we are extremely pleased with that return, we note that it is not comparable to mutual fund returns, as it is before expenses and cash effects incurred by actual funds. Also, Columbia Acorn Fund's foreign stockholdings have been heavily weighted toward energy and were not purchased as a balanced, stand-alone portfolio.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Expeditors International of Washington, 1.7%; RSA Security, 0.4%; Falconbridge, 0.4%; Gambro, 0.0%; Serologicals, 0.3%; Aviall, 0.3%; Western Gas Resources, 1.1%; FMC Technologies, 0.9%; World Acceptance, 0.3%; Christopher & Banks, 0.6%; DOV Pharmaceuticals, 0.0%; Neurocrine Biosciences, 0.0%; Pozen, 0.0%; Chico's FAS, 0.9%; Vallourec, 0.2%; Tenaris, 0.3%; USG People, 0.3%; Nobia, 0.3%; Techtronic Industries, 0.1%.

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Columbia Acorn Fund (LACAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	5.64% -0.43	16.11% 9.43	11.81% 10.49	13.30% 12.13
Returns after taxes on distributions	NAV POP	5.47 -0.59	15.17 8.55	11.43 10.12	12.45 11.29
Returns after taxes on distributions and sale of fund shares	NAV POP	3.89 -0.07	11.65 7.24	10.28 9.10	11.36 10.31
Russell 2500 (pretax)		6.32	13.53	9.65	9.75
S&P 500 (pretax)		2.71	8.63	2.49	0.29

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year-to-date data not annualized.

Columbia Acorn Fund Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class A)

>October 16, 2000 through June 30, 2006

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. The Russell 2500 is the smallest 2,500 U.S. companies taken from a group of the largest 3,000 companies. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $17,916.1 million

Columbia Acorn Fund Top 10 Holdings (as a % of net assets)

1. Expeditors International of Washington International Freight Forwarder	1.7%
2. Coach Designer & Retailer of Branded Leather Accessories	1.2%
3. Western Gas Resources Oil & Coal Seam Gas Producer	1.1%
4. AmeriCredit Auto Lending	1.0%
5. Chico's FAS Women's Specialty Retail	0.9%
6. Ultra Petroleum Natural Gas Producer	0.9%
7. FMC Technologies Oil & Gas Well Head Manufacturer	0.9%
8. Crown Castle International Communications Towers	0.9%
9. ITT Educational Services Post-secondary Degree Programs	0.8%
10. Peoples Bank Bridgeport Connecticut Savings & Loan	0.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International ended the quarter down 1.16% (Class A shares, without sales charge) vs. a 1.70% decline for the benchmark S&P/Citigroup EMI Global ex-US Index. Year-to-date through June 30, the Fund was up 14.11%, well ahead of the 10.57% gain of the index. The Fund's half year return also easily topped the 10.16% return of the large-cap oriented MSCI EAFE Index.

Energy stocks Tullow Oil and Fugro were among the top contributors to performance for both the quarter and the six months. Tullow Oil, an exploration and development company based in the United Kingdom, was up 21% in the quarter and 53% for the half year. Fugro, a Dutch provider of survey services to the offshore industry, posted a 14% return for the quarter and a 37% six-month gain. Both of these stocks are among the Fund's top 10 holdings.

European industrial stocks continued to perform well in the second quarter. Geberit, a Swiss manufacturer of pipes and fittings for plumbers, was up 23% in the quarter and 48% for the six months on improving demand in its key German market. RPS Group, a UK provider of environmental consulting services, gained 29% in the second quarter and was up over 50% for the half year. The stock benefited from strong growth in the energy sector and its other end markets. Sweden's Hexagon, a maker of measurement equipment and polymers, gained 9% in the quarter and was up 37% for the six months on strong trading in its metrology division and successful integration of Leica Geosystems, which it acquired last year.

In the health care sector, Sweden's Gambro, a manufacturer of dialysis and blood care products, gained more than 30% in the quarter and 45% for the half year before being acquired by Swedish investment companies Investor AB and EQT in June. Canadian mining company Falconbridge, up 51% in the quarter and over 78% for the half year, was a beneficiary of drawn out takeover action involving multiple suitors.

Underperformers in the quarter included African retailer Edgars Consolidated Stores, which fell 33% on concerns that rising interest rates may slow down consumption. In Japan, fund manager Sparx Asset Management fell 26% in sympathy with the overall correction in Japanese financial stocks. In Hong Kong, power tool manufacturer Techtronic Industries gave back 24% in the quarter. The stock was hurt by continued poor sentiment on the outlook for U.S. housing and its potential impact on power tool sales.

It is noteworthy that the Fund's slightly negative return for the second quarter masks much higher underlying volatility: The Fund began the quarter on a positive note rising 11.6% before hitting its peak on May 10 and then dropping 19% to reach a low on June 13. From that point, Fund performance recovered 9.4% to end the quarter down just slightly more than 1%. Concerns regarding ongoing increases in global interest rates seem to have conspired with historically high valuations to finally change investor appetite for international risk, particularly in international small-cap equities. Notably, the second quarter was also the first in 10 in which the large-cap EAFE index outperformed the small-cap EMI index. As in the U.S. market, overseas investors generally perceive larger cap stocks to be less risky than their small cap counterparts. As we have mentioned in earlier reports, small-cap international stocks have been strong performers in both absolute terms and relative to their large cap counterparts and no longer offer the valuation discount that they did before. While still finding compelling ideas in the sub US$5 billion market cap universe, we have been selectively adding mid-cap stocks in the US$5 to $10 billion range where valuations as a group are more attractive. Despite the increase in volatility in international small-cap equities, we believe there remain ample opportunities for new acorns to be discovered.

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Investments in foreign securities have special risk, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Tullow Oil, 1.3%; Fugro, 1.5%; Geberit, 1.0%; RPS Group, 0.8%; Hexagon, 1.6%; Gambro, 0.0%; Falconbridge, 0.5%; Edgars Consolidated Stores, 0.5%; Sparx Asset Management, 0.7%; Techtronic Industries, 0.5%.

1-800-922-6769

Columbia Acorn International (LAIAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	14.11% 7.55	34.74% 26.99	14.90% 13.55	9.00% 7.87
Returns after taxes on distributions	NAV POP	13.86 7.31	33.85 26.15	14.74 13.38	8.30 7.19
Returns after taxes on distributions and sale of fund shares	NAV POP	9.50 5.22	23.93 18.82	13.15 11.93	7.59 6.60
S&P/Citigroup EMI Global ex-US (pretax)		10.57	31.22	18.28	14.17

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year-to-date data not annualized.

Columbia Acorn International Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

>October 16, 2000 through June 30, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The S&P/Citigroup EMI Global ex-US is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $3,596.3 million

Columbia Acorn International Top 10 Holdings (as a % of net assets)

1. Hexagon (Sweden) Measurement Equipment & Polymers	1.6%
2. Fugro (Netherlands) Survey & GPS Services	1.5%
3. USG People (Netherlands) Temporary Staffing Services	1.4%
4. Tullow Oil (United Kingdom) Oil & Gas Producer	1.3%
5. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1%
6. Rhoen-Klinikum (Germany) Health Care Services	1.1%
7. April Group (France) Insurance Policy Construction	1.0%
8. Bank of Ireland (Ireland) Irish Commercial Bank	1.0%
9. IAWS Group (Ireland) Baked Goods	1.0%
10. Wincor Nixdorf (Germany) Retail POS Systems & ATM Machines	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

After a first quarter surge, small caps pulled back in the second quarter. Columbia Acorn USA ended the second quarter down 4.44% (Class A shares, without sales charge) vs. a 5.02% decline for the Russell 2000. First quarter underperformance dampened returns for the six-month period. Year-to-date through June 30, the Fund was up 2.04% vs. an 8.21% gain for the benchmark.

Six of our stocks received takeover offers during the quarter. Two of the six, Serologicals and Western Gas Resources, were fairly sizeable positions in the Fund and contributed positively to Fund returns as the stocks bounced on acquisition news. Serologicals, a producer of biological products and solutions, gained 29% in the quarter and was up over 59% for the six months. Western Gas Resources, a coal seam gas producer and processor, increased 24% in the second quarter and was up 27% year-to-date.

Other winners for the quarter and half year included FMC Technologies, up 32% in the quarter and 57% year-to-date. FMC makes deep-water oil and gas production systems and has been enjoying robust demand for its products as offshore drilling activity has increased. Crown Castle International, an owner of cellular communication towers, gained 22% in the quarter and 28% for the half year. Its business has been booming as cellular phone companies grab for more wireless capacity in order to beam internet sites, TV shows and other fun stuff to your cell phone.

While several Fund retail stocks faltered in the quarter, Christopher & Banks was the exception. Up 25% in the quarter and 55% for the six months, Christopher & Banks experienced a turnaround as new merchandise was positively received and same-store sales flipped from negative to positive. World Acceptance gained 30% in the quarter and was up 25% for the half year on news of strong loan growth in the second quarter and dramatically lower loan losses.

On the downside, Neurocrine Biosciences' stock collapsed when the FDA withheld full approval for the high dosage of its sleep medication Indiplon. The Fund sold out of the stock, taking a 66% blow for the quarter and 65% loss for the six months. Interestingly enough, Neurocrine stock fell a further 50% after we got out. As mentioned, several retail names were down in the Fund. Oxford Industries, a maker of branded and private label apparel, fell 23% in the quarter and was off 28% for the six months on disappointing sales in its menswear lines. Chico's FAS, a women's specialty retailer, fell more than 34% in the quarter and 40% in the half year as new merchandise failed to move and sales came in short.

Two technology names, Avid Technology and CNET Networks also hurt Fund performance. Avid suffered indigestion from an acquisition it made last year and announced delays in new product upgrades. The stock was off 23% in the quarter and 38% for the six months. CNET Networks, a provider of software product reviews and niche technology websites, was off 44% in the quarter and 46% for the half year. CNET's business is driven by new product launches, and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy.

The second quarter's pull back in small-cap stocks allowed us to add to positions in fast-growing stocks whose prices had fallen within our valuation criteria. We continue to take advantage of the many opportunities that we believe today's volatile markets offer.

Robert A. Mohn

Lead Portfolio Manager

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Serologicals, 1.2%; Western Gas Resources, 1.2%; FMC Technologies, 1.8%; Crown Castle International, 2.4%; Christopher & Banks, 1.0%: World Acceptance, 1.3%; Neurocrine Biosciences, 0.0%; Oxford Industries, 1.7%; Chico's FAS, 0.6%; Avid Technology, 1.8%; CNET Networks, 0.5%.

1-800-922-6769

Columbia Acorn USA (LAUAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	2.04% -3.82	9.12% 2.84	9.07% 7.79	13.77% 12.60
Returns after taxes on distributions	NAV POP	1.99 -3.88	8.46 2.23	8.83 7.55	13.55 12.38
Returns after taxes on distributions and sale of fund shares	NAV POP	1.41 -2.41	6.79 2.66	7.86 6.73	12.13 11.06
Russell 2000 (pretax)		8.21	14.58	8.50	8.84

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year-to-date data not annualized.

Columbia Acorn USA Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $75,000 Investment in Columbia Acorn USA (Class A)

>October 16, 2000 through June 30, 2006

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $1,470.3 million

Columbia Acorn USA Top 10 Holdings (as a % of net assets)

1. Crown Castle International Communication Towers	2.4%
2. AmeriCredit Auto Lending	2.1%
3. Esco Technologies Automatic Electric Meter Readers	2.1%
4. ITT Educational Services Post-secondary Degree Programs	1.9%
5. Genlyte Group Commercial Lighting Fixtures	1.9%
6. FMC Technologies Oil & Gas Well Head Manufacturer	1.8%
7. Edwards Lifesciences Heart Valves	1.8%
8. Avid Technology Digital Nonlinear Editing Software & Systems	1.8%
9. Oxford Industries Branded & Private Label Apparel	1.7%
10. Kronos Labor Management Solutions	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn International Select ended the second quarter up 0.41% (Class A shares, without sales charge), outperforming the 0.61% drop of S&P/Citigroup World ex-US Cap Range $2-10B Index. Year-to-date through June 30, the Fund was up 12.74%, well ahead of the 10.29% return of the index.

Strong contributors to performance in the quarter and half year included Sweden's Gambro, a producer of renal and blood care products, and one of the Fund's largest holdings. The stock increased 44% in 2006 before it was acquired by Swedish investment companies Investor AB and EQT in June. Hong Kong Exchanges and Clearing, the Hong Kong equities and derivatives operator and another of the Fund's major holdings, was up 57% for the semiannual period, gaining 8% in the second quarter as it continued to benefit from growing trading volumes and new stock listings from China. Geberit, a Swiss manufacturer of plumbing supplies, gained 48% in the first half of the year and 23% in the second quarter thanks to improving demand in its key German market. C&C Group, an Irish beverage and snack company, was added to the Fund in the first quarter and was among its top five contributors for the quarter and half year. The company continues to make significant inroads into the UK alcoholic beverage market with its hard cider offering that is so popular in Ireland.

Most laggards for the quarter and six months had one thing in common: Japan. After a strong rally in the fourth quarter of 2005 in Japan, corporate governance issues at a few small firms roiled the local markets and contributed to a general sell-off. In the quarter, fund manager Sparx Asset Management fell 28% despite significant earnings upgrades and increases in assets under management. Kansai Paint, a paint producer based in Japan but with operations throughout emerging Asia, fell 13%. Aeon Mall, a suburban shopping mall developer and operator, fell 16%. For the six months, Jupiter Telecommunications, the largest cable service provider in Japan, was off 13%. Outside of Japan, France's SES Global, a provider of satellite broadcasting services, fell 17% in the first half of 2006 due to higher than expected start-up costs for new activities.

While increasing interest rates, higher oil prices and geopolitical concerns have all contributed to rising volatility in the equity markets, earnings for companies in Columbia Acorn International Select's portfolio have generally come in as expected or on the higher side of expectations. As a result, we are seeing more value emerging due to the recent drop in the market. However, things can quickly change and we will continue to monitor the fundamental outlook for Fund holdings closely.

Christopher J. Olson

Lead Portfolio Manager

Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risk, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Gambro, 0.0%; Hong Kong Exchanges and Clearing, 3.3%; Geberit, 2.3%; C&C Group, 3.6%; Sparx Asset Management, 1.6%; Kansai Paint, 1.9%; Aeon Mall, 1.9%; Jupiter Telecommunications, 3.1%; SES Global, 2.2%.

1-800-922-6769

Columbia Acorn International Select (LAFAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	12.74% 6.25	29.75% 22.29	11.46% 10.14	5.04% 3.96
Returns after taxes on distributions	NAV POP	12.73 6.25	29.89 22.43	11.49 10.18	5.04 3.96
Returns after taxes on distributions and sale of fund shares	NAV POP	8.28 4.07	19.48 14.62	10.09 8.92	4.40 3.45
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)		10.29	31.69	15.80	12.62

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn International Select Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

>October 16, 2000 through June 30, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. S&P/Citigroup World ex-US Cap Range $2-10B Index is a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $119.2 million

Columbia Acorn International Select Top 10 Holdings (as a % of net assets)

1. Bank of Ireland (Ireland) Irish Commercial Bank	4.2%
2. C&C Group (Ireland) Beverage Company	3.6%
3. Daito Trust Construction (Japan) Apartment Builder	3.5%
4. Anglo Irish Bank (Ireland) Small Business & Middle Market Banking	3.5%
5. Northern Rock (United Kingdom) Lowest Cost Mortgage Bank in UK	3.3%
6. Hoya (Japan) Opto-Electrical Components & Eyeglass Lenses	3.3%
7. Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.3%
8. IAWS Group (Ireland) Baked Goods	3.3%
9. Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.1%
10. Synthes (Switzerland) Products for Orthopedic Surgery	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

Columbia Acorn Select was down 2.27% (Class A shares, without sales charge) in the second quarter vs. a 3.14% decline of the S&P MidCap 400 Index. Year-to-date through June 30, the Fund was up 5.30%, 1.06% greater than its S&P MidCap 400 benchmark and 2.59% greater than the S&P 500's year-to-date gain of 2.71%.

Focusing on the stocks that drove Columbia Acorn Select's performance for the quarter and six months, the Fund had one stock that was consistently up and one stock that was consistently down for the half year. The Fund's up stock was Expeditors International of Washington, a freight forwarding company. Expeditors gained more than 60% for the semiannual period and added 1.6% to the Fund's overall portfolio return. On the negative side, Avid Technology cost the Fund approximately 1.6% of overall performance year-to-date. As mentioned last quarter, Avid's acquisition of Pinnacle did not initially meet expectations. I recently met with Avid's divisional head of Pinnacle, and I also met with an Avid customer. Though it's clear that we put Avid into the Fund too early, our confidence has consistently grown as well as the Fund's share position. We believe Avid is putting the right management and products in place to build on its leading market share in consumer video, broadcast, storage and audio.

Tellabs also hindered performance in the second quarter as the telecom sector seemed to fall out of favor with investors. We still believe Tellabs' strong fundamentals should help the company outperform over the next couple of years.

The Fund sold out of four existing positions in the quarter and purchased one new position. Three of the sales were made because we believed company fundamentals were beginning to weaken (Coventry Health Care, Associated Banc-Corp and Tektronix). IAC/Interactive, a smaller position in the Fund, was sold because we felt it was expensive. The new addition was Sanmina-SCI, a provider of electronics contract manufacturing services (EMS). Columbia Wanger Asset Management owned and sold Sanmina pre-2000 before the EMS industry got overheated. Numerous EMS companies purchased manufacturing assets or other EMS players at ridiculously high prices during the Internet bubble. Sanmina was no exception during this phase; it purchased several companies in 2000 and 2001. Since the acquisitions, Sanmina has struggled to improve its operating margins, but we believe the company is now on track to improve its bottom line.

U.S. stocks began to decline in the weeks following the period end. The main fear is that rising global interest rates could curtail economic growth. The small-cap Russell 2000 Index, which had been up more than 16% early in the second quarter, lost almost all of this gain just following the period end in mid-July. We noted at the end of the third quarter last year that smaller cap stocks were somewhat expensive compared to their larger cap peers. At that point, we were finding better value in larger mid-cap names. In the first few months of this year small caps got even more expensive before taking the mid-year dive. This recent sell-off has corrected some of the excess, and we are now finding some interesting stock ideas to watch among the smaller end of the Fund's investment range. We're not ready to load up on these ideas yet, but we believe that they have a lot of promise and could be drivers of the Fund's portfolio next year. Could the economy slow down in the next few quarters and make some of these ideas less promising? Sure. But it's been our experience that the market usually overreacts to a slowing economy, making new investment ideas more attractive.

Ben Andrews

Lead Portfolio Manager

Columbia Acorn Select is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/06, the Fund's positions in the stocks mentioned were: Expeditors International of Washington; 3.8%; Avid Technology, 2.8%; Tellabs, 6.7%; Coventry Health Care, 0.0%; Associated Banc-Corp, 0.0%; Tektronix, 0.0%; IAC/Interactive, 0.0%; Sanmina-SCI, 0.9%.

1-800-922-6769

Columbia Acorn Select (LTFAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	5.30% -0.76	16.96% 10.24	11.34% 10.03	11.71% 10.56
Returns after taxes on distributions	NAV POP	5.13 -0.92	16.39 9.70	11.11 9.81	11.46 10.31
Returns after taxes on distributions and sale of fund shares	NAV POP	3.44 -0.49	11.50 7.10	9.86 8.69	10.21 9.18
S&P MidCap 400 (pretax)		4.24	12.98	9.30	8.90

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year-to-date data not annualized.

Columbia Acorn Select Portfolio Diversification

>as a % of net assets, as of June 30, 2006

The Growth of a $50,000 Investment in Columbia Acorn Select (Class A)

>October 16, 2000 through June 30, 2006

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge for this level of investment. The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $1,937.7 million

Columbia Acorn Select Top 10 Holdings (as a % of net assets)

1. Tellabs Telecommunications Equipment	6.7%
2. ITT Educational Services Post-secondary Degree Programs	5.5%
3. Liberty Global CATV Holding Company	4.7%
4. Safeway Supermarkets	4.7%
5. UrAsia Energy (Canada) Uranium Mining in Kazakhstan	4.1%
6. Abercrombie & Fitch Teen Apparel Retailer	4.0%
7. Expeditors International of Washington International Freight Forwarder	3.8%
8. American Tower Communication Towers in USA & Mexico	3.7%
9. Pride International Contract Drilling	3.1%
10. Harley-Davidson Motorcycles & Related Merchandise	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund

>In a Nutshell

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter down 0.65% (Class A shares, without sales charge). This compares to a 1.44% decline for the S&P 500 and a 0.06% gain for the Lehman Brothers U.S. Credit Intermediate Bond Index. The Lipper Flexible Portfolio Funds Index fell 1.30% for the three-month period. For the half year, the Fund was up 2.37% vs. 2.71% for the S&P 500, a 0.47% decline for the Lehman Brothers U.S. Credit Intermediate Bond Index and a 3.07% gain for the Lipper Flexible Portfolio Funds Index.

While the bond portion of the portfolio held up slightly better in the second quarter, both stocks and bonds were slightly negative as the markets dropped modestly. The first quarter's equity surge helped the stock portion of the portfolio maintain a gain of 5.79% for the six-month period. The bond portion was down 0.78% for the six months.

The Fund hit two reallocation triggers in the second quarter. In April the stock component was raised 5% to 45% of the portfolio. In June the weighting was raised again to 50% stocks, 50% bonds.

So far 2006 has been the type of investment environment for which Columbia Thermostat Fund was made. Thank you for your investment in the Fund.

Charles P. McQuaid

Lead Portfolio Manager

Results of the Funds Owned in Columbia Thermostat Fund at June 30, 2006

Equities

Fund	Weightings in Category	2nd quarter returns	6-month returns to 6/30/06
Columbia Acorn Fund Z	15%	-3.73%	5.81%
Columbia Acorn Select Z	10%	-2.22%	5.43%
Columbia Large Cap Value Fund	15%	-0.57%	5.45%
Columbia Acorn International Z	15%	-1.11%	14.27%
Columbia Dividend Income Fund	20%	0.48%	4.07%
Columbia Large Cap Enhanced Core Fund	25%	-2.15%	2.40%
Weighted Average Equity Return	100%	-1.45%	5.79%

Fixed Income

Fund	Weightings in Category	2nd quarter returns	6-month return to 6/30/06
Columbia Federal Securities Fund	30%	-0.26%	-1.13%
Columbia Intermediate Bond Fund	50%	-0.22%	-0.71%
Columbia Conservative High Yield Fund	20%	-1.70%	-0.42%
Weighted Average Income Return	100%	-0.53%	-0.78%

Columbia Thermostat Fund Rebalancing in the Second Quarter

April 17, 2006:	45% stock, 55% bond
June 13, 2006:	50% stock, 50% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Investing in small- and mid-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investments in foreign securities have special risks including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

1-800-922-6769

Columbia Thermostat Fund (CTFAX)

>At a Glance

Performance shown here represents past performance, which does not guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

>through June 30, 2006

Inception 3/3/03		Year to date*	1 year	3 years	Life of fund
Returns before taxes	NAV POP	2.37% -3.51	6.29% 0.18	8.77% 6.64	11.66% 9.70
Returns after taxes on distributions	NAV POP	2.03 -3.83	4.16 -1.83	7.50 5.40	10.49 8.54
Returns after taxes on distributions and sale of fund shares	NAV POP	1.92 -1.93	5.53 1.47	7.05 5.22	9.63 7.91
S&P 500 (pretax)		2.71	8.63	11.22	15.20
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)		-0.47	-0.61	1.83	2.92
Lipper Flexible Portfolio Funds Index (pretax)		3.07	10.01	10.40	13.33

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year-to-date data not annualized.

Columbia Thermostat Fund Portfolio Weightings

>as a % of assets in each investment category, as of June 30, 2006

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

>March 3, 2003 through June 30, 2006

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Total Net Assets of the Fund: $191.3 million

Columbia Thermostat Fund Asset Allocation

>as a % of net assets, as of June 30, 2006

Columbia Acorn Fund

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Information
Alliance Atlantis Communication (Canada)	960,000	1,423,100
Amphenol	1,540,000	1,620,000
Avnet	2,300,000	2,550,000
Belden CDT	1,173,000	1,705,000
Ceridian	2,435,000	2,585,000
CNET Networks	3,000,000	4,000,000
Concur Technologies	675,000	1,766,000
EResearch Technology	0	1,050,000
Gemstar-TV Guide International	7,912,000	8,000,000
II VI	1,635,000	1,885,000
Integrated Device Technology	3,060,000	3,390,000
Kenexa	0	160,000
Kronos	2,250,000	2,750,000
Micros Systems	1,425,000	1,800,000
Navigant Consulting	1,836,000	1,900,000
Nice Systems (Israel)	1,434,000	1,634,000
(includes the effect of a 2 for 1 stock split)
Novell	11,500,000	12,000,000
Openwave Systems	0	1,500,000
Proquest Company	0	2,000,000
Radiant Systems	0	1,100,000
Saga Communications	924,000	1,400,000
Sanmina - SCI	0	4,000,000
Supertex	565,000	690,000
Symbol Technologies	2,560,000	4,425,000
Tellabs	9,800,000	10,000,000
THQ	1,050,000	1,700,000
Tumbleweed Communications	1,761,000	3,240,000
ValueClick	2,000,000	3,000,000
webMethods	518,000	1,240,000
Consumer Goods/Services
Abercrombie & Fitch	2,000,000	2,200,000
Borders Group	1,300,000	1,450,000
C&C Group (Ireland)	0	2,500,000
Cavco Industries	55,000	172,000
Champion Enterprises	0	900,000
Chattem	0	750,000
Chico's FAS	5,090,000	5,960,000
Coach	5,980,000	6,980,000
Ducati Motor (Italy)	2,850,000	5,700,000
Expedia	0	3,500,000
Fleetwood Enterprises	4,190,000	4,690,000
Helen of Troy	1,416,000	1,800,000
HNI	2,400,000	2,550,000
Jarden	800,000	1,000,000
J Crew Group	0	1,100,000
Localiza Rent A Car	0	168,800
Pool Corporation	1,820,000	2,190,000
Princeton Review	1,939,000	2,550,000

	Number of Shares
	03/31/06	06/30/06
Consumer Goods/Services—continued
Red Robin Gourmet Burgers	805,000	1,000,000
Rite Aid	7,850,000	8,000,000
Scotts Miracle-Gro	1,790,000	2,620,000
ServiceMaster	0	470,000
Station Casinos	885,000	1,000,000
Thor Industries	201,000	441,000
True Religion Apparel	600,000	700,000
Universal Technical Institute	100,000	1,000,000
Urban Outfitters	2,427,000	3,900,000
Industrial Goods/Services
Donaldson	3,275,000	3,600,000
Drew Industries	730,000	1,048,000
Flir Systems	1,300,000	1,850,000
Florida Rock Industries	1,537,000	1,900,000
Goodman Global	0	1,600,000
K&F Industries Holdings	994,000	1,187,000
Legrand (France)	0	700,000
Martin Marietta	0	605,000
Quanta Services	2,481,000	2,500,000
Simpson Manufacturing	1,450,000	2,200,000
UTI Worldwide	2,700,000	3,000,000
Worthington Industries	1,964,000	2,160,000
W.W. Grainger	0	750,000
Finance
AmeriCredit	6,321,000	6,500,000
Assurant	830,000	1,200,000
Cascade Bancorp	118,000	500,000
Chittenden	756,000	892,000
Delphi Financial Group	250,000	750,000
(includes the effect of a 3 for 2 stock split)
East West Bancorp	0	400,000
Eaton Vance	3,170,000	3,970,000
Electro Rent	361,000	832,000
Great Southern Bancorp	675,000	796,000
Greene County Bancshares	0	150,000
Marlin Business Services	0	263,000
McGrath Rentcorp	550,000	930,000
National Financial	0	600,000
Philadelphia Consolidated Holding	1,725,000	2,040,000
Scottish Re Group	0	1,700,000
West Bancorporation	758,000	886,000
Energy/Minerals
Atwood Oceanics	0	1,000,000
Fugro (Netherlands)	1,235,000	2,728,302
Helmerich & Payne	0	257,000
Hugoton Royalty	0	150,000
Maritrans	0	600,000
Rowan	0	971,000

1-800-922-6769

	Number of Shares
	03/31/06	06/30/06
Additions (continued)
Health Care
LCA Vision	621,000	875,000
Rigel Pharmaceuticals	1,216,000	1,275,000
Tercica	198,000	1,500,000
Other Industries
Gaylord Entertainment	1,400,000	1,560,000
Highland Hospitality	4,825,000	5,850,000
Parkway Properties	400,000	536,000
Sales
Information
Activision	2,000,000	1,000,000
Andrew	1,750,000	1,380,000
CDW	295,000	0
Getty Images	1,200,000	600,000
Hong Kong Exchanges and Clearing (Hong Kong)	9,000,000	6,500,000
International Game Technology	3,840,000	2,750,000
Jabil Circuit	2,275,000	1,705,000
Logitech (Switzerland)	300,000	0
MRO Software	1,000,000	241,000
Novatek Microelectronics (Taiwan)	5,254,000	4,000,000
Plexus	1,961,000	1,570,000
RSA Security	3,000,000	2,500,000
Sybase	1,000,000	0
Consumer Goods/Services
Aeropostale	1,040,000	936,000
Coinstar	1,440,000	0
Columbia Sportswear	400,000	0
IAWS Group (Ireland)	1,900,000	1,597,000
Intrawest (Canada)	1,044,000	900,000
Michaels Stores	3,560,000	2,760,000
Natura Cosmeticos	3,150,000	1,100,000
Park 24 (Japan)	870,000	154,000
Shimano (Japan)	780,000	90,000
Sports Authority	1,520,000	0
Zale	1,072,000	0
Industrial Goods/Services
Administaff	1,300,000	1,100,000
Grafton Group (Ireland)	3,800,000	3,500,000
Kingspan Group (Ireland)	1,250,000	1,000,000
Spartech	3,150,000	2,800,000
Tenaris (Argentina)	1,800,000	1,500,000
(includes the effect of a 5 for 1 stock split)
Tennant	150,000	0
Ultrapar (Brazil)	750,000	438,000
USG People (Netherlands)	740,000	650,000
Vallourec (France)	95,200	33,000
Wienerberger (Austria)	425,000	0

	Number of Shares
	03/31/06	06/30/06
Finance
Anglo Irish Bank (Ireland)	3,600,000	3,500,000
Bankinter (Spain)	200,000	0
Cascade Financial	477,500	0
(includes the effect of a 5 for 4 stock split)
Independent Bank	265,000	0
Investment Technology Group	690,000	350,000
Leucadia National	1,993,000	1,748,000
(includes the effect of a 2 for 1 stock split)
Northgate (United Kingdom)	1,000,000	0
Paragon Group (United Kingdom)	1,950,000	1,120,000
Republic	1,581,000	0
Scottish Re Group	1,700,000	0
Sterling Bancorp	503,000	0
TCF Financial	3,356,000	3,156,000
Energy/Minerals
Chicago Bridge & Iron	1,600,000	1,193,000
Newpark Resources	5,000,000	2,860,000
Pioneer Drilling	168,000	0
Saipem (Italy)	2,000,000	1,200,000
Sociedad Quimica Y Minera de Chile (Chile)	275,000	195,000
Talisman Energy (Canada)	7,500,000	4,900,000
(includes the effect of a 2 for 1 stock split)
Veritas DGC	700,000	350,000
Health Care
Charles River Laboratories	1,595,000	1,355,000
Datascope	1,065,000	455,000
DOV Pharmaceuticals	1,540,000	0
Gambro (Sweden)	4,260,000	0
Incyte	3,935,000	0
Martek Biosciences	650,000	0
Neurocrine Biosciences	913,000	0
Pozen	2,400,000	0
Sybron Dental Specialties	283,000	0
Symmetry Medical	965,000	0
Tanox	685,000	0
United Drug (Ireland)	4,145,810	4,000,000
Other Industries
Comfort Del Gro (Singapore)	18,000,000	0
Grupo Aeroportuario Del Sureste (Mexico)	800,000	760,000
Heartland Express	1,634,000	1,584,000
(includes the effect of a 4 for 3 stock split)

Columbia Acorn Fund

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks and Other Equity-Like Securities: 93.8%
Information: 22.8%
	Software/Services
	>Business Software: 3.3%
2,750,000	Kronos (b)(c)	$99,577
	Labor Management Solutions
12,000,000	Novell (b)	79,560
	Directory, Operating System & Identity Management Software
1,800,000	Micros Systems (b)	78,624
	Information Systems for Restaurants & Hotels
1,800,000	Avid Technology (b)	59,994
	Digital Nonlinear Editing Software & Systems
1,800,000	Cadence Design Systems (b)	30,870
	Electronic Design Automation
1,427,000	Witness Systems (b)	28,783
	Customer Experience Management Software
1,766,000	Concur Technologies (b)	27,320
	Web Enabled Enterprise Applications
6,000,000	Actuate (b)(c)	24,240
	Information Delivery Software & Solutions
1,000,000	Progress Software (b)	23,410
	Application Development Software
1,490,000	JDA Software (b)(c)	20,905
	Applications/Software & Services for Retailers
3,000,000	Lawson Software (b)	20,100
	Enterprise Resource Planning (ERP) Software
928,000	SSA Global Technologies (b)	17,985
	Enterprise Resource Planning (ERP) Software
5,600,000	Indus International (b)(c)	16,016
	Enterprise Asset Management Software
1,200,000	Parametric Technology (b)	15,252
	Engineering Software & Services
2,075,000	Agile Software (b)	13,156
	Product Design Software
1,240,000	webMethods (b)	12,239
	Enterprise Applications Integration (EAI) Tools
1,100,000	Radiant Systems (b)	11,627
	Point of Sale System: Convenient Stores & Restaurants
3,240,000	Tumbleweed Communications (b)(c)	9,234
	Email Content Security & File Transfer Management
160,000	Kenexa (b)	5,096
	Human Capital Management Software
241,000	MRO Software (b)	4,837
	Enterprise Maintenance Software
1,250,000	ClickSoftware Technologies (b)	2,150
	Service Chain Optimization Software
		600,975
	>Business Information/ Business Services/Publishing: 1.5%
2,585,000	Ceridian (b)	63,177
	HR Services & Payment Processing
1,900,000	Navigant Consulting (b)	43,035
	Financial Consulting Firm
600,000	Getty Images (b)	38,106
	Photographs for Publications & Electronic Media
916,000	Fair Isaac	33,260
	Credit Scoring & Decision Analytic Software

Number of Shares		Value (000)
2,000,000	Proquest Company (b)(c)	$24,580
	Information Services for Educational & Automotive Services
2,285,000	InfoUSA	23,558
	Business Data for Sales Leads
1,500,000	Openwave Systems (b)	17,310
	Internet Software for Mobile Devices
300,000	Navteq (b)	13,404
	Map Data for Electronic Devices
2,500,000	PRIMEDIA (b)	4,575
	Specialty Magazines & Other Publications
175,000	Triple Crown Media (b)	1,517
	Newspapers, Paging & Collegiate Sports Marketing
		262,522
	>Internet: 1.2%
2,500,000	RSA Security (b)	67,975
	Enterprise Security Software
9,500,000	Skillsoft Publishing (b)(c)	58,140
	Provider of Web-Based Learning Solutions (E-Learning)
3,000,000	ValueClick (b)	46,050
	Internet Advertising
4,000,000	CNET Networks (b)	31,920
	Internet Advertising on Niche Websites
875,000	Vital Stream (b)	9,275
	Streaming Services for the Internet
61,000	Travelzoo (b)	1,851
	Travel Internet Advertising
		215,211
	>Transaction Processors: 1.0%
2,524,000	Global Payments	122,540
	Credit Card Processor
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	41,776
	Hong Kong Equity & Derivatives Market Operator
600,000	Cubic	11,766
	Revenue Collection & Defense Systems
		176,082
	>Computer Services: 0.7%
1,350,000	SRA International (b)	35,951
	Government I/T Services
4,000,000	Bearing Point (b)	33,480
	Business Consulting & Technology Strategy
5,000,000	Igate Capital (b)(c)	31,950
	I/T & BPO Outsourcing Services
4,600,000	AnswerThink Consulting (b)(c)	18,538
	I/T Integration & Best Practice Research
		119,919
	>Electronics Distribution: 0.5%
2,550,000	Avnet (b)	51,051
	Electronic Components Distribution
680,000	Tech Data (b)	26,051
	I/T Distributor
710,000	Agilysys	12,780
	I/T Distributor
		89,882

1-800-922-6769

Number of Shares		Value (000)
	>Consumer Software: 0.3%
1,700,000	THQ (b)	$36,720
	Entertainment Software
1,000,000	Activision (b)	11,380
	Entertainment Software
		48,100
	Computer Related Hardware
	>Computer Hardware/ Related Systems: 3.3%
1,620,000	Amphenol	90,655
	Electronic Connectors
1,705,000	Belden CDT	56,350
	Specialty Cable
870,000	Rogers (b)	49,016
	PCB Laminates & High Performance Foams
4,425,000	Symbol Technologies	47,746
	Mobile Computers & Barcode Scanners
1,634,000	Nice Systems (Israel) (b)	45,981
	Audio & Video Recording Solutions
1,885,000	II VI (b)(c)	34,496
	Laser Components
230,000	Wincor Nixdorf (Germany)	29,367
	Retail POS Systems & ATM Machines
253,600	Neopost (France)	28,869
	Postage Meter Machines
1,240,000	Intermec (b)	28,446
	Bar Code & Wireless LAN Systems
9,761,000	Advantech (Taiwan)	28,019
	Embedded Computers
1,027,000	Avocent (b)	26,959
	Computer Control Switches
1,310,000	CTS	19,506
	Electronic Components, Sensors & EMS
900,000	Netgear (b)	19,485
	Networking Products for Small Business & Home
625,000	Excel Technologies (b)(c)	18,700
	Laser Systems & Electro-Optical Components
530,000	Zebra Technologies (b)	18,105
	Bar Code Printers
375,000	Diebold	15,233
	Automated Teller Machines
1,875,000	Seachange International (b)(c)	13,050
	Systems for Video on Demand & Ad Insertion
5,000,000	Concurrent Computer (b)(c)	13,050
	Video on Demand Systems & Services
11,999,000	Phoenixtec Power (Taiwan)	12,196
	Uninterruptible Power Supplies
		595,229
	>Gaming Equipment: 1.4%
2,750,000	International Game Technology	104,336
	Slot Machines & Progressive Jackpots
2,430,000	Shuffle Master (b)(c)	79,655
	Card Shufflers & Casino Games
3,900,000	Bally Technologies (b)(c)	64,233
	Slot Machines & Software
		248,224

Number of Shares		Value (000)
	>Semiconductors/ Related Equipment: 1.3%
3,390,000	Integrated Device Technology (b)	$48,070
	Communications Semiconductors
4,425,000	Entegris (b)	42,170
	Semiconductor Wafer Shipping & Handling Products
915,000	Littelfuse (b)	31,458
	Little Fuses
690,000	Supertex (b)(c)	27,559
	Mixed-Signal Semiconductors
1,950,000	AMIS Holdings (b)	19,500
	Analog & Mixed - Signal Semiconductors
4,000,000	Novatek Microelectronics (Taiwan)	19,268
	LCD Related IC Designer
1,905,000	IXYS (b)(c)	18,288
	Power Semiconductors
1,235,000	Semtech (b)	17,846
	Analog Semiconductors
		224,159
	>Instrumentation: 1.2%
1,250,000	Trimble Navigation (b)	55,800
	GPS-Based Instruments
750,000	Mettler Toledo (b)	45,428
	Laboratory Equipment
1,850,000	Flir Systems (b)	40,811
	Infrared Cameras
711,000	Dionex (b)	38,863
	Ion & Liquid Chromatography
670,000	Varian (b)	27,812
	Analytical Instruments
		208,714
	>Contract Manufacturing: 0.6%
1,570,000	Plexus (b)	53,710
	Electronic Manufacturing Services
1,705,000	Jabil Circuit	43,648
	Electronic Manufacturing Services
4,000,000	Sanmina - SCI (b)	18,400
	BackPlane & Electronic Manufacturing Services
		115,758
	Telecommunications
	>Telecommunication Services: 3.1%
4,500,000	Crown Castle International (b)	155,430
	Communication Towers
3,500,000	American Tower (b)	108,920
	Communication Towers in USA & Mexico
1,600,000	Alltel	102,129
	Cellular & Wireline Telephone Services
4,250,000	Time Warner Telecom (b)(c)	63,113
	Fiber Optic Data/Telephone Service Provider
8,000,000	Dobson Communications (b)(c)	61,840
	Rural & Small City Cellular Telephone Services
780,000	Telephone and Data Systems	32,292
300,000	Telephone and Data Systems, Cl. S	11,670
	Cellular & Wireline Telephone Services
2,300,000	Tele2 AB (Sweden)	23,209
	European Mobile Operator & Services Reseller

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Telecommunication Services—continued
200,000	Commonwealth Telephone	$6,632
	Rural Phone Franchises & Competitive Telco
		565,235
	>Telecommunications Equipment: 0.9%
10,000,000	Tellabs (b)	133,100
	Telecommunications Equipment
1,380,000	Andrew (b)	12,227
	Wireless Infrastructure Equipment
1,510,000	Symmetricom (b)	10,676
	Network Timing & Synchronization Devices
		156,003
	Media
	>Television Programming/CATV: 1.8%
4,015,000	Discovery Holding (b)	58,739
	CATV Programming
70,000	Jupiter Telecommunications (Japan) (b)	48,526
	Largest Cable Service Provider in Japan
2,050,000	Liberty Global, Series C (b)	42,169
1,750,000	Liberty Global, Series A (b)	37,625
	CATV Holding Company
1,423,100	Alliance Atlantis Communication (Canada) (b)	41,687
	CATV Channels, TV/Movie Production/Distribution
8,000,000	Gemstar-TV Guide International (b)	28,160
	TV Program Guides & CATV Programming
3,000,000	Lions Gate Entertainment (b)	25,650
	Film & TV Studio
655,000	Liberty Media - Interactive (b)	11,305
130,000	Liberty Media - Capital (b)	10,890
	CATV Programming & Media Company Holdings
1,250,000	Mediacom Communications (b)	7,787
	Cable Television Franchises
700,000	Outdoor Channel (b)	7,224
	Cable Television Programming
		319,762
	>TV/Satellite Broadcasting: 0.4%
2,752,829	SES Global (France)	39,212
	Satellite Broadcasting Services
2,500,000	Entravision Communications (b)	21,425
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	10,133
	Mid Market Affiliated TV Stations
270,000	Metropole TV (France)	8,439
	Television Broadcaster
		79,209
	>Radio Broadcasting: 0.3%
1,541,000	Salem Communications (b)(c)	20,048
	Radio Stations for Religious Programming
1,500,000	Cumulus Media, Cl. A (b)	16,005
	Radio Stations in Small Cities
1,400,000	Saga Communications (b)(c)	12,684
	Radio Stations in Small & Mid-sized Cities

Number of Shares		Value (000)
2,400,000	Spanish Broadcasting System (b)(c)	$12,264
	Spanish Language Radio Stations
		61,001
	Information: Total	4,085,985
Consumer Goods/Services: 18.5%
	Services
	>Retail: 5.3%
5,960,000	Chico's FAS (b)	160,801
	Women's Specialty Retail
2,200,000	Abercrombie & Fitch	121,946
	Teen Apparel Retailer
2,760,000	Michaels Stores	113,822
	Craft & Hobby Specialty Retailer
3,743,000	Christopher & Banks (c)	108,547
	Women's Apparel Retailer
3,900,000	Urban Outfitters (b)	68,211
	Apparel & Home Specialty Retailer
1,223,000	Ann Taylor Stores (b)	53,054
	Women's Apparel Retailer
1,400,000	Williams Sonoma	47,670
	Home Goods & Furnishing Retailer
2,250,000	Petco Animal Supplies (b)	45,968
	Pet Supplies & Services
8,000,000	Rite Aid (b)	33,920
	Drug Stores
1,100,000	J Crew Group (b)	30,195
	Multi-Channel Branded Retailer
1,630,000	Rona (Canada) (b)	29,277
	Leading Canadian DIY Retailer
936,000	Aeropostale (b)	27,041
	Mall Based Teen Retailer
1,450,000	Borders Group	26,767
	Bookstores
775,000	Genesco (b)	26,249
	Multi-Concept Branded Footwear Retailer
750,000	Chattem (b)	22,778
	Personal Care Products
1,062,000	Gaiam (b)(c)	14,889
	Healthy Living Catalogs & E-Commerce
3,500,000	Edgars Consolidated Stores (South Africa)	14,109
	Leading Retail Conglomerate
		945,244
	>Consumer Services: 2.2%
2,250,000	ITT Educational Services (b)(c)	148,073
	Post-secondary Degree Programs
2,190,000	Pool Corporation	95,550
	Distributor of Swimming Pool Supplies and Equipment
1,275,000	Weight Watchers	52,135
	Weight Loss Programs
800,000	Regis Corp Minnesota	28,488
	Hair Salons
1,530,000	Central Parking	24,480
	Owner, Operator & Manager of Parking Lots & Garages

1-800-922-6769

Number of Shares		Value (000)
	>Consumer Services—continued
1,000,000	Universal Technical Institute (b)	$22,020
	Vocational Training
2,550,000	Princeton Review (b)(c)	13,566
	College Preparation Courses
470,000	ServiceMaster	4,855
	Lawn Care, Pest Control, Commercial Disaster Response
277,000	Lincoln Technical Institute (b)	4,734
	Vocational Training
154,000	Park 24 (Japan)	4,523
	Parking Lot Operator
		398,424
	>Travel: 1.4%
2,110,000	Vail Resorts (b)(c)	78,281
	Ski Resort Operator & Developer
915,000	Four Seasons Hotels (Canada)	56,218
	Luxury Hotel Operator
3,500,000	Expedia (b)	52,395
	Online Travel Service Company
900,000	Intrawest (Canada)	28,444
	Ski Resort Operator & Developer
270,000	Kerzner International (Bahamas) (b)	21,406
	Destination Resorts & Casinos
1,045,000	Navigant International (b)(c)	16,751
	Corporate Travel Agency
168,800	Localiza Rent A Car (Brazil)	3,234
	Car Rental
		256,729
	>Entertainment/Leisure Products: 1.1%
1,795,000	RC2 (b)(c)	69,395
	Toys, Infant Products & Collectibles
1,416,000	Speedway Motorsports	53,440
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway Motors	47,529
	Largest Motorsport Racetrack Owner & Operator
441,000	Thor Industries	21,366
	RV & Bus Manufacturer
600,000	Callaway Golf	7,794
	Premium Golf Clubs & Balls
		199,524
	>Casinos & Gaming: 0.9%
1,000,000	Station Casinos	68,080
	Casinos & Riverboats
1,898,000	Pinnacle Entertainment (b)	58,174
	Regional Riverboat Casinos
690,000	Intralot (Greece)	18,463
	Lottery & Gaming Systems & Services
4,700,000	Sky City Entertainment (New Zealand)	15,448
	Casino/Entertainment Complex
226,000	Lakes Entertainment (b)	2,732
	Native American Casino Development
		162,897
	>Restaurants: 0.7%
2,145,000	Sonic (b)	44,595
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (b)(c)	42,560
	Casual Dining Restaurants

Number of Shares		Value (000)
800,000	Cheesecake Factory (b)	$21,560
	Casual Dining Restaurants
1,600,000	AFC Enterprises (c)	20,400
	Popeye's Restaurants
		129,115
	>Cruise Lines: 0.1%
400,000	Carnival	16,696
	Largest Cruise Line
	Goods
	>Apparel: 1.8%
6,980,000	Coach (b)	208,702
	Designer & Retailer of Branded Leather Accessories
1,418,000	Carter's (b)	37,478
	Children's Branded Apparel
919,000	Oxford Industries (c)	36,218
	Branded & Private Label Apparel
3,000,000	Billabong International (Australia)	34,250
	Action Sports Apparel Brand Manager
700,000	True Religion Apparel (b)	12,390
	Premium Denim
		329,038
	>Furniture/Textiles: 1.7%
2,550,000	HNI	115,643
	Office Furniture & Fireplaces
765,000	Mohawk Industries (b)	53,818
	Carpet & Flooring
2,068,000	Herman Miller	53,292
	Office Furniture
1,398,000	Nobia (Sweden)	45,347
	Kitchen Cabinet Manufacturing & Distribution
1,435,000	Knoll	26,347
	Office Furniture
		294,447
	>Leisure Vehicles: 1.2%
1,751,000	Harley-Davidson	96,112
	Motorcycles & Related Merchandise
1,130,000	Polaris Industries	48,929
	Leisure Vehicles & Related Products
4,690,000	Fleetwood Enterprises (b)(c)	35,363
	RV & Manufactured Home Maker
690,000	Winnebago	21,418
	Premier Motorhome Maker
5,700,000	Ducati Motor (Italy) (b)	4,839
	Motorcycles & Related Merchandise
		206,661
	>Nondurables: 1.0%
2,620,000	Scotts Miracle-Gro	110,878
	Consumer Lawn & Garden Products
1,000,000	Jarden (b)	30,450
	Branded Household Products
1,886,000	Prestige Brands (b)	18,803
	OTC, Household & Personal Care Products
1,100,000	Natura Cosmeticos (Brazil)	11,529
	Direct Retailer of Cosmetics
		171,660

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Durable Goods: 0.6%
465,000	Hyundai Mobis (South Korea)	$39,290
	Auto Parts
1,800,000	Helen of Troy (b)(c)	33,120
	Hairdryers & Curling Irons
14,999,300	Techtronic Industries (Hong Kong)	20,273
	Power Tools & Motorized Appliances
900,000	Champion Enterprises (b)	9,936
	Manufactured Homes
172,000	Cavco Industries (b)	7,644
	Higher End Manufactured Homes
90,000	Shimano (Japan)	2,758
	Bicycle Components & Fishing Tackle
		113,021
	>Food & Beverages: 0.5%
1,597,000	IAWS Group (Ireland)	28,157
	Baked Goods
2,410,000	Davide Campari (Italy)	24,965
	Spirits & Wine
2,500,000	C&C Group (Ireland)	21,711
	Beverage Company
35,000,000	Global Bio-Chem Technology Group (China)	14,800
	Refiner of Corn-Based Commodities
		89,633
	Consumer Goods/Services: Total	3,313,089
Industrial Goods/Services: 17.9%
	>Industrial Goods/Services: 3.3%
1,900,000	Genlyte Group (b)(c)	137,617
	Commercial Lighting Fixtures
3,600,000	Donaldson	121,932
	Industrial Air Filtration
3,222,000	Clarcor (c)	95,983
	Mobile & Industrial Filters
1,900,000	Mine Safety Appliances (c)	76,380
	Safety Equipment
750,000	W.W. Grainger	56,422
	Industrial Distribution
1,048,000	Drew Industries (b)	33,955
	RV & MFG Home Components
1,600,000	Goodman Global (b)	24,288
	HVAC Equipment Manufacturer
1,125,000	Ushio (Japan)	23,823
	Industrial Light Sources
700,000	Legrand (France)	19,691
	Electrical Components
141,000	Electric City (b)	155
	Electricity Conservation Devices
		590,246
	>Machinery: 3.2%
2,200,000	Esco Technologies (b)(c)	117,590
	Automatic Electric Meter Readers
2,350,000	Ametek	111,343
	Aerospace/Industrial Instruments
2,750,000	Pentair	94,022
	Pumps, Water Treatment & Tools
2,000,000	Gardner Denver (b)	77,000
	Air Compressors, Blowers & Pumps

Number of Shares		Value (000)
1,500,000	Nordson	$73,770
	Dispensing Systems for Adhesives & Coatings
1,100,000	Kaydon	41,041
	Specialized Friction & Motion Control Products
522,000	Toro	24,377
	Turf Maintenance Equipment
1,187,000	K&F Industries Holdings (b)	21,046
	Aircraft Wheels, Brakes & Fuel Tank Bladders
212,000	Oshkosh Truck	10,074
	Specialty Truck Manufacturer
		570,263
	>Logistics: 2.6%
5,500,000	Expeditors International of Washington	308,055
	International Freight Forwarder
2,000,000	Forward Air (c)	81,460
	Freight Transportation Between Airports
3,000,000	UTI Worldwide	75,690
	Global Logistics & Freight Forwarding
		465,205
	>Industrial Distribution: 1.8%
2,286,000	Watsco (c)	136,749
	HVAC Distribution
1,925,000	Airgas	71,706
	Industrial Gas Distributor
1,150,000	Aviall (b)	54,648
	Aircraft Replacement Parts Distributor
3,500,000	Grafton Group (Ireland)	44,057
	Building Materials Wholesaling & DIY Retailing
1,031,000	Nuco2 (b)(c)	24,785
	Bulk CO2 Gas Distribution to Restaurants
		331,945
	>Construction: 1.8%
1,900,000	Florida Rock Industries	94,373
	Concrete & Aggregates
2,200,000	Simpson Manufacturing	79,310
	Wall Joint Maker
605,000	Martin Marietta	55,146
	Aggregates
42,500	Geberit (Switzerland)	49,104
	Plumbing Supplies
380,000	Daito Trust Construction (Japan)	21,128
	Apartment Builder
1,000,000	Kingspan Group (Ireland)	17,459
	Building Insulation & Environmental Containers
90,000	Ciments Francais (France)	14,962
	Leading French & Emerging Markets Cement Producer
		331,482
	>Steel: 1.3%
2,860,000	Gibraltar Industries (c)	82,940
	Steel Processing
1,500,000	Tenaris (Argentina)	60,735
	Oil, Gas & Industrial Seamless Tubes
2,160,000	Worthington Industries	45,252
	Steel Processing

1-800-922-6769

Number of Shares		Value (000)
	>Steel—continued
33,000	Vallourec (France)	$39,673
	Oil, Gas & Industrial Seamless Tubes
		228,600
	>Specialty Chemicals & Industrial Materials: 1.2%
2,800,000	Spartech (c)	63,280
	Plastics Distribution & Compounding
730,000	Novozymes (Denmark)	49,201
	Industrial Enzymes
28,000	Sika (Switzerland)	31,105
	Chemicals for Construction & Industrial Application
400,000	Carbone Lorraine (France)	21,994
	Advanced Industrial Materials
200,000	Imerys (France)	15,980
	Industrial Minerals Producer
20,000	Givaudan (Switzerland)	15,728
	Fragrances & Flavors
430,768	Koninklijke Ten Cate (Netherlands)	12,646
	Advanced Textiles & Industrial Fabrics
438,000	Ultrapar (Brazil)	6,896
	Specialty Chemicals & Liquid Propane Gas Distribution
		216,830
	>Outsourcing Services & Training: 1.0%
650,000	USG People (Netherlands)	49,754
	Temporary Staffing Services
2,500,000	Quanta Services (b)	43,325
	Electrical & Telecom Construction Services
1,100,000	Administaff	39,391
	Professional Employer Organization
1,600,000	Labor Ready (b)	36,240
	Temporary Manual Labor
600,000	GP Strategies (b)	4,626
	Training Programs
		173,336
	>Conglomerates: 0.6%
765,342	Aalberts Industries (Netherlands)	56,261
	Flow Control & Heat Treatment
1,325,058	Hexagon (Sweden)	48,238
	Measurement Equipment & Polymers
		104,499
	>Water: 0.6%
2,500,000	Pall	70,000
	Filtration & Fluids Clarification
900,000	Watts Water Technologies	30,195
	Water, Valves, Regulators & Filtration
		100,195
	>Other Industrial Services: 0.5%
1,650,000	Mobile Mini (b)	48,279
	Portable Storage Unit Leasing
374,000	IM Tech (Netherlands)	18,054
	Engineering & Technical Services
655,000	Tal International (b)	15,786
	Intermodal Freight Container Leasing
740,000	Jaakko Poyry (Finland)	7,956
	Engineering Consultants in Forestry, Energy
		90,075
	Industrial Goods/Services: Total	3,202,676

Number of Shares		Value (000)
Finance: 12.3%
	>Banks: 4.3%
2,505,000	BOK Financial	$124,423
	Tulsa Based S.W. Bank
3,600,000	Associated Banc-Corp	113,508
	Midwest Bank
3,156,000	TCF Financial	83,476
	Great Lakes Bank
2,720,000	Glacier Bancorp (c)	79,614
	Mountain States Bank
3,500,000	Anglo Irish Bank (Ireland)	54,536
	Small Business & Middle Market Banking
2,850,000	Northern Rock (United Kingdom)	52,637
	Lowest Cost Mortgage Bank in UK
1,320,000	West Coast Bancorp (c)	38,900
	Portland Small Business Lender
2,275,000	Depfa Bank (Germany)	37,713
	Investment Banker to Public Authorities
250,000	Komercni Banka (Czech Republic)	36,578
	Leading Czech Universal Bank
590,000	CityBank Lynnwood (c)	27,529
	Seattle Real Estate Lender
796,000	Great Southern Bancorp (c)	24,302
	Missouri Real Estate Lender
892,000	Chittenden	23,058
	Vermont & Western Massachusetts Bank
886,000	West Bancorporation (c)	16,542
	Des Moines Commercial Bank
400,000	East West Bancorp	15,164
	LA Bank with Chinese Focus
406,000	First Financial BankShares	14,835
	West Texas Bank
500,000	Cascade Bancorp	14,255
	Central Oregon Bank
304,000	S Y Bancorp	8,354
	Louisville Bank
313,000	First Mutual Bancshares (c)	8,154
	Seattle Community Bank
150,000	Greene County Bancshares	4,644
	Tennessee Bank
		778,222
	>Insurance: 3.1%
2,040,000	Philadelphia Consolidated Holding (b)	61,934
	Specialty Insurance
2,030,000	HCC Insurance Holdings	59,763
	Specialty Insurance
1,200,000	Assurant	58,080
	Specialty Insurance
1,748,000	Leucadia National	51,024
	Insurance Holding Company
995,000	Protective Life	46,387
	Life Insurance
710,000	Selective Insurance Group	39,668
	Commercial & Personal Lines Insurance
109,000	Markel (b)	37,823
	Specialty Insurance
1,550,000	United America Indemnity (b)(c)	32,302
	Specialty Insurance
940,000	Endurance Specialty Holdings	30,080
	Commercial Lines Insurance/Reinsurance

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Insurance—continued
1,700,000	Scottish Re Group	$28,254
	Life Reinsurance
570,000	RLI	27,463
	Specialty Insurance
750,000	Delphi Financial Group	27,270
	Group Employee Benefit Products and Services
600,000	National Financial	26,586
	Distributor of Life Insurance, Group Benefits & Inv adv svs
520,000	StanCorp Financial	26,473
	Group Life & Disability Insurance
		553,107
	>Brokerage & Money Management: 1.8%
2,464,000	SEI Investments	120,440
	Mutual Fund Administration & Investment Management
3,970,000	Eaton Vance	99,091
	Specialty Mutual Funds
1,757,000	Nuveen Investments	75,638
	Specialty Mutual Funds
350,000	Investment Technology Group (b)	17,801
	Electronic Trading
		312,970
	>Finance Companies: 1.7%
6,500,000	AmeriCredit (b)	181,480
	Auto Lending
1,700,000	World Acceptance (b)(c)	60,384
	Personal Loans
930,000	McGrath Rentcorp	25,863
	Temp Space & IT Equipment Rental
1,120,000	Paragon Group (United Kingdom)	13,517
	UK Buy-to-Let Finance Company
832,000	Electro Rent (b)	13,329
	Test & Measurement Rentals
263,000	Marlin Business Services (b)	5,933
	National Small Equipment Leasing
80,000	American Banknote (Brazil) (b)	517
	Manufacturer of Smart Cards
		301,023
	>Savings & Loans: 1.4%
4,196,000	Peoples Bank Bridgeport	137,839
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	41,847
	Premier Mortgage Lender in India
1,178,000	Anchor Bancorp Wisconsin (c)	35,540
	Wisconsin Thrift
1,285,000	Washington Federal	29,799
	Traditional Thrift
360,000	Provident Bancorp	4,759
	New York State Thrift
		249,784
	Finance: Total	2,195,106
Energy/Minerals: 9.8%
	>Oil/Gas Producers: 5.0%
3,200,000	Western Gas Resources	191,520
	Oil & Coal Seam Gas Producer

Number of Shares		Value (000)
2,700,000	Ultra Petroleum (b)	$160,029
	Natural Gas Producer
2,500,000	XTO Energy	110,675
	Natural Gas Producer
13,500,000	Tullow Oil (United Kingdom)	95,191
	Oil & Gas Producer
4,900,000	Talisman Energy (Canada)	85,507
	Oil & Gas Producer
2,400,000	Equitable Resources	80,400
	Natural Gas Producer & Utility
2,000,000	Southwestern Energy (b)	62,320
	Natural Gas Producer
1,500,000	Range Resources	40,785
	Oil & Gas Producer
3,200,000	Vaalco Energy (b)(c)	31,232
	Oil & Gas Producer
700,000	Denbury Resources (b)	22,169
	Oil Producer Using CO2 Injection
1,200,000	McMoran Exploration (b)	21,120
	Natural Gas Producer & Developer
150,000	Hugoton Royalty	4,455
	Oil & Gas Producer
		905,403
	>Oil Services: 3.6%
2,350,000	FMC Technologies (b)	158,531
	Oil & Gas Well Head Manufacturer
2,728,301	Fugro (Netherlands)	117,626
	Survey & GPS Services
2,300,000	Pride International (b)	71,829
	Offshore Drilling Contractor
1,000,000	Atwood Oceanics Inc (b)	49,600
	Contract Drilling
750,000	Carbo Ceramics	36,848
	Natural Gas Well Stimulants
2,400,000	Key Energy Services (b)	36,600
	Well Workover Services
971,000	Rowan	34,557
	Offshore Drilling Contractor
1,193,000	Chicago Bridge & Iron	28,811
	Engineering & Construction for Petrochemicals & LNG
1,140,000	Enerflex Systems (Canada) (c)	28,441
	Natural Gas Compresser Rental & Fabrication
1,200,000	Saipem (Italy)	27,284
	Offshore Construction & Drilling
350,000	Veritas DGC (b)	18,053
	Geophysical Contractor
2,860,000	Newpark Resources (b)	17,589
	Drilling Fluid Services
257,000	Helmerich & Payne	15,487
	Contract Driller
		641,256
	>Mining: 0.7%
900,000	Falconbridge (Canada)	47,407
	Diversified Mining Holding Company
13,100,000	UrAsia Energy (Canada)	32,859
	Uranium Mining in Kazakhstan
195,000	Sociedad Quimica Y Minera de Chile (Chile)	20,307
	Producer of Specialty Fertilizers, Lithium & Iodine

1-800-922-6769

Number of Shares		Value (000)
	>Mining—continued
2,900,000	Jubilee Gold Mines (Australia)	$17,384
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (b)	6,772
	Copper Mining in Mongolia
		124,729
	>Distribution/Marketing/Refining: 0.3%
966,000	Atmos Energy	26,961
	Dallas Natural Gas Utility
600,000	Maritrans	14,940
	Shipping
435,000	Oneok	14,807
	Natural Gas Distribution, Pipeline, Processing & Trading
		56,708
	>Agricultural Commodities: 0.2%
550,000	Aracruz Celulose (Brazil)	28,831
	Brazilian Hardwood Pulp Producer
	Energy/Minerals: Total	1,756,927
Health Care: 7.8%
	>Medical Equipment/ Laboratory Supplies: 3.1%
1,910,000	CYTYC (b)	48,438
	Consumables Related to Women's Health
475,000	Essilor International (France)	47,764
	Eyeglass Lenses
1,770,000	Intermagnetics General (b)	47,755
	MRI Equipment
800,000	Diagnostic Products	46,536
	Immunodiagnostic Kits
1,000,000	Edwards Lifesciences (b)	45,430
	Heart Valves
870,000	Vital Signs (c)	43,091
	Anesthesia, Respiratory & Sleep Products
1,000,000	ICU Medical (b)(c)	42,240
	Intravenous Therapy Products
350,000	Synthes (Switzerland)	42,169
	Products for Orthopedic Surgery
905,000	Arrow International	29,747
	Disposable Catheters
552,000	Advanced Medical Optics (b)	27,986
	Medical Devices for Eye Care
875,000	Viasys Healthcare (b)	22,400
	Respiratory & Neurology Medical Equipment
583,000	Orthofix International (b)	22,230
	Bone Fixation & Stimulation Devices
1,250,000	PSS World Medical (b)	22,063
	Medical Supplies Distributor
390,000	Hogy Medical (Japan)	20,496
	Disposable Surgical Products
415,000	Cooper	18,380
	Contact Lens Manufacturer
350,000	Haemonetics (b)	16,279
	Blood & Plasma Collection Equipment
455,000	Datascope	14,032
	Medical Devices
		557,036

Number of Shares		Value (000)
	>Services: 2.6%
2,491,000	Lincare Holdings (b)	$94,259
	Home Health Care Services
1,232,000	Coventry Health Care (b)	67,686
	HMO
1,607,000	Serologicals (b)	50,524
	Blood Collection & Antibody Production
1,355,000	Charles River Laboratories (b)	49,864
	Pharmaceutical Research
875,000	LCA Vision	46,296
	Lasik Surgery Centers
1,000,000	Rhoen-Klinikum (Germany)	44,535
	Healthcare Services
510,000	OPG Groep (Netherlands)	44,300
	Healthcare Supplies & Pharmacies
900,000	United Surgical Partners (b)	27,063
	Outpatient Surgery Center
808,000	PRA International (b)	17,994
	Contract Research Organization
1,433,000	Dendrite International (b)	13,241
	Software for Pharmaceutical Sales Force Automation
1,050,000	Eresearch Technology (b)	9,555
	Clinical Research Services
500,000	Merge Technologies (b)	6,155
	Radiology Information Systems
		471,472
	>Biotechnology/Drug Delivery: 1.7%
3,230,000	Exelixis (b)	32,461
	Treatments for Cancer & Metabolic Disorders
1,360,000	Nektar Therapeutics (b)	24,942
	Drug Delivery Technologies
2,380,000	Ligand Pharmaceuticals (b)	20,111
	Drugs for Pain, Cancer, Osteoporosis, & Diabetes
2,000,000	Medarex (b)	19,220
	Humanized Antibodies
1,650,000	Human Genome Sciences (b)	17,655
	Drug Discovery/Development
1,100,000	Renovis (b)	16,841
	Drug to Minimize Neurological Damage from Strokes
1,429,000	Arena Pharmaceuticals (b)	16,548
	Novel Drug Targeting Technology
1,135,000	Keryx Biopharmaceuticals (b)	16,117
	Drugs for Diabetic Complications & Cancer
2,520,000	Decode Genetics (b)	15,599
	Drugs for Heart Attack, Asthma & Vascular Disease
1,780,000	Array Biopharma (b)	15,308
	Drugs for Cancer & Inflammatory Diseases
930,000	Intermune (b)	15,299
	Drugs for Hepatitis C, Pulmonary Fibrosis & Cancer
3,100,000	Lexicon Genetics (b)	13,609
	Drug Discovery
2,000,000	Cytokinetics (b)(c)	12,580
	Drugs for Cancer & Heart Failure
1,275,000	Rigel Pharmaceuticals (b)(c)	12,406
	Drugs for Hay Fever, Asthma, Hepatitis & Cancer

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Biotechnology/Drug Delivery—continued
1,585,000	Maxygen (b)	$11,856
	Molecular Breeding
1,750,000	Genitope (b)	11,060
	Cancer Vaccine
2,300,000	Seattle Genetics (b)	10,580
	Antibody-Based Therapies for Cancer
800,000	Momenta Pharmaceuticals (b)	10,168
	Sugar Analysis Technology for Drug Design
1,500,000	Tercica (b)	7,935
	Drug to Treat Severe Short Stature In Children
1,100,000	La Jolla Pharmaceutical (b)	4,037
	Lupus Treatment
1,249,999	Perlegen Sciences (d)	3,375
	Large Scale Gene Sequencing
1,875,000	Locus Discovery, Series D, Pfd. (d)	512
	High Throughput Rational Drug Design
359,944	Microdose (d)	360
	Drug Inhalers
		308,579
	>Medical Supplies: 0.4%
486,000	Techne (b)	24,747
	Cytokines, Antibodies, Other Reagents For Life Sciences
650,000	Owens & Minor	18,590
	Distribution of Medical Supplies
4,000,000	United Drug (Ireland)	17,129
	Irish Pharmaceutical Wholesaler & Outsourcer
		60,466
	Health Care: Total	1,397,553
Other Industries: 4.7%
	>Real Estate: 3.6%
5,850,000	Highland Hospitality (c)	82,368
	Hotel Owner
650,000	SL Green Realty	71,155
	Manhattan Office Buildings
1,398,000	Forest City Enterprises, Cl. B (c)	69,578
	Commercial & Residential Property Developer
1,560,000	Gaylord Entertainment (b)	68,078
	Convention Hotels
1,320,000	General Growth Properties	59,479
	Regional Shopping Malls
3,294,000	DiamondRock Hospitality (c)	48,784
1,000,000	DiamondRock Hospitality 144A (c)(d)	14,810
	Hotel Owner
635,000	Macerich Company	44,577
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	40,250
	Shopping Centers
1,020,000	Brandywine Realty	32,813
	Office Buildings
1,720,000	Kite Realty Group (c)	26,815
	Community Shopping Centers
1,375,000	Crescent Real Estate Equities	25,520
	Class A Office Buildings
536,000	Parkway Properties	24,388
	Office Buildings

Number of Shares or Principal Amount		Value (000)
900,000	American Campus Communities (c)	$22,365
	Student Housing
4,100	Kenedix (Japan)	17,754
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (d)	531
	Self Storage Properties
		649,265
	>Transportation: 0.5%
1,584,000	Heartland Express	28,338
	Regional Trucker
1,086,000	JB Hunt	27,052
	Trucking Conglomerate
760,000	Grupo Aeroportaurio Del Sureste (Mexico)	25,528
	Cancun & Cozumel Airport Operator
		80,918
	>Waste Management: 0.3%
1,700,000	Waste Connections (b)	61,880
	Solid Waste Management
	>Regulated Utilities: 0.3%
1,650,000	Northeast Utilities	34,106
	Regulated Electric Utility
589,800	Red Electrica (Spain)	20,338
	Spanish Power Grid
		54,444
	Other Industries: Total	846,507
Total Common Stocks and Other Equity-Like Securities: 93.8% (e) (Cost: $10,141,998)		16,797,843
Short-Term Obligations: 6.3%
$176,000	Verizon Global Funding 5.18% - 5.35% Due 8/2/06 - 8/17/06	175,002
161,000	HSBC Finance Corporation 5.04% - 5.05% Due 7/14/06 - 7/27/06	160,559
155,000	American General Finance 5.01% - 5.06% Due 7/6/06 - 7/19/06	154,783
154,000	Aluminum Company America 5.08% - 5.26% Due 7/3/06 - 8/9/06	153,478
145,000	Credit Suisse First Boston 5.05% - 5.28% Due 7/13/06 - 8/11/06	144,325
91,755	Hartford Financial 5.11% - 5.28% Due 7/28/06 - 8/10/06	91,319
67,000	Conocophillips 5.09% Due 7/21/06 - 7/25/06	66,790
60,000	Countrywide Financial Funding 5.30% - 5.40% Due 8/16/06	59,772
40,000	Citigroup Funding 5.02% Due 08/01/06	39,823

1-800-922-6769

Principal Amount		Value (000)
	>Short-Term Obligations—continued
$32,000	American Express Credit Corp 5.03% Due 7/10/06	$31,960
29,000	Bell South Corp 5.02% Due 7/12/06	28,983
23,140	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $23,605 (repurchase proceeds: $23,150)	23,140
	(Amortized Cost: $1,129,934)	1,129,934
Total Investments: 100.1% (Cost: $11,271,932)(a)		17,927,777
Cash and Other Assets Less Liabilities: (0.1%)		(11,701)
Total Net Assets: 100%		$17,916,076

Columbia Acorn Fund

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $11,271,932 and net unrealized appreciation was $6,655,845 consisting of gross unrealized appreciation of $7,119,226 and gross unrealized depreciation of $463,381.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

AnswerThink Consulting	10.31%
Christopher & Banks	10.25
Actuate	9.95
Highland Hospitality	9.79
Gibraltar Industries	9.60
Watsco	9.52
Indus International	9.49
Igate Capital	9.44
Princeton Review	9.24
World Acceptance	9.19
Skillsoft Publishing	8.79
Spartech	8.72
RC2	8.61
West Coast Bancorp	8.60
Kronos	8.58
Esco Technologies	8.53
Glacier Bancorp	8.41
Salem Communications	8.19
Saga Communications	7.69
Bally Technologies	7.48
Fleetwood Enterprises	7.35
ICU Medical	7.00
Concurrent Computer	6.92
Shuffle Master	6.92
Genlyte Group	6.75
Proquest Company	6.69
Nuco2	6.64
Vital Signs	6.61
Seachange International	6.55
Tumbleweed Communications	6.49
II VI	6.43
United America Indemnity	6.41
Forward Air	6.35%
Navigant International	6.24
Clarcor	6.20
DiamondRock Hospitality	6.12
Red Robin Gourmet Burgers	6.04
Kite Realty Group	6.01
Helen of Troy	5.99
Spanish Broadcasting System	5.95
First Mutual Bancshares	5.88
Great Southern Bancorp	5.79
CityBank Lynnwood	5.67
IXYS	5.57
Time Warner Telecom	5.57
Vaalco Energy	5.55
Cytokinetics	5.48
Vail Resorts	5.41
Forest City Enterprises Class B	5.39
Anchor Bancorp Wisconsin	5.36
AFC Enterprises	5.35
Dobson Communications	5.31
West Bancorporation	5.30
American Campus Communities	5.23
Oxford Industries	5.21
Mine Safety Appliances	5.19
Excel Technologies	5.18
Gaiam	5.16
ITT Educational Services	5.14
Rigel Pharmaceuticals	5.13
JDA Software	5.10
Supertex	5.04
Enerflex Systems	5.02

  The aggregate cost and value of these companies at June 30, 2006, was $1,819,627 and $2,934,084 respectively. Investments in affiliate companies represent 16.28% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend income	$13,299
Net realized gain or loss	—
Change in unrealized gain or loss	253,598
Purchases	262,161
Proceeds from sales	13,003

  In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at June 30, 2006. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the period, as well as prior period investment holdings that became affiliates during the current period.

1-800-922-6769

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, except for DiamondRock Hospitality, are valued in good faith by the Board of Trustees. At June 30, 2006, these securities (in thousands) amounted to $19,588, which represents 0.11% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
DiamondRock Hospitality 144A	06/29/04	1,000,000	$10,000	$14,810
Perlegen Sciences	03/30/01	1,249,999	4,500	3,375
Security Capital European Realty (Luxembourg)	08/20/98 - 11/12/99	37,407	748	531
Locus Discovery, Series D Pfd.	09/05/01	1,875,000	7,500	512
Microdose	11/24/00	359,944	2,005	360
			$24,753	$19,588

(e)  On June 30, 2006, the market value of foreign securities (in thousands) represents 13.70% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Canada	$356,612	1.99%
Netherlands	298,641	1.67
France	236,584	1.32
Ireland	183,049	1.02
United Kingdom	161,345	0.90
Japan	139,008	0.78
Switzerland	138,106	0.77
Sweden	116,794	0.65
Germany	111,615	0.62
Hong Kong	62,049	0.35
Luxembourg	61,266	0.34
Taiwan	59,483	0.33
Italy	57,088	0.32
Australia	51,635	0.29
Brazil	51,007	0.29
	Value	Percent
Denmark	$49,201	0.28%
Israel	45,981	0.26
India	41,847	0.23
South Korea	39,290	0.22
Czech Republic	36,578	0.20
Mexico	25,528	0.14
Bahamas	21,406	0.12
Spain	20,338	0.11
Chile	20,307	0.11
Greece	18,463	0.10
New Zealand	15,448	0.09
China	14,800	0.08
South Africa	14,109	0.08
Finland	7,956	0.04
Total Foreign Portfolio	$2,455,534	13.70%

Columbia Acorn International

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Europe
>France
Carbone Lorraine	340,000	395,000
Eurofins Scientific	320,000	360,000
Foncia Groupe	0	400,000
Legrand	0	700,000
Neopost	236,000	280,000
Norbert Dentressangle	300,000	375,000
Trigano	423,000	500,000
>United Kingdom
Randgold Resources	0	640,000
UTV	1,800,000	2,000,000
>Netherlands
Aalberts Industries	550,000	557,534
Fugro	1,245,000	1,268,491
IM Tech	474,000	574,000
>Germany
Depfa Bank	1,675,000	2,000,000
Rational AG	0	75,000
>Switzerland
Givaudan	15,000	25,000
Kuehne & Nagel	95,000	475,000
Synthes	215,000	275,000
>Italy
Amplifon	1,700,000	2,000,000
(includes the effect of a 10 for 1 stock split)
Cir Compagnie	6,000,000	9,100,000
Ducati Motor	6,400,000	12,800,000
GranitiFiandre	275,000	1,223,000
>Sweden
Sweco	380,000	422,000
Tele2	2,100,000	2,580,000
>Poland
Central European Distribution	448,000	820,500
(includes the effect of a 3 for 2 stock split)

	Number of Shares
	03/31/06	06/30/06
Asia
>Japan
FCC	454,000	714,000
Kansai Paint	882,000	3,700,000
Sparx Asset Management	0	22,500
Other Countries
>Canada
Alliance Atlantis Communication	639,000	1,060,000
UrAsia Energy	0	1,475,000
Van Houtte	0	950,000
>Australia
Sino Gold	0	5,450,000
>South Africa
Impala Platinum	140,000	180,000
>United States
Atwood Oceanics	0	415,000
>New Zealand
Sky City Entertainment	5,000,000	5,500,000
Latin America
>Brazil
American Banknote	0	1,085,000
Localiza Rent a Car	0	170,000
Suzano	3,215,000	4,300,000

1-800-922-6769

	Number of Shares
	03/31/06	06/30/06
Sales
Europe
>France
Essilor International	300,000	200,000
Vallourec	20,000	0
>United Kingdom
Bloomsbury Publishing	2,000,000	916,000
Intermediate Capital	600,000	0
Kensington Group	1,050,000	813,050
>Germany
Bilfinger Berger	300,000	200,000
>Ireland
Anglo Irish Bank	2,260,000	2,200,000
>Switzerland
BKW Energie	130,000	27,000
>Sweden
Gambro	2,042,000	0
>Spain
Abengoa	370,000	0
>Russia
RBC Information Systems	700,000	575,800

	Number of Shares
	03/31/06	06/30/06
Asia
>Japan
Meitec	475,000	0
Shimano	900,000	650,000
>Taiwan
Novatek Microelectronics	3,244,000	3,000,000
>Hong Kong
Hong Kong Exchanges and Clearing	6,000,000	5,000,000
Linmark Group	13,483,000	10,996,000
>South Korea
Samsung Fire & Marine	100,000	0
>Indonesia
Perusahaan Gas Negara	20,000,000	15,000,000
>Singapore
Comfort Del Gro	20,000,000	7,053,000
Other Countries
>Canada
Kinross Gold	1,100,000	835,000
>Australia
ABC Learning Center	4,028,250	4,000,000
Latin America
>Brazil
America Latina Logistics	280,000	0
Diagnosticos	590,000	392,000
Natura Cosmeticos	3,200,000	2,500,000
Porto Seguro	1,000,000	720,000
Ultrapar	500,000	293,000

Columbia Acorn International

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks: 95.9%
Europe: 59.2%
	>France: 11.5%
700,000	April Group	$37,576
	Insurance Policy Construction
390,000	Iliad	32,484
	High Speed Internet Service Provider
280,000	Neopost	31,875
	Postage Meter Machines
2,200,000	SES Global	31,338
	Satellite Broadcasting Service
411,000	Rubis	28,755
	Tank Storage & LPG Supplier
500,000	Trigano	26,540
	Leisure Vehicles & Camping Equipment
375,000	Norbert Dentressangle	26,380
	Transport
360,000	Eurofins Scientific (b)	23,436
	Food Screening & Testing
206,000	Pierre & Vacances	22,580
	Vacation Apartment Lets
395,000	Carbone Lorraine	21,719
	Advanced Industrial Materials
200,000	Essilor International	20,111
	Eyeglass Lenses
120,000	Ciments Francais	19,949
	Leading French & Emerging Markets Cement Producer
700,000	Legrand	19,691
	Electrical Components
240,000	Imerys	19,176
	Industrial Minerals Producer
151,000	Bacou Dalloz	17,981
	Safety Equipment
400,000	Foncia Groupe	17,646
	Real Estate Services
550,000	Metropole Television	17,190
	Television Broadcaster
		414,427
	>United Kingdom: 8.6%
6,370,000	Tullow Oil	44,915
	Oil & Gas Producer
1,850,000	Northern Rock	34,168
	Lowest Cost Mortgage Bank in UK
2,800,000	Paragon Group	33,792
	Buy-To-Let Finance Company
7,200,000	RPS Group	28,825
	Environmental Consulting & Planning
1,850,000	Expro International Group	23,212
	Offshore Oilfield Services
1,200,000	Northgate	23,211
	Light Commercial Vehicle Rental Specialist
4,200,000	Taylor Nelson Sofres	18,065
	Market Research
3,550,000	BBA Group	17,346
	Aviation Support Services & Non-Woven Materials
2,450,000	Workspace Group	16,380
	Real Estate
813,050	Kensington Group	15,460
	Non-Conforming Mortgage Company

Number of Shares		Value (000)
1,300,000	Keller Group	$13,967
	International Ground Engineering Specialist
640,000	Randgold Resources (b)	13,440
	Gold Mining in Western Africa
2,000,000	UTV	12,575
	Irish Television & Radio Station Operator
450,000	Viridian Group	7,952
	Northern Ireland Electric Utility
916,000	Bloomsbury Publishing	5,485
	Book Publisher
		308,793
	>Netherlands: 8.3%
1,268,491	Fugro	54,689
	Survey & GPS Services
679,000	USG People	51,973
	Temporary Staffing Services
557,534	Aalberts Industries	40,985
	Flow Control & Heat Treatment
972,304	Koninklijke Ten Cate	28,545
	Advanced Textiles & Industrial Fabrics
327,000	OPG Groep	28,405
	Healthcare Supplies & Pharmacies
574,000	IM Tech	27,709
	Engineering & Technical Services
439,400	Sligro Food Group	23,327
	Food Service & Wholesaling
330,000	Smit Internationale	23,216
	Harbor & Offshore Towage & Marine Services
890,000	Unit 4 Agresso (b)	17,901
	Business & Security Software
		296,750
	>Germany: 7.9%
900,000	Rhoen-Klinikum	40,082
	Health Care Services
275,000	Wincor Nixdorf	35,112
	Retail POS Systems & ATM Machines
2,000,000	Depfa Bank	33,154
	Investment Banker to Public Authorities
27,500	Porsche	26,536
	Specialty Automobile Manufacturer
775,000	CTS Eventim (b)	23,763
	Event Ticket Sales
450,000	Hugo Boss Designs	18,943
	Fashion Apparel
260,000	Grenkeleasing	17,292
	Financing for IT Equipment
320,000	Vossloh	16,225
	Rail Infrastructure & Diesel Locomotives
415,000	GFK	15,128
	Market Research Services
870,000	Takkt	13,828
	Mail Order Retailer of Office & Warehouse Durables
100,000	Deutsche Boerse	13,597
	Trading, Clearing, Settlement Services for Financial Markets
75,000	Rational	12,248
	Commercial Oven Manufacturer
200,000	Bilfinger Berger	10,856
	Construction & Related Services

1-800-922-6769

Number of Shares		Value (000)
	>Germany—continued
296,000	Deutsche Beteiligungs	$6,172
	Private Equity Investment Management
		282,936
	>Ireland: 6.1%
2,000,000	Bank of Ireland	35,801
	Irish Commercial Bank
2,000,000	IAWS Group	35,262
	Baked Goods
2,200,000	Anglo Irish Bank	34,280
	Small Business & Middle Market Banking
2,350,000	Grafton Group	29,581
	Builders Materials Wholesaling & Do-it-yourself Retailing
6,856,625	United Drug	29,361
	Irish Pharmaceutical Wholesaler & Outsourcer
2,500,000	C&C Group	21,712
	Beverage Company
1,150,000	Kingspan Group	20,078
	Building Insulation & Environmental Containers
720,000	Paddy Power	12,470
	Irish Betting Services
		218,545
	>Switzerland: 4.9%
30,000	Geberit	34,662
	Plumbing Supplies
475,000	Kuehne & Nagel	34,579
	Freight Forwarding/Logistics
275,000	Synthes	33,132
	Products for Orthopedic Surgery
24,000	Sika	26,661
	Chemicals for Construction & Industrial Applications
25,000	Givaudan	19,660
	Fragrances & Flavors
300,000	Schindler	15,535
	Elevator Manufacturer & Service Provider
275,000	Logitech (b)	10,602
	Branded Peripheral Computer Devices
27,000	BKW Energie	2,364
	Electric Utility
		177,195
	>Italy: 3.3%
9,100,000	Cir Compagnie	25,899
	Italian Holding Company
2,120,000	Davide Campari	21,961
	Spirits & Wines
404,000	Banca Italease	20,188
	Italian Leasing & Factoring Leader
2,000,000	Amplifon	16,999
	Hearing Aid Retailer
1,223,000	GranitiFiandre	13,163
	Innovative Stoneware
12,800,000	Ducati Motor (b)	10,867
	Motorcycles & Related Merchandise
350,000	Sabaf	9,961
	Supplier to White Goods OEMS
		119,038

Number of Shares		Value (000)
	>Sweden: 3.3%
1,544,998	Hexagon	$56,245
	Measurement Equipment & Polymers
2,580,000	Tele2	26,034
	European Mobile Operator & Services Reseller
755,000	Nobia	24,490
	Kitchen Cabinet Manufacturing & Distribution
422,000	Sweco	11,541
	Engineering Consultants
		118,310
	>Russia: 1.1%
775,000	Novolipetsk Steel	16,999
	Vertically Integrated Steel Producer
575,800	RBC Information Systems (b)	15,202
	Financial Information, Media & IT Services in Russia
370,000	Mechel Steel Group	8,284
	Coking Coal
		40,485
	>Spain: 0.8%
620,000	Red Electrica	21,379
	Spanish Power Grid
120,700	Bankinter	7,768
	Mortgage Lender
		29,147
	>Czech Republic: 0.7%
183,000	Komercni Banka	26,775
	Leading Czech Universal Bank
	>Greece: 0.7%
936,000	Intralot	25,045
	Lottery & Gaming Systems/Services
	>Poland: 0.6%
820,500	Central European Distribution (b)	20,644
	Vodka Production & Alcohol Distribution
	>Finland: 0.5%
1,756,000	Jaakko Poyry	18,880
	Engineering Consultants
	>Denmark: 0.5%
280,000	Novozymes	18,872
	Industrial Enzymes
	>Austria: 0.4%
300,000	Wienerberger	14,255
	Bricks & Clay Roofing Tiles
	Europe: Total	2,130,097
Asia: 21.5%
	>Japan: 15.2%
546,000	Daito Trust Construction	30,358
	Apartment Builder
43,500	Jupiter Telecommunications (b)	30,155
	Largest Cable Service Provider in Japan

Columbia Acorn International

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Japan—continued
3,700,000	Kansai Paint	$29,606
	Paint Producer in Japan, India, China & Southeast Asia
1,272,000	Ushio	26,935
	Industrial Light Sources
718,000	Ito En	26,340
	Bottled Tea & Other Beverages
868,000	Park 24	25,496
	Parking Lot Operator
600,000	Aeon Mall	25,180
	Suburban Shopping Mall Developer, Owner & Operator
453,000	Hogy Medical	23,806
	Disposable Surgical Products
22,500	Sparx Asset Management	23,516
	Fund Management
350,000	USS	23,172
	Used Car Auctioneer
600,000	Hoya	21,450
	Opto-Electrical Components & Eyeglass Lenses
785,000	JSR	19,922
	Films & Chemicals for LCD Screens & Electronics
650,000	Shimano	19,922
	Bicycle Components & Fishing Tackle
2,000,000	Chiba Bank	18,773
	Regional Bank
4,310	Kenedix	18,665
	Real Estate Investment Management
220,000	Fast Retailing	17,914
	Apparel Retailer
710,000	Sato	16,445
	Bar Code Printers & Supplies
714,000	FCC	14,176
	Auto/Motorcycle Clutches
965,000	T. Hasegawa	13,774
	Industrial Flavors & Fragrances
2,248,000	Hiroshima Bank	13,740
	Regional Bank
918,000	Toyo Technica	12,665
	Value Added Reseller of Imported Instrumentation
2,960	Risa Partners	11,762
	NPL & Real Estate Related Investment
1,500,000	Bank of Fukuoka	11,465
	Regional Bank
960	Osaka Securities Exchange	11,407
	Osaka Securities Exchange
1,650	Japan Pure Chemical	10,713
	Precious Metal Plating Chemicals for Electronics
430,000	Yusen Air & Sea Service	10,105
	Airfreight Logistics
1,230,000	Kamigumi	9,349
	Port Cargo Handling & Logistics
375,000	Nagaileben	8,438
	Medical/Healthcare Related Clothes
321,100	Kintetsu World Express	7,623
	Airfreight Logistics
450,200	Ain Pharmaciez	7,483
	Dispensing Pharmacy/Drugstore Operator
1,713	Advance Create	4,973
	Independent Insurance Distributor
		545,328

Number of Shares		Value (000)
	>Taiwan: 2.1%
6,822,000	Advantech	$19,583
	Embedded Computers
18,300,000	Phoenixtec Power	18,601
	Uninterruptible Power Supplies
3,000,000	Novatek Microelectronics	14,451
	LCD Related IC Designer
7,280,000	Wah Lee Industrial	13,352
	Distributor of Chemicals, Materials, & Equipment
7,186,000	Springsoft	11,084
	Electronic Design Automation Software
		77,071
	>Hong Kong: 1.5%
5,000,000	Hong Kong Exchanges and Clearing	32,136
	Hong Kong Equity & Derivatives Market Operator
14,000,000	Techtronic Industries	18,922
	Power Tools & Motorized Appliances
10,996,000	Linmark Group	1,731
	Global Sourcing Agent of Consumer Goods
		52,789
	>India: 0.9%
1,300,000	Housing Development Finance	32,001
	Indian Mortgage Lender
	>South Korea: 0.6%
250,000	Hyundai Mobis	21,124
	Auto Parts
	>China: 0.5%
45,000,000	Global Bio-Chem Technology Group	19,028
	Refiner of Corn-based Commodities
	>Indonesia: 0.5%
15,000,000	Perusahaan Gas Negara	18,192
	Gas Pipeline Operator
	>Singapore: 0.2%
7,053,000	Comfort Del Gro	6,798
	Taxi & Mass Transit Service
	Asia: Total	772,331
Other Countries: 10.7%
	>Canada: 5.3%
1,060,000	Alliance Atlantis Communication (b)	31,051
	CATV Channels, TV/Movie Production/Distribution
1,370,000	Rona (b)	24,607
	Leading Canadian Do-it-yourself Retailer
400,000	Falconbridge	21,070
	Diversified Mining Holding Company
1,155,000	Talisman Energy	20,155
	Oil & Gas Producer
1,190,000	Shawcor	17,685
	Oilfield Services
6,775,000	UrAsia Energy (b)	16,994
	Uranium Mining in Kazakhstan

1-800-922-6769

Number of Shares		Value (000)
	>Canada—continued
950,000	Van Houtte (c)	$15,795
	Coffee Services & Equipment
530,000	Major Drilling Group (b)	10,597
	Mining Exploration Driller
2,000,000	Northern Orion Resources (b)	9,818
	Copper & Gold Mining in Argentina
835,000	Kinross Gold (b)	9,103
	Gold Mining
850,000	Ivanhoe Mines (b)	5,757
	Copper Mine Project in Mongolia
2,036,000	RailPower Technologies 144A (b)(c)(d)	4,377
789,000	RailPower Technologies (c)	1,696
	Hybrid Locomotives
		188,705
	>Australia: 2.9%
3,000,000	Billabong International	34,250
	Action Sports Apparel Brand Manager
5,450,000	Sino Gold (b)	20,343
	Gold Mining in The People's Republic of China
4,000,000	ABC Learning Center	19,036
	Childcare Centers
350,000	Perpetual Trustees	19,034
	Mutual Fund Management
2,000,000	Jubilee Mines	11,989
	Nickel Mining in Australia
		104,652
	>South Africa: 1.4%
180,000	Impala Platinum	33,085
	Platinum Group Metals Mining & Refining
4,500,000	Edgars Consolidated Stores	18,140
	Leading Retail Conglomerate
		51,225
	>United States: 0.6%
415,000	Atwood Oceanics (b)	20,584
	Contract Drilling
	>New Zealand: 0.5%
5,500,000	Sky City Entertainment	18,078
	Casino/Entertainment Complex
	Other Countries: Total	383,244
Latin America: 4.5%
	>Brazil: 2.4%
2,500,000	Natura Cosmeticos	26,202
	Direct Retailer of Cosmetics
4,300,000	Suzano	25,273
	Pulp & Paper Producer
720,000	Porto Seguro (b)	12,300
	Auto & Life Insurance
392,000	Diagnosticos (b)	7,782
	Medical Diagnostic Services

Number of Shares or Principal Amount		Value (000)
1,085,000	American Banknote (b)	$7,013
	Manufacturer of Smart Cards
293,000	Ultrapar	4,613
	Specialty Chemicals & Liquid Propane Gas Distribution
170,000	Localiza Rent A Car	3,257
	Car Rental
		86,440
	>Mexico: 1.3%
4,500,000	Consorcio ARA	18,530
	Affordable Housing Builder
414,000	Grupo Aeroportuario Del Sureste	13,906
	Cancun/Cozumel Airport Operator
4,200,000	Urbi Desarrollo (b)	9,740
	Affordable Housing Builder
100,000	Grupo Aeroportuario Del Pacifia	3,185
	Mexican Airport Operator
		45,361
	>Chile: 0.4%
160,000	Sociedad Quimica y Minera de Chile (Chile)	16,662
	Producer of Specialty Fertilizers, Lithium, & Iodine
	>Argentina: 0.4%
350,000	Tenaris	14,172
	Oil, Gas & Industrial Seamless Tubes
	Latin America: Total	162,635
Total Common Stocks: 95.9% (Cost: $2,361,806)		3,448,307
Short-Term Obligations: 3.4%
$75,000	Conocophillips 5.30% Due 7/03/06 - 7/05/06	74,966
45,000	Countrywide Financial Funding 5.30% Due 7/06/06	44,967
4,181	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/9/09 market value $4,268 (repurchase proceeds: $4,183)	4,181
	(Amortized Cost: $124,114)	124,114
Total Investments: 99.3% (Cost: $2,485,920)(a)(e)		3,572,421
Cash and Other Assets Less Liabilities: 0.7%		23,881
Total Net Assets: 100%		$3,596,302

Columbia Acorn International

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $2,485,920 and net unrealized appreciation was $1,086,501 consisting of gross unrealized appreciation of $1,184,404 and gross unrealized depreciation of $97,903.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Van Houtte	5.91%
RailPower Technologies	5.16%

  The aggregate cost and value of these companies at June 30, 2006, was $29,676 and $21,869 respectively. Investments in affiliate companies represent 0.61% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend Income	$58
Net realized gain or loss	—
Change in unrealized gain or loss	(10,121)
Purchases	18,278
Proceeds from sales	2

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2006, this security (in thousands) amounted to $4,377 which represents 0.12% of total net assets.

  Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
RailPower Technologies 144A	11/10/05 - 11/18/05	2,036,000	$9,220	$4,377

(e)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,419,023	39.5%
Japanese Yen	545,329	15.2
British Pounds	295,353	8.2
Canadian Dollar	188,705	5.2
Other currencies less than 5% of total net assets	1,124,011	31.2
	$3,572,421	99.3%

1-800-922-6769

Columbia Acorn International

>Portfolio Diversification

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
>Industrial Goods/Services
Other Industrial Services	$167,388	4.6%
Specialty Chemicals	160,483	4.5
Construction	144,124	4.0
Industrial Materials	117,554	3.3
Conglomerates	97,230	2.7
Machinery	82,867	2.3
Outsourcing & Training Services	69,320	1.9
Electrical Components	46,626	1.3
Steel	31,171	0.9
Industrial Distribution	29,581	0.8
	946,344	26.3
>Consumer Goods/Services
Retail	110,323	3.1
Durables Goods	100,385	2.8
Beverage	85,808	2.4
Other Consumer Services	84,757	2.4
Food	58,589	1.6
Apparels	54,924	1.5
Consumer Goods Distribution	43,816	1.2
Gaming	37,516	1.0
Leisure Products	26,540	0.7
Nondurables	26,202	0.7
Furniture & Textiles	24,490	0.7
Entertainment	23,763	0.7
Casinos	18,078	0.5
Travel	3,257	0.1
	698,448	19.4
>Information
Computer Hardware & Related Equipment	83,898	2.3
Business Information & Marketing Services	62,018	1.7
Financial Processors	45,732	1.3
Semiconductors & Related Equipment	35,900	1.0
Internet Related	32,484	0.9
Satellite Broadcasting	31,338	0.9
Television Programming	31,051	0.9
Cable Television	30,155	0.8
Television Broadcasting	29,764	0.8
Business Software	28,986	0.8
Telephone Services	26,034	0.7
Computer Services	15,201	0.4
Electronics Distribution	13,352	0.4
Instrumentation	12,665	0.4
Publishing	5,485	0.2
	484,063	13.5

	Value (000)	Percent
>Finance
Banks	$208,157	5.8%
Other Finance Companies	121,350	3.4
Insurance	54,849	1.5
Money Management	48,722	1.4
Savings & Loans	39,769	1.1
Credit Cards	7,013	0.2
	479,860	13.4
>Energy/Minerals
Mining	149,883	4.2
Oil Services	116,170	3.2
Oil/Gas Producers	65,071	1.8
Refining/Marketing/ Distribution	46,948	1.3
Agricultural Commodities	44,301	1.2
Non-Ferrous Metals	10,597	0.3
	432,970	12.0
>Other Industries
Transportation	82,834	2.3
Real Estate	75,076	2.1
Regulated Utilities	57,594	1.6
	215,504	6.0
>Health Care
Services	68,486	1.9
Medical Equipment	53,244	1.5
Hospital/Laboratory Supplies	40,027	1.1
Pharmaceuticals	29,361	0.8
	191,118	5.3
Total Common Stocks	3,448,307	95.9
Short-Term Obligations	124,114	3.4
Total Investments	3,572,421	99.3
Cash and Other Assets Less Liabilities	23,881	0.7
Total Net Assets	$3,596,302	100.0%

Columbia Acorn USA

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Information
Avid Technology	454,900	779,900
Concur Technologies	30,400	230,400
Gemstar-TV Guide International	2,375,653	2,580,000
II VI	435,000	505,000
Kronos	500,650	660,650
Nice Systems (Israel)	456,600	566,600
(includes the effect of a 2 for 1 stock split)
Openwave Systems	0	100,000
Progress Software	118,600	347,000
Saga Communications	98,100	300,000
Time Warner Telecom	786,000	1,086,000
Trimble Navigation	90,000	125,000
ValueClick	285,000	460,000
webMethods	83,500	279,100
Consumer Goods/Services
Carter's	80,200	545,200
(includes the effect of a 2 for 1 stock split)
J Crew Group	0	125,000
Oxford Industries	529,200	634,200
Petco Animal Supplies	428,000	608,000
Red Robin Gourmet Burgers	68,800	163,800
True Religion Apparel	205,000	675,200
Health Care
LCA-Vision	143,995	210,000
PSS World Medical	150,000	380,000
United Surgical Partners	150,000	550,000
Industrial Goods/Services
Goodman Global	0	132,000
Simpson Manufacturing	0	100,000
Other Industries
Highland Hospitality	235,000	350,000
Energy/Minerals
Atwood Oceanics	0	152,000
Finance
Delphi Financial Group	29,000	87,000
(includes the effect of a 3 for 2 stock split)

	Number of Shares
	03/31/06	06/30/06
Sales
Information
CDW	28,000	0
Getty Images	104,800	44,000
Global Payments	423,280	393,280
JDA Software	723,800	524,000
MRO Software	242,000	57,950
Plexus	131,100	105,000
Tellabs	1,610,000	1,525,000
Consumer Goods/Services
Aeropostale	200,000	130,000
Sports Authority	105,000	0
Health Care
Charles River Laboratories	303,000	258,000
Incyte	450,000	0
Neurocrine Biosciences	192,000	0
Energy/Minerals
Chicago Bridge & Iron	585,000	535,000
Newpark Resources	1,001,000	350,900
Pioneer Drilling	266,800	0

1-800-922-6769

Columbia Acorn USA

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
		Common Stocks: 91.5%
Information: 31.2%
	>Business Software: 8.2%
779,900	Avid Technology (b)	$25,994
	Digital Nonlinear Editing Software & Systems
660,650	Kronos (b)	23,922
	Labor Management Solutions
455,200	Micros Systems (b)	19,883
	Information Systems for Restaurants & Hotels
2,100,000	Novell (b)	13,923
	Directory, Operating System & Identity Management Software
347,000	Progress Software (b)	8,123
	Application Development Software
405,800	SSA Global Technologies (b)	7,864
	Enterprise Resource Planning Software
524,000	JDA Software (b)	7,352
	Application/Software & Services for Retailers
327,200	Parametric Technology (b)	4,159
	Engineering Software & Services
230,400	Concur Technologies (b)	3,564
	Web Enabled Cost & Expense Management Software
279,100	webMethods (b)	2,755
	Enterprise Applications Integration Tools
59,300	Witness Systems (b)	1,196
	Customer Experience Management Software
57,950	MRO Software (b)	1,163
	Enterprise Maintenance Software
		119,898
	>Mobile Communications: 5.9%
1,005,000	Crown Castle International (b)	34,713
	Communications Towers
356,605	Alltel	22,762
	Cellular & Wireline Telephone Services
506,000	American Tower (b)	15,747
	Communications Towers in USA & Mexico
1,633,000	Dobson Communications (b)	12,623
	Rural & Small City Cellular Telephone Services
100,000	Openwave Systems (b)	1,154
	Internet Software for Mobile Devices
		86,999
	>Computer Hardware and Related Equipment: 4.1%
566,600	Nice Systems (Israel) (b)	15,944
	Audio & Video Recording Solutions
505,000	II VI (b)	9,242
	Laser Components
147,800	Amphenol	8,271
	Electronic Connectors
584,000	Symbol Technologies	6,301
	Mobile Computers & Barcode Scanners
260,000	Intermec (b)	5,964
	Bar Code & Wireless LAN Systems
99,000	Zebra Technologies (b)	3,382
	Bar Code Printers
100,000	Belden CDT	3,305
	Specialty Cable
424,100	Seachange International (b)	2,952
	Systems for Video On Demand & Ad Insertion

Number of Shares		Value (000)
40,000	Rogers (b)	$2,254
	PCB Laminates & High-performance Foams
90,000	Netgear (b)	1,949
	Networking Products for Small Business & Home
		59,564
	>Telecommunications Equipment: 1.7%
1,525,000	Tellabs (b)	20,298
	Telecommunications Equipment
310,000	Andrew (b)	2,746
	Wireless Infrastructure Equipment
323,500	Symmetricom (b)	2,287
	Network Timing & Synchronization Devices
		25,331
	>Semiconductors and Related Equipment: 1.5%
1,050,000	Entegris (b)	10,006
	Semiconductor Wafer Shipping & Handling Products
683,490	Integrated Device Technology (b)	9,692
	Communications Semiconductors
70,000	Littelfuse (b)	2,407
	Little Fuses
		22,105
	>Financial Processors: 1.3%
393,280	Global Payments	19,094
	Credit Card Processor
	>Business Information and Marketing Services: 1.2%
530,000	Ceridian (b)	12,953
	HR Services & Payment Processing
44,000	Getty Images (b)	2,794
	Photographs for Publications & Electronic Media
98,300	Navigant Consulting (b)	2,226
	Financial Consulting Firm
		17,973
	>Telephone Services: 1.2%
1,086,000	Time Warner Telecom (b)	16,127
	Fiber Optic Telephone/Data Service Provider
50,000	Commonwealth Telephone	1,658
	Rural Phone Franchises & Competing Telco
		17,785
	>Internet Related: 1.0%
980,000	CNET Networks (b)	7,820
	Internet Advertising on Niche Websites
460,000	ValueClick (b)	7,061
	Internet Advertising
		14,881
	>Instrumentation: 1.0%
140,000	Mettler Toledo (b)	8,480
	Laboratory Equipment
125,000	Trimble Navigation (b)	5,580
	GPS-Based Instruments
		14,060

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Radio: 0.9%
511,100	Salem Communications (b)	$6,650
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (b)	3,605
	Spanish Language Radio Stations
300,000	Saga Communications (b)	2,718
	Radio Stations in Small & Mid Sized Cities
		12,973
	>Computer Services: 0.8%
1,005,500	AnswerThink Consulting (b)	4,052
	IT Integration & Best Practice Research
786,000	RCM Technologies (b)(c)	3,946
	Technology & Engineering Services
95,000	SRA International (b)	2,530
	Government IT Services
235,000	Igate Capital (b)	1,502
	IT & BPO Outsourcing Services
		12,030
	>CATV: 0.8%
2,580,000	Gemstar-TV Guide International (b)	9,082
	TV Program Guides & CATV Programming
140,000	Discovery Holding (b)	2,048
	CATV Programming
		11,130
	>TV Broadcasting: 0.7%
1,125,000	Entravision Communications (b)	9,641
	Spanish Language TV, Radio & Outdoor
138,500	Gray Television	802
	Mid Market Affiliated TV Stations
		10,443
	>Gaming Equipment: 0.4%
200,000	Bally Technologies (b)	3,294
	Slot Machines & Software
98,500	Shuffle Master (b)	3,229
	Card Shufflers & Casino Games
		6,523
	>Television Programming: 0.3%
460,000	Lions Gate Entertainment (b)	3,933
	Film & TV Studio
	>Contract Manufacturing: 0.2%
105,000	Plexus (b)	3,592
	Electronic Manufacturing Services
	>Publishing: 0.0%
13,850	Triple Crown Media (b)	120
	Newspapers, Paging & Collegiate Sports Marketing
	Information: Total	458,434
Consumer Goods/Services: 17.5%
	>Retail: 5.9%
398,000	Abercrombie & Fitch	22,061
	Teen Apparel Retailer
486,250	Christopher & Banks	14,101
	Women's Apparel Retailer

Number of Shares		Value (000)
608,000	Petco Animal Supplies (b)	$12,421
	Pet Supplies & Services
224,500	Ann Taylor Stores (b)	9,739
	Women's Apparel Retailer
353,000	Chico's FAS (b)	9,524
	Women's Specialty Retail
203,000	Michaels Stores	8,372
	Craft & Hobby Specialty Retailer
130,000	Aeropostale (b)	3,756
	Mall-Based Teen Retailer
125,000	J Crew Group (b)	3,431
	Multi-Channel Branded Retailer
95,000	Genesco (b)	3,218
	Multi-Concept Branded Footwear Retailer
		86,623
	>Apparel: 3.9%
634,200	Oxford Industries	24,994
	Branded & Private Label Apparel
545,200	Carter's (b)	14,410
	Children's Branded Apparel
675,200	True Religion Apparel (b)	11,951
	Premium Denim
222,200	Coach (b)	6,644
	Designer & Retailer of Branded Leather Accessories
		57,999
	>Other Consumer Services: 2.4%
416,000	ITT Educational Services (b)	27,377
	Post-secondary Degree Programs
387,700	Central Parking	6,203
	Owner, Operator, Manager of Parking Lots & Garages
60,000	Weight Watchers	2,453
	Weight Loss Programs
		36,033
	>Leisure Products: 1.9%
301,300	International Speedway Motors	13,971
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,378
	Motorsport Racetrack Owner & Operator
106,000	Polaris Industries	4,590
	Leisure Vehicles & Related Products
195,000	Callaway Golf	2,533
	Premium Golf Clubs & Balls
		28,472
	>Nondurables: 1.5%
496,400	Scotts Miracle-Gro	21,008
	Consumer Lawn & Garden Products
100,000	Prestige Brands (b)	997
	OTC, Household & Personal Care Products
		22,005
	>Restaurants: 1.0%
337,500	Sonic (b)	7,017
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (b)	6,971
	Casual Dining Restaurant
		13,988

1-800-922-6769

Number of Shares		Value (000)
	>Furniture and Textiles: 0.6%
106,000	HNI	$4,807
	Office Furniture & Fireplaces
90,000	Herman Miller	2,319
	Office Furniture
20,000	Mohawk Industries (b)	1,407
	Carpet & Flooring
		8,533
	>Travel: 0.2%
45,000	Vail Resorts (b)	1,670
	Ski Resort Operator & Developer
13,200	Kerzner International (Bahamas) (b)	1,046
	Destination Resorts & Casinos
		2,716
	>Other Durable Goods (includes auto related): 0.1%
40,000	Cavco Industries (b)	1,778
	Higher End Manufactured Homes
	Consumer Goods/Services: Total	258,147
Health Care: 12.6%
	>Health Care Services: 4.3%
550,000	United Surgical Partners (b)	16,539
	Outpatient Surgery Center
210,000	LCA-Vision	11,111
	Lasik Surgery Centers
291,800	Lincare Holdings (b)	11,042
	Home Healthcare Services
199,875	Coventry Health Care (b)	10,981
	HMO
258,000	Charles River Laboratories (b)	9,494
	Pharmaceutical Research
175,000	PRA International (b)	3,897
	Contract Research Organization
		63,064
	>Medical Equipment: 3.8%
577,400	Edwards Lifesciences (b)	26,231
	Heart Valves
380,000	PSS World Medical (b)	6,707
	Medical Supplies Distributor
220,000	Viasys Healthcare (b)	5,632
	Respiratory & Neurology Medical Equipment
105,000	Vital Signs	5,201
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (b)	4,774
	Medical Devices for Eye Care
165,000	Intermagnetics General (b)	4,452
	MRI Equipment
104,000	Arrow International	3,418
	Disposable Catheters
		56,415
	>Hospital/Laboratory Supplies: 3.1%
547,400	Serologicals (b)	17,210
	Blood Collection & Antibody Production
270,700	ICU Medical (b)	11,434
	Intravenous Therapy Products

Number of Shares		Value (000)
146,200	Diagnostic Products	$8,504
	Immunodiagnostic Kits
158,300	Techne (b)	8,061
	Cytokines, Antibodies, other Reagents for Life Sciences
		45,209
	>Biotechnology/Drug Delivery: 1.4%
360,000	Nektar Therapeutics (b)	6,602
	Drug Delivery Technologies
293,000	Intermune (b)	4,820
	Drugs for Hepatitis C, Pulmonary Fibrosis & Cancer
455,000	Ligand Pharmaceuticals (b)	3,845
	Drugs for Pain, Cancer, Osteoporosis, Diabetes
235,000	Exelixis (b)	2,362
	Treatments for Cancer & Metabolic Disorders
235,000	Decode Genetics (b)	1,455
	Drugs for Heart Attack, Asthma & Vascular Disease
100,000	Momenta Pharmaceuticals (b)	1,271
	Sugar Analysis Technology for Drug Design
375,000	Locus Discovery, Series D. Pfd. (d)	102
	High Throughput Rational Drug Design
363,636	Metabolex, Series F (d)	84
	Drugs for Diabetes
		20,541
	Health Care: Total	185,229
Industrial Goods/Services: 11.1%
	>Machinery: 6.5%
580,300	Esco Technologies (b)	31,017
	Automatic Electric Meter Readers
673,600	Pentair	23,030
	Pumps, Water Treatment & Tools
373,600	Nordson	18,373
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	10,832
	Industrial Air Filtration
110,000	Ametek	5,212
	Aerospace/Industrial Instruments
189,900	K&F Industries Holdings (b)	3,367
	Aircraft Wheels, Brakes & Fuel Tank Bladders
132,000	Goodman Global (b)	2,004
	HVAC Equipment Manufacturer
50,000	Kaydon	1,866
	Specialized Friction & Motion Control Products
		95,701
	>Electrical Components: 1.9%
376,000	Genlyte Group (b)	27,233
	Commercial Lighting Fixtures
	>Construction: 0.9%
204,050	Florida Rock Industries	10,135
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,605
	Wall Joint Maker
		13,740

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	>Specialty Chemicals: 0.5%
357,500	Spartech	$8,080
	Plastics Distribution & Compounding
	>Outsourcing Services: 0.5%
400,000	Quanta Services (b)	6,932
	Electrical & Telecom Construction Services
	>Waste Management: 0.5%
187,250	Waste Connections (b)	6,816
	Solid Waste Management
	>Industrial Distribution: 0.2%
113,000	NuCo2 (b)	2,717
	Bulk Co2 Gas Distribution to Restaurants
	>Other Industrial Services: 0.1%
63,000	UTI Worldwide	1,589
	Global Logistics & Freight Forwarding
	Industrial Goods/Services: Total	162,808
Energy/Minerals: 9.4%
	>Oil Services: 4.9%
401,700	FMC Technologies (b)	27,099
	Oil & Gas Well Head Manufacturer
535,000	Chicago Bridge & Iron	12,920
	Engineering & Construction for Petrochemicals & LNG
311,000	Pride International (b)	9,713
	Offshore Drilling Contractor
152,000	Atwood Oceanics (b)	7,539
	Contract Drilling
355,000	Hanover Compressor (b)	6,667
	Natural Gas Compressor Rental & Fabrications
76,500	Carbo Ceramics	3,758
	Natural Gas Well Stimulants
155,000	Key Energy Services (b)	2,364
	Well Workover Services
350,900	Newpark Resources (b)	2,158
	Drilling Fluid Services
11,000	Helmerich & Payne	663
	Contract Driller
		72,881
	>Oil and Gas Producers: 3.6%
525,000	Quicksilver Resources (b)	19,325
	Natural Gas & Coal Seam Gas Producer
282,600	Western Gas Resources	16,914
	Oil & Coal Seam Gas Producer
208,400	Southwestern Energy (b)	6,494
	Natural Gas Producer
450,000	Vaalco Energy (b)	4,392
	Oil & Gas Producer
111,200	Equitable Resources	3,725
	Natural Gas Producer & Utility
92,000	McMoran Exploration (b)	1,619
	Natural Gas Producer & Developer
		52,469

Number of Shares		Value (000)
	>Other Resources: 0.5%
242,000	Layne Christensen (b)	$6,861
	Oil & Gas Producer/Engineering & Construction/Contract Drilling
	>Oil Refining/Marketing/Distribution: 0.4%
155,000	Atmos Energy	4,326
	Dallas Natural Gas Utility
50,250	Oneok	1,710
	Natural Gas Distribution, Pipeline, Processing & Trading
		6,036
	Energy/Minerals: Total	138,247
Finance: 7.5%
	>Finance Companies: 3.4%
1,121,500	AmeriCredit (b)	31,312
	Auto Lending
520,200	World Acceptance (b)	18,478
	Personal Loans
		49,790
	>Insurance: 2.4%
664,500	HCC Insurance Holdings	19,563
	Specialty Insurance
14,000	Markel (b)	4,858
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (b)	3,188
	Specialty Insurance
87,000	Delphi Financial Group	3,163
	Group Employee Benefit Products & Services
75,000	Endurance Specialty Holdings	2,400
	Commercial Lines Insurance/Reinsurance
91,000	United America Indemnity (b)	1,896
	Specialty Insurance
1,600	Eastern Insurance Holdings (b)	20
	Workers Comp & Specialty Insurance
		35,088
	>Banks: 1.4%
239,500	TCF Financial	6,335
	Great Lakes Bank
212,756	Chittenden	5,500
	Vermont & Western Massachusetts Banks
145,000	Greene County Bancshares	4,489
	Tennessee Bank
94,000	Associated Banc-Corp	2,964
	Midwest Bank
20,000	First Financial Bankshares	731
	West Texas Bank
30,000	West Bancorporation	560
	Des Moines Commercial Bank
		20,579
	>Savings and Loans: 0.3%
141,400	Anchor Bancorp Wisconsin	4,266
	Wisconsin Thrift
	Finance: Total	109,723

1-800-922-6769

Number of Shares or Principal Amount		Value (000)
Other Industries: 2.2%
	>Real Estate: 1.6%
560,000	DiamondRock Hospitality	$8,293
	Hotel Owner
350,000	Highland Hospitality	4,928
	Hotel Owner
77,500	Gaylord Entertainment (b)	3,382
	Convention Hotels
150,000	Kite Realty Group	2,339
	Community Shopping Centers
90,000	American Campus Communities	2,237
	Student Housing
110,500	Crescent Real Estate Equities	2,051
	Class 'A' Office Buildings
		23,230
	>Transportation/Regulated Utilities: 0.6%
424,720	Heartland Express	7,598
	Regional Trucker
97,500	Northeast Utilities	2,015
	Utility
		9,613
	Other Industries: Total	32,843
	Total Common Stocks: 91.5% (Cost: $963,933)	1,345,431
Short-Term Obligations: 8.6%
$65,000	Conocophillips 5.30% Due 7/03/06 - 7/06/06	64,965
32,000	Countrywide Financial Funding 5.30% Due 7/03/06	31,972
26,000	Verizon Global Funding 5.30% Due 7/05/06	25,985
2,797	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $2,855 (repurchase proceeds: $2,798)	2,797
	(Amortized Cost: $125,719)	125,719
Total Investments: 100.1% (Cost: $1,089,652)(a)		1,471,150
Cash and Other Assets Less Liabilities: (0.1%)		(817)
Total Net Assets: 100%		$1,470,333

Columbia Acorn USA

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $1,089,652 and net unrealized appreciation was $381,498 consisting of gross unrealized appreciation of $445,543 and gross unrealized depreciation of $64,045.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

RCM Technologies	6.67%

  The aggregate cost and value of this company at June 30, 2006, was $5,636 and $3,946 respectively. Investments in affiliate companies represent 0.27% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006 were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	(63)
Purchases	—
Proceeds from sales	—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2006, these securities (in thousands) amounted to $186 which represents 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
Locus Discovery, Series D, Pfd.	09/05/01	375,000	$1,500	$102
Metabolex, Series F	05/11/00	363,636	2,000	84
			$3,500	$186

1-800-922-6769

Columbia Acorn International Select

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Europe
>Ireland
Anglo Irish Bank	174,000	265,000
Bank of Ireland	245,000	280,000
C&C Group	170,000	500,000
>Switzerland
Synthes	25,000	30,000
>Germany
Depfa Bank	185,000	215,000
>Sweden
Hexagon	0	32,000
Tele2	160,000	255,000
>Czech Republic
Komercni Banka	10,300	15,300
>Netherlands
USG People	0	17,000
Asia
>Japan
Hoya	90,000	110,000
Kansai Paint	80,000	280,000
Other Countries
>Canada
Alliance Atlantis Communication	0	72,000
Potash	30,700	35,000
>United States
Atwood Oceanics	0	60,800

	Number of Shares
	03/31/06	06/30/06
Sales
Europe
>Switzerland
BKW Energie	12,100	2,500
>Sweden
Gambro	320,200	0
>Norway
Orkla	47,000	0
Asia
>Japan
Ito En	76,000	36,000
Shimano	130,000	5,600
Ushio	145,000	85,000
Other Countries
>Canada
Kinross Gold	311,000	111,000
Talisman Energy	78,000	0
(includes the effect of a 3 for 1 stock split)
Latin America
>Argentina
Tenaris	29,500	0
(includes the effect of a 5 for 1 stock split)

Columbia Acorn International Select

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
	Common Stocks: 93.6%
Europe: 55.0%
	>Ireland: 15.9%
280,000	Bank of Ireland	$5,012
	Irish Commercial Bank
500,000	C&C Group	4,342
	Beverage Company
265,000	Anglo Irish Bank	4,129
	Small Business & Middle Market Banking
220,000	IAWS Group	3,879
	Baked Goods
125,000	Grafton Group	1,574
	Builders Materials Wholesaling & Do-it-yourself Retailing
		18,936
	>Switzerland: 10.6%
30,000	Synthes	3,614
	Products for Orthopedic Surgery
42,500	Kuehne & Nagel	3,094
	Freight Forwarding/Logistics
2,400	Geberit	2,773
	Plumbing Supplies
10,250	Swatch Group	1,729
	Watch & Electronics Manufacturer
23,000	Schindler	1,191
	Elevator Manufacturer & Service Provider
2,500	BKW Energie	219
	Electric Utility
		12,620
	>France: 7.4%
24,200	Neopost	2,755
	Postage Meter Machines
182,300	SES Global	2,597
	Satellite Broadcasting Services
20,000	Essilor International	2,011
	Eyeglass Lenses
18,000	Imerys	1,438
	Industrial Minerals Producer
		8,801
	>Germany: 6.4%
215,000	Depfa Bank	3,564
	Investment Banker to Public Authorities
3,300	Porsche	3,184
	Specialty Automobile Manufacturer
6,000	Deutsche Boerse	816
	Trading, Clearing, Settlement Services for Financial Markets
		7,564
	>United Kingdom: 3.3%
215,000	Northern Rock	3,971
	Lowest Cost Mortgage Bank in UK
	>Sweden: 3.1%
255,000	Tele2	2,573
	European Mobile Operator & Services Reseller
32,000	Hexagon	1,165
	Measurement Equipment & Polymers
		3,738

Number of Shares		Value (000)
	>Denmark: 2.8%
50,000	Novozymes	$3,370
	Industrial Enzymes
	>Spain: 2.5%
88,000	Red Electrica	3,034
	Spanish Power Grid
	>Czech Republic: 1.9%
15,300	Komercni Banka	2,239
	Leading Czech Universal Bank
	>Netherlands: 1.1%
17,000	USG People	1,301
	Temporary Staffing Services
	Europe: Total	65,574
Asia: 28.2%
	>Japan: 24.1%
76,000	Daito Trust Construction	4,226
	Apartment Builder
110,000	Hoya	3,932
	Opto-Electrical Components & Eyeglass Lenses
5,299	Jupiter Telecommunications (b)	3,673
	Largest Cable Service Provider in Japan
55,000	Aeon Mall	2,308
	Suburban Shopping Mall Developer, Owner & Operator
280,000	Kansai Paint	2,240
	Paint Producer in Japan, India, China & Southeast Asia
85,000	JSR	2,157
	Films & Chemicals for LCD Screens & Electronics
30,000	USS	1,986
	Used Car Auctioneer
1,800	Sparx Asset Management	1,881
	Fund Management
420	Kenedix	1,819
	Real Estate Investment Management
85,000	Ushio	1,800
	Industrial Light Sources
36,000	Ito En	1,321
	Bottled Tea & Other Beverages
199,800	Hiroshima Bank	1,222
	Regional Bank
5,600	Shimano	172
	Bicycle Components & Fishing Tackle
		28,737
	>Hong Kong: 3.3%
610,000	Hong Kong Exchanges and Clearing	3,920
	Hong Kong Equity & Derivatives Market Operator

1-800-922-6769

Number of Shares or Principal Amount		Value (000)
	>Singapore: 0.8%
1,000,000	Comfort Del Gro	$964
	Taxi & Mass Transit Service
	Asia: Total	33,621
Other Countries: 10.4%
	>Canada: 6.8%
35,000	Potash	3,009
	World's Largest Producer of Potash
72,000	Alliance Atlantis Communication (b)	2,109
	CATV Channels, TV/Movie Production/Distribution
100,000	Rona (b)	1,796
	Leading Canadian DIY Retailer
111,000	Kinross Gold (b)	1,210
	Gold Mining
		8,124
	>United States: 2.6%
60,800	Atwood Oceanics (b)	3,016
	Contract Drilling
	>South Africa: 1.0%
6,500	Impala Platinum Holdings	1,195
	Platinum Group Metals Mining & Refining
	Other Countries: Total	12,335
	Total Common Stocks: 93.6% (Cost: $90,604)	111,530
Short-Term Obligation: 6.2%
$7,418	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/03/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $7,570 (repurchase proceeds: $7,421)	7,418
	(Amortized Cost: $7,418)
Total Investments: 99.8% (Cost: $98,022)(a)(c)		118,948
Cash and Other Assets Less Liabilities: 0.2%		230
Total Net Assets: 100%		$119,178

Columbia Acorn International Select

>Statement of Investments (Unaudited), continued

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $98,022 and net unrealized appreciation was $20,926 consisting of gross unrealized appreciation of $24,229 and gross unrealized depreciation of $3,303.

(b)  Non-income producing security.

(c)  On June 30, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$39,637	33.3%
Japanese Yen	28,737	24.1
US Dollar	13,443	11.3
Swiss Franc	12,620	10.6
Other currencies less than 5% of total net assets	24,511	20.5
	$118,948	99.8%

1-800-922-6769

Columbia Acorn International Select

>Portfolio Diversification

At June 30, 2006, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
>Industrial Goods/Services
Specialty Chemicals	$7,768	6.5%
Construction	6,999	5.9
Other Industrial Services	4,285	3.6
Machinery	2,755	2.3
Electrical Components	1,800	1.5
Industrial Distribution	1,573	1.3
Industrial Materials	1,438	1.2
Outsourcing Services	1,301	1.1
Conglomerates	1,165	1.0
	29,084	24.4
>Finance
Banks	20,136	16.9
Money Management	1,881	1.6
	22,017	18.5
>Consumer Goods/Services
Beverage	5,663	4.8
Durables Goods	5,085	4.3
Retail	4,104	3.4
Food	3,879	3.2
Consumer Goods Distribution	1,986	1.7
	20,717	17.4
>Information
Financial Processors	4,736	4.0
Semiconductors & Related Equipment	3,933	3.3
Cable Television	3,673	3.1
Satellite Broadcasting	2,597	2.2
Telephone Services	2,573	2.1
Television Programming	2,109	1.7
	19,621	16.4

	Value (000)	Percent
>Energy/Minerals
Mining	$5,414	4.6%
Oil/Gas Producers	3,015	2.5
	8,429	7.1
>Other Industries
Regulated Utilities	3,253	2.8
Real Estate	1,819	1.5
Transportation	964	0.8
	6,036	5.1
>Health Care
Medical Equipment	5,626	4.7
	5,626	4.7
Total Common Stocks	111,530	93.6
Short-Term Obligation	7,418	6.2
Total Investments	118,948	99.8
Cash and Other Assets Less Liabilities	230	0.2
Total Net Assets	$119,178	100.0%

Columbia Acorn Select

>Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/06	06/30/06
Additions
Consumer Goods/Services
Coach	1,400,000	1,506,000
Expedia	1,200,000	3,300,000
Petco Animal Supplies	1,300,000	1,350,000
Information
Avid Technology	1,600,000	1,650,000
Liberty Global, Series A	1,000,000	1,139,734
Novell	5,000,000	5,500,000
Sanmina-SCI	0	4,000,000
Tellabs	9,600,000	9,750,000
Industrial Goods/Services
Worthington Industries	2,150,000	2,250,000
Energy/Minerals
Potash (Canada)	400,000	480,000
UrAsia Energy (Canada)	1,900,000	2,800,000
Finance
Janus Capital Group	2,500,000	3,200,000

	Number of Shares
	03/31/06	06/30/06
Sales
Information
IAC/Interactive Corp	544,000	0
Liberty Global, Series C	3,400,000	3,232,702
Tektronix	1,400,000	0
Tribune Company	803,700	702,900
Finance
Associated Banc-Corp	750,000	0
Health Care
Coventry Health Care	900,000	0

1-800-922-6769

Columbia Acorn Select

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares		Value (000)
	Common Stocks: 94.6%
Consumer Goods/Services: 29.4%
	>Consumer Services: 11.8%
1,625,000	ITT Educational Services (b)	$106,941
	Post-secondary Degree Programs
3,500,000	Safeway	91,000
	Supermarkets
728,000	Weight Watchers	29,768
	Weight Loss Programs
		227,709
	>Retail: 7.9%
1,400,000	Abercrombie & Fitch	77,602
	Teen Apparel Retailer
845,000	Costco Wholesale	48,275
	Warehouse Superstores
1,350,000	Petco Animal Supplies (b)	27,580
	Pet Supplies & Services
		153,457
	>Leisure Products: 4.9%
1,100,000	Harley-Davidson	60,379
	Motorcycles & Related Merchandise
740,000	International Speedway Motors	34,314
	Largest Motorsports Racetrack Owner & Operator
		94,693
	>Travel: 2.5%
3,300,000	Expedia (b)	49,401
	Online Travel Services Company
	>Apparel: 2.3%
1,506,000	Coach (b)	45,029
	Designer & Retailer of Branded Leather Accessories
	Consumer Goods/Services: Total	570,289
Information: 29.0%
	>Telecommunications Equipment: 6.7%
9,750,000	Tellabs (b)	129,773
	Telecommunications Equipment
	>CATV: 6.6%
3,232,702	Liberty Global, Series C (b)	66,497
1,139,734	Liberty Global, Series A (b)	24,504
	CATV Holding Company
2,500,000	Discovery Holding (b)	36,575
	CATV Programming
		127,576
	>Business Software: 4.7%
1,650,000	Avid Technology (b)	54,995
	Digital Nonlinear Editing Software & Systems
5,500,000	Novell (b)	36,465
	Directory, Operating System & Identity Management Software
		91,460
	>Mobile Communications: 3.7%
2,300,000	American Tower (b)	71,575
	Communications Towers in USA & Mexico

Number of Shares		Value (000)
	>Internet Related: 3.0%
9,600,000	Skillsoft Publishing (b)(c)	$58,752
	Web-based Learning Solutions (E-Learning)
	>Financial Processors: 1.8%
729,500	SEI Investments	35,658
	Mutual Fund Administration & Investment Management
	>Publishing: 1.2%
702,900	Tribune Company	22,795
	Newspapers & TV Stations
	>Contract Manufacturing: 1.0%
4,000,000	Sanmina-SCI (b)	18,400
	Backplane & Electronic Manufacturing Services
	>Computer Services: 0.3%
1,367,000	AnswerThink Consulting (b)	5,509
	IT Integration & Best Practice Research
	Information: Total	561,498
Industrial Goods/Services: 13.7%
	>Other Industrial Services: 3.8%
1,322,000	Expeditors International of Washington	74,045
	International Freight Forwarder
	>Outsourcing Services: 2.7%
3,030,000	Quanta Services (b)	52,510
	Electrical & Telecom Construction Services
	>Steel: 2.5%
2,250,000	Worthington Industries	47,138
	Steel Processing
	>Waste Management: 2.4%
1,300,000	Waste Management	46,644
	U.S. Garbage Collection & Disposal
	>Industrial Materials: 2.3%
1,125,000	Mine Safety Appliances	45,225
	Safety Equipment
	Industrial Goods/Services: Total	265,562
Energy/Minerals: 11.4%
	>Mining: 6.2%
31,500,000	UrAsia Energy (Canada) (b)(c)	79,011
	Uranium Mining in Kazakhstan
480,000	Potash (Canada)	41,266
	World's Largest Producer of Potash
		120,277

Columbia Acorn Select

>Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount		Value (000)
	>Oil Services: 5.2%
1,950,000	Pride International (b)	$60,899
	Contract Drilling
600,000	FMC Technologies (b)	40,475
	Oil & Gas Well Head Manufacturer
		101,374
	Energy/Minerals: Total	221,651
Finance: 9.3%
	>Money Management: 5.2%
3,200,000	Janus Capital Group	57,280
	Manages Mutual Funds
975,000	Nuveen Investments	41,974
	Specialty Mutual Funds
		99,254
	>Insurance: 4.1%
1,800,000	Conseco (b)	41,580
	Life, Long Term Care & Medical Supplement Insurance
112,000	Markel (b)	38,865
	Specialty Insurance
		80,445
	Finance: Total	179,699
Health Care: 1.8%
	>Health Care Services: 1.8%
910,000	Lincare Holdings (b)	34,434
	Home Health Care Services
	Health Care: Total	34,434
	Total Common Stock: 94.6% (Cost: $1,388,372)	1,833,133
Short-Term Obligations: 3.2%
$30,000	Conocophillips 5.30% Due 7/03/06	29,987
27,000	Countrywide Financial Funding 5.25% Due 7/05/06	26,976
8,784	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/3/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 5/22/08 market value $4,880 (repurchase proceeds: $4,786)	4,784
	(Amortized Cost: $61,747)	61,747
Total Investments: 97.8% (Cost: $1,450,119)(a)		1,894,880
Cash and Other Assets Less Liabilities: 2.2%		42,833
Total Net Assets: 100%		$1,937,713

1-800-922-6769

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $1,450,119 and net unrealized appreciation was $444,761 consisting of gross unrealized appreciation of $484,626 and gross unrealized depreciation of $39,865.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2006, the Fund held five percent or more of the outstanding voting securities of the following companies:

Skillsoft Publishing	8.88%
UrAsia Energy (Canada)	6.56%

  The aggregate cost and value of these companies at June 30, 2006, was $110,886 and $137,763 respectively. Investments in affiliate companies represent 7.11% of total net assets at June 30, 2006. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2006, were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	24,788
Purchases	6,039
Proceeds from sales	—

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1-800-922-6769

Columbia Acorn Family of Funds

  >  Statements of Assets and Liabilities

  >  Statements of Operations

  >  Statements of Changes in Net Assets

  >  Financial Highlights

  >  Notes to Financial Statements

Columbia Acorn Family of Funds

>Statements of Assets and Liabilities (Unaudited)

June 30, 2006	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,452,305	$2,456,244	$1,084,016	$98,022	$1,339,233
Affiliated investments, at cost (See Note 4)	1,819,627	29,676	5,636	—	110,886
Unaffiliated investments, at value	$14,993,693	$3,550,552	$1,467,204	$118,948	$1,757,117
Affiliated investments, at value (See Note 4)	2,934,084	21,869	3,946	—	137,763
Cash	2,056	1	13	1	1
Foreign currency (cost: Columbia Acorn Fund $5,941; Columbia Acorn International $5,019; Columbia Acorn International Select $200; Columbia Acorn Select $*)	6,049	5,077	—	203	—	*
Receivable for:
Investments sold	28,918	8,075	1,587	343	45,986
Fund shares sold	24,568	8,551	2,822	117	2,178
Dividends and interest	8,609	6,066	400	197	342
Foreign tax reclaims	793	1,042	2	36	—
Deferred Trustees' Compensation Investments	1,927	538	136	—	—
Other assets	—	122	90	2	—
Total Assets	18,000,697	3,601,893	1,476,200	119,847	1,943,387
Liabilities:
Payable for:
Investments purchased	53,778	711	3,405	384	76
Fund shares redeemed	14,600	1,357	978	97	3,377
Management fee	9,220	2,220	1,024	90	1,270
Administration fee	588	117	48	4	64
12b-1 Service & Distribution fees	2,923	157	132	11	442
Reports to shareholders	633	205	90	36	230
Deferred Trustees' fees	1,927	538	136	12	47
Transfer agent fees	600	80	36	6	135
Trustees' fees	4	—	—	— *	6
Audit fee	32	34	18	19	18
Custody fees	210	172	—	10	—
Other liabilities	106	—	—	—	9
Total Liabilities	84,621	5,591	5,867	669	5,674
Net Assets	$17,916,076	$3,596,302	$1,470,333	$119,178	$1,937,713
Composition of Net Assets:
Paid in capital	$10,598,812	$2,229,793	$1,096,188	$111,933	$1,468,574
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(6,560)	4,339	(1,371)	(357)	(15,027)
Accumulated net realized gain (loss)	667,823	275,512	(6,049)	(13,330)	39,405
Net unrealized appreciation (depreciation) on:
Investments	6,655,845	1,086,501	381,498	20,926	444,761
Foreign currency translations	156	157	67	6	—	*
Net Assets	$17,916,076	$3,596,302	$1,470,333	$119,178	$1,937,713
Net asset value per share – Class A (a)	$28.81	$37.33	$26.96	$22.95	$23.55
(Net assets/shares)	($3,808,423/132,182)	($211,021/5,652)	($220,043/8,162)	($14,167/617)	($788,153/33,464)
Maximum offering price per share – Class A (b)	$30.57	$39.61	$28.60	$24.35	$24.99
(Net asset value per share/front-end sales charge)	($28.81/0.9425)	($37.33/0.9425)	($26.96/0.9425)	($22.95/0.9425)	($23.55/0.9425)
Net asset value and offering price per share – Class B (a)	$27.71	$36.65	$25.95	$22.24	$22.69
(Net assets/shares)	($1,406,504/50,764)	($82,345/2,247)	($67,649/2,607)	($7,910/356)	($203,596/8,973)
Net asset value and offering price per share – Class C (a)	$27.66	$36.61	$25.92	$22.23	$22.66
(Net assets/shares)	($1,300,779/47,032)	($76,524/2,091)	($50,799/1,960)	($5,006/225)	($155,134/6,847)
Net asset value and offering price per share – Class Z (c)	$29.49	$37.58	$27.52	$23.16	$23.87
(Net assets/shares)	($11,400,370/386,621)	($3,226,412/85,846)	($1,131,842/41,121)	($92,095/3,976)	($790,830/33,124)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769

Columbia Acorn Family of Funds

>Statements of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select
Investment Income:
Dividend income	$72,878	$39,687	$3,023	$1,249	$5,670
Dividend income from affiliates (See Note 4)	13,299	58	—	—	—
Interest income	28,493	6,484	3,409	100	1,399
	114,670	46,229	6,432	1,349	7,069
Foreign taxes withheld	(2,712)	(3,643)	(5)	(105)	(16)
Total Investment Income	111,958	42,586	6,427	1,244	7,053
Expenses:
Management fee	57,105	13,306	6,073	521	7,840
Administration fee	3,643	701	287	23	391
12b-1 Service and Distribution fees:
Class A	4,680	241	250	15	984
Class B	6,192	355	307	32	890
Class C	6,533	335	235	23	780
Transfer agent fees:
Class A	1,007	69	57	8	326
Class B	1,048	74	59	10	211
Class C	596	33	25	4	111
Class Z	1,265	538	122	28	234
Custody fees	922	919	20	27	29
Trustees' fees	303	47	21	1	15
Registration & blue sky fees	167	128	76	42	106
Reports to shareholders	1,248	320	134	43	308
Compliance fees	259	48	20	2	27
Non-recurring costs (See Note 9)	84	16	7	1	9
Other expenses	364	87	43	30	52
Total expenses	85,416	17,217	7,736	810	12,313
Less custody fees paid indirectly	(60)	(8)	(2)	— *	(4)
Less reimbursement of expenses by Investment Adviser	—	—	—	(2)	—
Less fees waived by Transfer Agent	(817)	(96)	(48)	(7)	(170)
Non-recurring costs reimbursed (See Note 9)	(84)	(16)	(7)	(1)	(9)
Net Expenses	84,455	17,097	7,679	800	12,130
Net Investment Income (Loss)	27,503	25,489	(1,252)	444	(5,077)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	670,179	276,747	(3,184)	12,297	39,660
Foreign currency transactions	265	(410)	—	(18)	13
Net realized gain (loss)	670,444	276,337	(3,184)	12,279	39,673
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,305)	121,881	25,365	(378)	35,008
Affiliated investments (See Note 4)	253,598	(10,121)	(63)	—	24,788
Foreign currency translations	126	14	67	7	—
Foreign capital gains tax	—	3	—	—	—
Net change in unrealized appreciation (depreciation)	230,419	111,777	25,369	(371)	59,796
Net realized and unrealized gain	900,863	388,114	22,185	11,908	99,469
Net Increase in Net Assets resulting from Operations	$928,366	$413,603	$20,933	$12,352	$94,392

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

>Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$27,503	$49,723	$25,489	$24,670	$(1,252)	$1,300
Net realized gain (loss) on investments and foreign currency transactions	670,444	890,559	276,337	203,167	(3,184)	49,825
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations and foreign capital gains tax	230,419	898,946	111,777	258,860	25,369	75,612
Net Increase from Operations	928,366	1,839,228	413,603	486,697	20,933	126,737
Distributions Declared to Shareholders From:
Net investment income – Class A	—	(8,157)	(1)	(1,772)	—	—
Net realized gain – Class A	(40,975)	(177,617)	(3,315)	(4,275)	(819)	(7,747)
Net investment income – Class B	—	—	— *	(280)	—	—
Net realized gain – Class B	(15,915)	(81,483)	(1,276)	(2,334)	(270)	(3,824)
Net investment income – Class C	—	—	(1)	(171)	—	—
Net realized gain – Class C	(14,668)	(68,235)	(1,189)	(1,462)	(194)	(2,282)
Net investment income – Class Z	—	(52,311)	(6,544)	(51,974)	—	(1,613)
Net realized gain – Class Z	(120,087)	(547,733)	(46,561)	(81,064)	(4,177)	(43,227)
Total Distribution to Shareholders	(191,645)	(935,536)	(58,887)	(143,332)	(5,460)	(58,693)
Share Transactions:
Subscriptions – Class A	659,206	912,797	88,963	66,630	72,214	66,241
Distributions reinvested – Class A	37,164	167,704	2,797	4,900	723	6,880
Redemptions – Class A	(385,545)	(579,536)	(38,125)	(14,669)	(23,405)	(25,265)
Net Increase – Class A	310,825	500,965	53,635	56,861	49,532	47,856
Subscriptions – Class B	16,838	49,025	10,985	17,173	850	4,001
Distributions reinvested – Class B	14,515	74,120	1,143	2,310	248	3,491
Redemptions – Class B	(107,477)	(174,945)	(11,978)	(10,198)	(7,678)	(11,124)
Net Increase (Decrease) – Class B	(76,124)	(51,800)	150	9,285	(6,580)	(3,632)
Subscriptions – Class C	105,355	171,533	33,664	15,891	12,391	8,047
Distributions reinvested – Class C	11,709	54,677	890	1,302	163	1,878
Redemptions – Class C	(85,492)	(149,119)	(10,292)	(6,051)	(4,935)	(9,090)
Net Increase (Decrease) – Class C	31,572	77,091	24,262	11,142	7,619	835
Subscriptions – Class Z	1,068,234	1,686,601	403,326	577,455	262,241	302,588
Distributions reinvested – Class Z	103,086	513,385	39,291	103,732	3,812	40,433
Redemptions – Class Z	(649,562)	(1,080,069)	(171,762)	(284,340)	(83,258)	(105,312)
Net Increase – Class Z	521,758	1,119,917	270,855	396,847	182,795	237,709
Net Increase from Share Transactions	788,031	1,646,173	348,902	474,135	233,366	282,768
Redemption Fees	—	—	107	65	—	—
Total Increase in Net Assets	1,524,752	2,549,865	703,725	817,565	248,839	350,812
Net Assets:
Beginning of period	16,391,324	13,841,459	2,892,577	2,075,012	1,221,494	870,682
End of period	$17,916,076	$16,391,324	$3,596,302	$2,892,577	$1,470,333	$1,221,494
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(6,560)	$(34,063)	$4,339	$(14,604)	$(1,371)	$(119)

	Columbia Acorn International Select		Columbia Acorn Select
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005
Operations:
Net investment income (loss)	$444	$431	$(5,077)	$(7,333)
Net realized gain (loss) on investments and foreign currency transactions	12,279	5,496	39,673	46,214
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations and foreign capital gains tax	(371)	5,773	59,796	140,962
Net Increase from Operations	12,352	11,700	94,392	179,843
Distributions Declared to Shareholders From:
Net investment income – Class A	(2)	(79)	(788)	—
Net realized gain – Class A	—	—	(2,891)	(19,098)
Net investment income – Class B	—	(46)	—	—
Net realized gain – Class B	—	—	(780)	(5,029)
Net investment income – Class C	— *	(24)	—	—
Net realized gain – Class C	—	—	(593)	(3,559)
Net investment income – Class Z	(196)	(888)	(1,614)	—
Net realized gain – Class Z	—	—	(2,827)	(19,071)
Total Distribution to Shareholders	(198)	(1,037)	(9,493)	(46,757)
Share Transactions:
Subscriptions – Class A	4,045	5,743	88,593	296,611
Distributions reinvested – Class A	2	71	3,419	17,770
Redemptions – Class A	(1,414)	(1,004)	(83,751)	(143,717)
Net Increase – Class A	2,633	4,810	8,261	170,664
Subscriptions – Class B	1,272	2,123	3,191	28,258
Distributions reinvested – Class B	—	41	697	4,510
Redemptions – Class B	(775)	(1,480)	(16,156)	(26,292)
Net Increase (Decrease) – Class B	497	684	(12,268)	6,476
Subscriptions – Class C	950	1,655	11,122	48,457
Distributions reinvested – Class C	— *	20	483	2,903
Redemptions – Class C	(522)	(599)	(12,280)	(23,251)
Net Increase (Decrease) – Class C	428	1,076	(675)	28,109
Subscriptions – Class Z	12,943	25,890	135,599	333,604
Distributions reinvested – Class Z	99	582	3,108	13,462
Redemptions – Class Z	(4,579)	(7,003)	(68,526)	(155,173)
Net Increase – Class Z	8,463	19,469	70,181	191,893
Net Increase from Share Transactions	12,021	26,039	65,499	397,142
Redemption Fees	4	9	—	—
Total Increase in Net Assets	24,179	36,711	150,398	530,228
Net Assets:
Beginning of period	94,999	58,288	1,787,315	1,257,087
End of period	$119,178	$94,999	$1,937,713	$1,787,315
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(357)	$(603)	$(15,027)	$(7,548)

*  Rounds to less than $500.

See accompanying notes to financial statements.

1-800-922-6769

Columbia Acorn Family of Funds

>Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005	2006	2005
Subscriptions – Class A	22,554	34,302	2,347	2,150	2,619	2,559
Shares issued in reinvestment and capital gains – Class A	1,300	6,137	75	155	27	260
Less shares redeemed – Class A	(13,166)	(21,923)	(1,054)	(476)	(855)	(990)
Net Increase – Class A	10,688	18,516	1,368	1,829	1,791	1,829
Subscriptions – Class B	595	1,922	299	574	32	161
Shares issued in reinvestment and capital gains – Class B	528	2,814	31	73	9	137
Less shares redeemed – Class B	(3,813)	(6,826)	(332)	(341)	(291)	(451)
Net Increase (Decrease) – Class B	(2,690)	(2,090)	(2)	306	(250)	(153)
Subscriptions – Class C	3,731	6,667	906	524	466	321
Shares issued in reinvestment and capital gains – Class C	427	2,077	24	41	6	74
Less shares redeemed – Class C	(3,039)	(5,835)	(287)	(201)	(186)	(363)
Net Increase (Decrease) – Class C	1,119	2,909	643	364	286	32
Subscriptions – Class Z	35,686	62,182	10,707	18,615	9,306	11,555
Shares issued in reinvestment and capital gains – Class Z	3,525	18,385	1,050	3,274	139	1,500
Less shares redeemed – Class Z	(21,759)	(39,912)	(4,553)	(9,349)	(2,974)	(4,040)
Net Increase – Class Z	17,452	40,655	7,204	12,540	6,471	9,015
Net Increase in Shares of Beneficial Interest	26,569	59,990	9,213	15,039	8,298	10,723

	Columbia Acorn International Select		Columbia Acorn Select
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005	2006	2005
Subscriptions – Class A	178	307	3,735	14,487
Shares issued in reinvestment and capital gains – Class A	— *	4	146	802
Less shares redeemed – Class A	(63)	(53)	(3,535)	(6,938)
Net Increase – Class A	115	258	346	8,351
Subscriptions – Class B	58	118	139	1,441
Shares issued in reinvestment and capital gains – Class B	—	2	31	211
Less shares redeemed – Class B	(35)	(81)	(708)	(1,313)
Net Increase (Decrease) – Class B	23	39	(538)	339
Subscriptions – Class C	43	92	486	2,455
Shares issued in reinvestment and capital gains – Class C	—	1	22	136
Less shares redeemed – Class C	(24)	(33)	(539)	(1,172)
Net Increase (Decrease) – Class C	19	60	(31)	1,419
Subscriptions – Class Z	574	1,378	5,651	15,890
Shares issued in reinvestment and capital gains – Class Z	4	33	131	601
Less shares redeemed – Class Z	(204)	(378)	(2,851)	(7,371)
Net Increase – Class Z	374	1,033	2,931	9,120
Net Increase in Shares of Beneficial Interest	531	1,390	2,708	19,229

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

1-800-922-6769

Columbia Acorn Family of Funds

>Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.57		$25.93		$22.20		$15.34	$17.80	$17.19
Income from Investment Operations
Net investment income (loss) (a)	0.04		0.07		(0.05)		(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.51		3.20		4.69		6.95	(2.39)	1.01
Total from Investment Operations	1.55		3.27		4.64		6.88	(2.46)	0.96
Less Distributions Declared to Shareholders
From net investment income	—		(0.07)		—		—	—	—
From net realized gains	(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Total Distributions Declared to Shareholders	(0.31)		(1.63)		(0.91)		(0.02)	—	(0.35)
Net Asset Value, End of Period	$28.81		$27.57		$25.93		$22.20	$15.34	$17.80
Total Return (b)	5.64	%(c)(d)	12.76	%(c)	21.05	%(c)	44.85%	(13.82)%	5.56%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.01	%(f)	1.03%		1.20%		1.33%	1.42%	1.42%
Net investment income (loss) (e)	0.25	%(f)	0.28%		(0.21)%		(0.36)%	(0.45)%	(0.33)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate	11	%(d)	16%		20%		10%	13%	20%
Net assets at end of period (000's)	$3,808,423		$3,349,461		$2,669,936		$1,982,260	$724,121	$306,405

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.61		$25.19		$21.75		$15.13	$17.67	$17.17
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.11)		(0.22)		(0.18)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	1.47		3.09		4.57		6.82	(2.37)	1.01
Total from Investment Operations	1.41		2.98		4.35		6.64	(2.54)	0.85
Less Distributions Declared to Shareholders
From net realized gains	(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Total Distributions Declared to Shareholders	(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Net Asset Value, End of Period	$27.71		$26.61		$25.19		$21.75	$15.13	$17.67
Total Return (b)	5.32	%(c)(d)	11.98	%(c)	20.15	%(c)	43.89%	(14.37)%	4.92%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.70	%(f)	1.72%		1.95%		1.98%	2.07%	2.07%
Net investment loss (e)	(0.45	)%(f)	(0.42)%		(0.96)%		(1.01)%	(1.10)%	(0.98)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate	11	%(d)	16%		20%		10%	13%	20%
Net assets at end of period (000's)	$1,406,504		$1,422,580		$1,399,135		$1,221,931	$618,727	$286,422

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.58		$25.18		$21.75		$15.12	$17.66	$17.17
Income from Investment Operations
Net investment loss (a)	(0.08)		(0.13)		(0.22)		(0.18)	(0.17)	(0.17)
Net realized and unrealized gain (loss)	1.47		3.09		4.56		6.83	(2.37)	1.01
Total from Investment Operations	1.39		2.96		4.34		6.65	(2.54)	0.84
Less Distributions Declared to Shareholders
From net realized gains	(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Total Distributions Declared to Shareholders	(0.31)		(1.56)		(0.91)		(0.02)	—	(0.35)
Net Asset Value, End of Period	$27.66		$26.58		$25.18		$21.75	$15.12	$17.66
Total Return (b)	5.25	%(c)(d)	11.90	%(c)	20.11	%(c)	43.99%	(14.38)%	4.86%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.80	%(f)	1.82%		1.95%		1.98%	2.07%	2.07%
Net investment loss (e)	(0.54	)%(f)	(0.51)%		(0.96)%		(1.01)%	(1.10)%	(0.98)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate	11	%(d)	16%		20%		10%	13%	20%
Net assets at end of period (000's)	$1,300,779		$1,220,339		$1,083,006		$900,016	$376,024	$150,727

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

1-800-922-6769

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$33.20		$28.75		$22.45		$15.32	$18.35	$23.84
Income from Investment Operations
Net investment income (a)	0.25		0.22		0.14		0.10	0.05	0.01
Net realized and unrealized gain (loss)	4.43		5.84		6.31		7.08	(3.07)	(5.11)
Total from Investment Operations	4.68		6.06		6.45		7.18	(3.02)	(5.10)
Less Distributions Declared to Shareholders
From net investment income	—		(0.53)		(0.15)		(0.05)	(0.01)	—
From net realized gains	(0.55)		(1.08)		—		—	—	(0.39)
Total Distributions Declared to Shareholders	(0.55)		(1.61)		(0.15)		(0.05)	(0.01)	(0.39)
Net Asset Value, End of Period	$37.33		$33.20		$28.75		$22.45	$15.32	$18.35
Total Return (b)	14.11	%(c)(d)	21.42	%(c)	28.91	%(c)	46.94%	(16.46)%	(21.59)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.22	%(f)	1.30%		1.48%		1.59%	1.56%	1.65%
Net investment income (e)	1.35	%(f)	0.72%		0.61%		0.57%	0.30%	0.03%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate	19	%(d)	27%		40%		40%	52%	45%
Net assets at end of period (000's)	$211,021		$142,204		$70,582		$52,872	$33,806	$25,587

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$32.71		$28.18		$22.07		$15.11	$18.22	$23.81
Income from Investment Operations
Net investment income (loss) (a)	0.10		0.02		(0.04)		(0.02)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	4.39		5.73		6.19		6.98	(3.05)	(5.08)
Total from Investment Operations	4.49		5.75		6.15		6.96	(3.11)	(5.20)
Less Distributions Declared to Shareholders
From net investment income	—		(0.14)		(0.04)		—	—	—
From net realized gains	(0.55)		(1.08)		—		—	—	(0.39)
Total Distributions Declared to Shareholders	(0.55)		(1.22)		(0.04)		—	—	(0.39)
Net Asset Value, End of Period	$36.65		$32.71		$28.18		$22.07	$15.11	$18.22
Total Return (b)	13.74	%(c)(d)	20.57	%(c)	27.91	%(c)	46.06%	(17.07)%	(22.04)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.93	%(f)	2.01%		2.27%		2.24%	2.21%	2.30%
Net investment income (loss) (e)	0.53	%(f)	0.08%		(0.18)%		(0.10)%	(0.35)%	(0.62)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		—	—	—
Portfolio turnover rate	19	%(d)	27%		40%		40%	52%	45%
Net assets at end of period (000's)	$82,345		$73,572		$54,752		$39,800	$22,560	$17,235

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$32.68		$28.19		$22.06		$15.11	$18.21	$23.81
Income from Investment Operations
Net investment loss (a)	0.11		(0.00	)(b)	(0.03)		(0.01)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	4.37		5.71		6.20		6.96	(3.04)	(5.08)
Total from Investment Operations	4.48		5.71		6.17		6.95	(3.10)	(5.21)
Less Distributions Declared to Shareholders
From net investment income	—		(0.14)		(0.04)		—	—	—
From net realized gains	(0.55)		(1.08)		—		—	—	(0.39)
Total Distributions Declared to Shareholders	(0.55)		(1.22)		(0.04)		—	—	(0.39)
Net Asset Value, End of Period	$36.61		$32.68		$28.19		$22.06	$15.11	$18.21
Total Return (c)	13.72	%(d)(e)	20.45	%(d)	28.01	%(d)	46.00%	(17.02)%	(22.08)%
Ratios to Average Net Assets/Supplemental Data
Expenses (f)	2.00	%(g)	2.09%		2.24%		2.24%	2.21%	2.30%
Net investment income (loss) (f)	0.60	%(g)	(0.01)%		(0.15)%		(0.06)%	(0.35)%	(0.62)%
Waiver/reimbursement	0.01	%(g)	0.02%		0.02%		—	—	—
Portfolio turnover rate	19	%(e)	27%		40%		40%	52%	45%
Net assets at end of period (000's)	$76,524		$47,325		$30,547		$22,990	$14,575	$14,327

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

>Financial Highlights, continued

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.52		$24.77		$20.74		$14.18	$17.50	$14.88
Income from Investment Operations
Net investment loss (a)	(0.05)		(0.01)		(0.24)		(0.22)	(0.19)	(0.19)
Net realized and unrealized gain (loss)	0.59		3.13		4.41		6.78	(3.13)	2.96
Total from Investment Operations	0.54		3.12		4.17		6.56	(3.32)	2.77
Less Distributions Declared to Shareholders
From net realized gains	(0.10)		(1.37)		(0.14)		—	—	(0.15)
Total Distributions Declared to Shareholders	(0.10)		(1.37)		(0.14)		—	—	(0.15)
Net Asset Value, End of Period	$26.96		$26.52		$24.77		$20.74	$14.18	$17.50
Total Return (b)	2.04	%(c)(d)	12.68	%(c)	20.12	%(c)	46.26%	(18.97)%	18.65%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.25	%(f)	1.31%		1.51%		1.65%	1.74%	1.84%
Net investment loss (e)	(0.33	)%(f)	(0.02)%		(1.08)%		(1.26)%	(1.21)%	(1.13)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.02%		—	—	—
Portfolio turnover rate	5	%(d)	13%		18%		7%	31%	24%
Net assets at end of period (000's)	$220,043		$168,922		$112,509		$89,650	$32,422	$20,455

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$25.61		$24.14		$20.36		$14.01	$17.40	$14.87
Income from Investment Operations
Net investment loss (a)	(0.14)		(0.18)		(0.39)		(0.32)	(0.29)	(0.30)
Net realized and unrealized gain (loss)	0.58		3.02		4.31		6.67	(3.10)	2.96
Total from Investment Operations	0.44		2.84		3.92		6.35	(3.39)	2.66
Less Distributions Declared to Shareholders
From net realized gains	(0.10)		(1.37)		(0.14)		—	—	(0.13)
Total Distributions Declared to Shareholders	(0.10)		(1.37)		(0.14)		—	—	(0.13)
Net Asset Value, End of Period	$25.95		$25.61		$24.14		$20.36	$14.01	$17.40
Total Return (b)	1.73	%(c)(d)	11.84	%(c)	19.26	%(c)	45.32%	(19.48)%	17.92%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	1.96	%(f)	2.00%		2.23%		2.30%	2.39%	2.49%
Net investment loss (e)	(1.04	)%(f)	(0.72)%		(1.80)%		(1.91)%	(1.86)%	(1.78)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.02%		—	—	—
Portfolio turnover rate	5	%(d)	13%		18%		7%	31%	24%
Net assets at end of period (000's)	$67,649		$73,168		$72,643		$66,175	$37,478	$27,722

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$25.59		$24.14		$20.36		$14.01	$17.40	$14.87
Income from Investment Operations
Net investment loss (a)	(0.15)		(0.20)		(0.39)		(0.32)	(0.29)	(0.30)
Net realized and unrealized gain (loss)	0.58		3.02		4.31		6.67	(3.10)	2.96
Total from Investment Operations	0.43		2.82		3.92		6.35	(3.39)	2.66
Less Distributions Declared to Shareholders
From net realized gains	(0.10)		(1.37)		(0.14)		—	—	(0.13)
Total Distributions Declared to Shareholders	(0.10)		(1.37)		(0.14)		—	—	(0.13)
Net Asset Value, End of Period	$25.92		$25.59		$24.14		$20.36	$14.01	$17.40
Total Return (b)	1.69	%(c)(d)	11.76	%(c)	19.26	%(c)	45.32%	(19.48)%	17.92%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	2.05	%(f)	2.10%		2.23%		2.30%	2.39%	2.49%
Net investment loss (e)	(1.13	)%(f)	(0.81)%		(1.80)%		(1.91)%	(1.86)%	(1.78)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.02%		—	—	—
Portfolio turnover rate	5	%(d)	13%		18%		7%	31%	24%
Net assets at end of period (000's)	$50,799		$42,844		$39,643		$35,662	$18,313	$13,049

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

1-800-922-6769

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$20.36		$17.85	$14.45		$10.24	$12.07	$17.15
Income from Investment Operations
Net investment income (loss) (a)	0.08		0.06	(0.00	)(b)	0.03	(0.01)	(0.09)
Net realized and unrealized gain (loss)	2.51		2.69	3.43		4.18	(1.82)	(4.90)
Total from Investment Operations	2.59		2.75	3.43		4.21	(1.83)	(4.99)
Less Distributions Declared to Shareholders
From net investment income	(0.00	)(b)	(0.24)	(0.03)		—	—	(0.01)
From net realized gains	—		—	—		—	—	(0.08)
Total Distributions Declared to Shareholders	—		(0.24)	(0.03)		—	—	(0.09)
Net Asset Value, End of Period	$22.95		$20.36	$17.85		$14.45	$10.24	$12.07
Total Return (c)(d)	12.74	%(e)	15.60%	23.76%		41.11%	(15.16)%	(29.17)%
Ratios to Average Net Assets/Supplemental Data
Expenses (f)	1.60	%(g)	1.70%	1.75%		1.80%	1.80%	1.80%
Net investment income (loss) (f)	0.68	%(g)	0.34%	(0.03)%		0.24%	(0.09)%	(0.67)%
Waiver/reimbursement	0.01	%(g)	0.10%	0.37%		0.44%	0.33%	0.23%
Portfolio turnover rate	30	%(e)	39%	73%		69%	102%	82%
Net assets at end of period (000's)	$14,167		$10,219	$4,357		$2,557	$2,612	$2,861

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.80		$17.36	$14.12	$10.08	$11.96	$17.13
Income from Investment Operations
Net investment loss (a)	(0.01)		(0.03)	(0.10)	(0.06)	(0.08)	(0.18)
Net realized and unrealized gain (loss)	2.45		2.61	3.34	4.10	(1.80)	(4.90)
Total from Investment Operations	2.44		2.58	3.24	4.04	(1.88)	(5.08)
Less Distributions Declared to Shareholders
From net investment income	—		(0.14)	—	—	—	(0.01)
From net realized gains	—		—	—	—	—	(0.08)
Total Distributions Declared to Shareholders	—		(0.14)	—	—	—	(0.09)
Net Asset Value, End of Period	$22.24		$19.80	$17.36	$14.12	$10.08	$11.96
Total Return (b)(c)	12.32	%(d)	14.97%	22.95%	40.08%	(15.72)%	(29.73)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	2.29	%(f)	2.30%	2.38%	2.45%	2.45%	2.45%
Net investment loss (e)	(0.05	)%(f)	(0.16)%	(0.66)%	(0.52)%	(0.74)%	(1.32)%
Waiver/reimbursement	0.07	%(f)	0.28%	0.58%	0.44%	0.33%	0.23%
Portfolio turnover rate	30	%(d)	39%	73%	69%	102%	82%
Net assets at end of period (000's)	$7,910		$6,594	$5,097	$3,162	$1,835	$2,069

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.80		$17.38	$14.14	$10.09	$11.97	$17.14
Income from Investment Operations
Net investment loss (a)	(0.02)		(0.05)	(0.11)	(0.05)	(0.08)	(0.18)
Net realized and unrealized gain (loss)	2.45		2.60	3.35	4.10	(1.80)	(4.90)
Total from Investment Operations	2.43		2.55	3.24	4.05	(1.88)	(5.08)
Less Distributions Declared to Shareholders
From net investment income	—		(0.13)	—	—	—	(0.01)
From net realized gains	—		—	—	—	—	(0.08)
Total Distributions Declared to Shareholders	—		(0.13)	—	—	—	(0.09)
Net Asset Value, End of Period	$22.23		$19.80	$17.38	$14.14	$10.09	$11.97
Total Return (b)(c)	12.27	%(d)	14.77%	22.91%	40.14%	(15.71)%	(29.71)%
Ratios to Average Net Assets/Supplemental Data
Expenses (e)	2.40	%(f)	2.45%	2.45%	2.45%	2.45%	2.45%
Net investment loss (e)	(0.15	)%(f)	(0.30)%	(0.73)%	(0.41)%	(0.74)%	(1.32)%
Waiver/reimbursement	0.01	%(f)	0.17%	0.35%	0.44%	0.33%	0.23%
Portfolio turnover rate	30	%(d)	39%	73%	69%	102%	82%
Net assets at end of period (000's)	$5,006		$4,083	$2,543	$3,691	$2,915	$3,885

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

>Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$22.47		$20.83		$18.01		$13.93		$15.17		$14.12
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.09)		(0.16)		(0.20)		(0.16)		(0.10)
Net realized and unrealized gain (loss)	1.25		2.32		3.42		4.37		(1.08)		1.18
Total from Investment Operations	1.19		2.23		3.26		4.17		(1.24)		1.08
Less Distributions Declared to Shareholders
From net investment income	(0.02)		—		—		—		—		—
From net realized gains	(0.09)		(0.59)		(0.44)		(0.09)		—		(0.03)
Total Distributions Declared to Shareholders	(0.11)		(0.59)		(0.44)		(0.09)		—		(0.03)
Net Asset Value, End of Period	$23.55		$22.47		$20.83		$18.01		$13.93		$15.17
Total Return (b)	5.30	%(c)(d)	10.78	%(c)	18.16	%(c)	29.95%		(8.17	)%(c)	7.65	%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses	1.23	%(e)(f)	1.26	%(e)	1.47	%(e)	1.63	%(e)	1.70	%(e)	1.70%
Net investment loss	(0.49	)%(e)(f)	(0.42	)%(e)	(0.86	)%(e)	(1.15	)%(e)	(1.11	)%(e)	(0.79)%
Waiver/reimbursement	0.02	%(f)	0.03%		0.02%		—		0.10%		0.18%
Portfolio turnover rate	13	%(d)	19%		34%		16%		40%		82%
Net assets at end of period (000's)	$788,153		$744,178		$515,842		$264,679		$31,742		$11,900

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$21.71		$20.23		$17.64		$13.73		$15.05		$14.10
Income from Investment Operations
Net investment loss (a)	(0.14)		(0.23)		(0.31)		(0.29)		(0.25)		(0.20)
Net realized and unrealized gain (loss)	1.21		2.24		3.34		4.29		(1.07)		1.18
Total from Investment Operations	1.07		2.01		3.03		4.00		(1.32)		0.98
Less Distributions Declared to Shareholders
From net realized gains	(0.09)		(0.53)		(0.44)		(0.09)		—		(0.03)
Total Distributions Declared to Shareholders	(0.09)		(0.53)		(0.44)		(0.09)		—		(0.03)
Net Asset Value, End of Period	$22.69		$21.71		$20.23		$17.64		$13.73		$15.05
Total Return (b)	4.91	%(c)(d)	10.01	%(c)	17.24	%(c)	29.14%		(8.77	)%(c)	6.95	%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses	1.95	%(e)(f)	1.99	%(e)	2.26	%(e)	2.28	%(e)	2.35	%(e)	2.35%
Net investment loss	(1.21	)%(e)(f)	(1.15	)%(e)	(1.65	)%(e)	(1.80	)%(e)	(1.76	)%(e)	(1.44)%
Waiver/reimbursement	0.02	%(f)	0.03%		0.02%		—		0.10%		0.18%
Portfolio turnover rate	13	%(d)	19%		34%		16%		40%		82%
Net assets at end of period (000's)	$203,596		$206,441		$185,545		$118,064		$33,106		$13,358

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$21.69		$20.23		$17.64		$13.73		$15.05		$14.10
Income from Investment Operations
Net investment loss (a)	(0.15)		(0.25)		(0.30)		(0.30)		(0.25)		(0.20)
Net realized and unrealized gain (loss)	1.21		2.24		3.33		4.30		(1.07)		1.18
Total from Investment Operations	1.06		1.99		3.03		4.00		(1.32)		0.98
Less Distributions Declared to Shareholders
From net realized gains	(0.09)		(0.53)		(0.44)		(0.09)		—		(0.03)
Total Distributions Declared to Shareholders	(0.09)		(0.53)		(0.44)		(0.09)		—		(0.03)
Net Asset Value, End of Period	$22.66		$21.69		$20.23		$17.64		$13.73		$15.05
Total Return (b)	4.87	%(c)(d)	9.91	%(c)	17.24	%(c)	29.14%		(8.77	)%(c)	6.95	%(c)
Ratios to Average Net Assets/Supplemental Data
Expenses	2.04	%(e)(f)	2.08	%(e)	2.25	%(e)	2.28	%(e)	2.35	%(e)	2.35%
Net investment loss	(1.30	)%(e)(f)	(1.24	)%(e)	(1.64	)%(e)	(1.80	)%(e)	(1.76	)%(e)	(1.44)%
Waiver/reimbursement	0.02	%(f)	0.03%		0.02%		—		0.10%		0.18%
Portfolio turnover rate	13	%(d)	19%		34%		16%		40%		82%
Net assets at end of period (000's)	$155,134		$149,160		$110,435		$64,212		$10,919		$4,945

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f)  Annualized.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed within the Funds' prospectuses for more information.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z shares of a Fund for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectuses for more information.

The financial highlights for Class Z shares are presented in a separate semiannual report. The semiannual financial statements for Columbia Thermostat Fund, another Fund of the Trust, begins on page 80 of this report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at marked value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited), continued

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net realized gain (loss) on Futures" in the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

None of the Funds entered into futures contracts or forward foreign currency contracts during the six months ended June 30, 2006.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed

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as a reduction of total expenses in the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2005 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$89,415	$846,121
Columbia Acorn International	54,197	89,135
Columbia Acorn USA	1,825	56,868
Columbia Acorn International Select	1,037	—
Columbia Acorn Select	7,041	39,716

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$2,023	*	$10,593
2010	506		12,528
2011	—		2,488
TOTAL	$2,529		$25,609

*Of these carryforwards, $2,529 (expiring in 2009) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2005.

(In thousands)
Columbia Acorn International	$62,579
Columbia Acorn USA	7,025
Columbia Acorn International Select	5,542

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2006, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the

Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited), continued

table below for Columbia Acorn USA and Columbia Acorn Select:

Columbia Acorn USA
Assets	Rate of Fee
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%
Columbia Acorn Select
Assets	Rate of Fee
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

For the period covered by this report as provided under the Funds' investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund
Assets	Rate of Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%
Columbia Acorn International
Assets	Rate of Fee
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%
Columbia Acorn USA
Assets	Rate of Fee
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million and over	0.840%
Columbia Acorn Select
Assets	Rate of Fee
Up to $700 million	0.850%
$700 million and over	0.800%
Columbia Acorn International Select
All Assets	0.940%

For the six months ended June 30, 2006, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.78%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%

>Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class A, Class B and Class C shares and 1.35% of the average annual net assets for Columbia Acorn Select Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Funds or Columbia WAM on 30 days notice.

Expenses reimbursed by Columbia WAM for Columbia Acorn International Select for the six months ended June 30, 2006 were $2,157.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

Columbia Acorn Trust
Average daily net asset value:
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset in excess of $16 billion	0.03%

For the six months ended June 30, 2006 each Fund's effective administration fee rate was 0.041%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

For the six months ended June 30, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select have been advised that CMDI retained $728,745 in underwriting discounts on the sale of Class A shares and received CDSCs of 1,264,118 and $57,929, on Class B and Class C share redemptions, respectively.

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Each Fund has adopted a 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. Effective August 1, 2006 the monthly distribution fee rate for Class B shares was reduced to 0.50% annually, of the average daily net assets. For the period covered by this report the monthly distribution fee was 0.60% for Class B shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent waived the reimbursement for certain out-of-pocket expenses for the period covered by this report.

Expenses waived by the Transfer Agent for the six months ended June 30, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$817
Columbia Acorn International	96
Columbia Acorn USA	48
Columbia Acorn International Select	7
Columbia Acorn Select	170

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the six months ended June 30, 2006 were as follows:

(in thousands)
Columbia Acorn Fund	$303
Columbia Acorn International	47
Columbia Acorn USA	21
Columbia Acorn International Select	1
Columbia Acorn Select	15

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" in the Statements of Operations.

The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On June 30, 2006, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 42, 50 and 59, respectively.

During the six months ended June 30, 2006, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$306	$9,383
Columbia Acorn International	19,613	1,299
Columbia Acorn International Select	44	—
Columbia Acorn Select	—	97

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

Columbia Acorn Family of Funds

>Notes to Financial Statements (Unaudited), continued

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were:

Columbia Acorn Fund
(in thousands)
Investment securities
Purchases	$2,536,172
Proceeds from sales	1,828,147
Columbia Acorn International
(in thousands)
Investment securities
Purchases	$872,256
Proceeds from sales	618,788
Columbia Acorn USA
(in thousands)
Investment securities
Purchases	$298,839
Proceeds from sales	66,493
Columbia Acorn International Select
(in thousands)
Investment securities
Purchases	$40,440
Proceeds from sales	31,655
Columbia Acorn Select
(in thousands)
Investment securities
Purchases	$273,545
Proceeds from sales	235,105

7.  Redemption Fees

For the six months ended June 30, 2006, the redemption fees for the Class Z shares of Columbia Acorn International and Columbia Acorn International Select amounted to $107 and $4, respectively, and are accounted for as additions to paid in capital.

8.  Other

During the six months ended June 30, 2006, Columbia Acorn International sold foreign currency in error, resulting in a loss of $3,523. The Fund was reimbursed by Columbia WAM for the full amount of the loss.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

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The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Funds. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

(in thousands)
Columbia Acorn Fund	$84
Columbia Acorn International	16
Columbia Acorn USA	7
Columbia Acorn International Select	1
Columbia Acorn Select	9

Columbia Thermostat Fund

>Statement of Investments (Unaudited), June 30, 2006

Number of Shares or Principal Amount (000)		Value (000)
	>Stock Funds: 50.9%
1,828,532	Columbia Large Cap Enhanced Core Fund, Class Z	$24,210
1,542,750	Columbia Dividend Income Fund, Class Z	19,300
394,773	Columbia Acorn International, Class Z	14,836
498,693	Columbia Acorn Fund, Class Z	14,706
1,035,323	Columbia Large Cap Value Fund, Class Z	14,536
409,815	Columbia Acorn Select, Class Z	9,782
	Total Stock Funds (Cost: $90,716)	97,370
	>Bond Funds: 49.1%
5,468,354	Columbia Intermediate Bond Fund, Class Z	47,083
2,774,361	Columbia Federal Securities Fund, Class Z	28,187
2,289,736	Columbia Conservative High Yield Fund, Class Z	18,730
	Total Bond Funds (Cost: $97,372)	94,000
Short-Term Obligation: 0.4%
$685	Repurchase Agreement with State Street Bank & Trust dated 6/30/06, due 7/03/06 at 4.93% collateralized by Federal Home Loan Bank, maturing 12/12/08 market value $710 (repurchase proceeds: $685)	685
	(Cost: $685)	685
Total Investments: 100.4% (Cost: $188,773)(a)		192,055
Cash and Other Assets Less Liabilities: (0.4)%		(709)
Total Net Assets: 100%		$191,346

>Notes to Statement of Investments (in thousands)

(a)  At June 30, 2006, for federal income tax purposes cost of investments was $188,773 and net unrealized appreciation was $3,282 consisting of gross unrealized appreciation of $7,550 and gross unrealized depreciation of $4,268.

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Columbia Thermostat Fund

>Statement of Assets and Liabilities (Unaudited)

June 30, 2006

(in thousands)
Assets:
Unaffiliated investments, at value (cost: $685)	$685
Affiliated investments, at value (cost: $188,088)	191,370
Cash	—	*
Receivable for: Fund shares sold	79
Dividends and interest	445
Expense reimbursement due from Investment Adviser	29
Total Assets	192,608
Liabilities:
Payable for:
Investments purchased	445
Fund shares redeemed	604
Management fee	16
Administration fee	7
Transfer agent fees	24
Trustees' fees	2
Custody fees	2
Reports to shareholders	57
12b-1 Service & Distribution fees	93
Deferred Trustees' fees	6
Other liabilities	6
Total Liabilities	1,262
Net Assets	$191,346
Composition of Net Assets:
Paid in capital	$180,294
Undistributed net investment income	3,327
Accumulated net realized gain	4,443
Net unrealized appreciation on investments	3,282
Net Assets	$191,346
Net asset value per share – Class A (a)	$12.53
(Net assets/shares)	($63,627/5,076)
Maximum offering price per share – Class A (b)	$13.29
(Net asset value per share/front-end sales charge)	($12.53/0.9425)
Net asset value and offering price per share – Class B (a)	$12.53
(Net assets/shares)	($73,634/5,876)
Net asset value and offering price per share – Class C (a)	$12.52
(Net assets/shares)	($27,319/2,182)
Net asset value, offering and redemption price per share – Class Z	$12.53
(Net assets/shares)	($26,766/2,136)

*Rounds to less than $500.

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

Columbia Thermostat Fund

>Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2006

(in thousands)
Investment Income:
Dividends from affiliated investment company shares	$4,130
Interest income	17
Total Investment Income	4,147
Expenses:
Management fee	99
Administration fee	40
12b-1 Service and Distribution fees:
Class A	85
Class B	324
Class C	138
Transfer agent fees:
Class A	51
Class B	71
Class C	25
Class Z	13
Trustees' fees	2
Custody fees	2
Reports to shareholders	70
Compliance fees	3
Non-recurring costs (See Note 7)	1
Other expenses	55
Total expenses	979
Less custody fees paid indirectly	— *
Less reimbursement of expenses by Investment Adviser	(153)
Less fees waived by Transfer Agent	(31)
Non-recurring costs reimbursed (See Note 7)	(1)
Net Expenses	794
Net Investment Income	3,353
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Affiliated investments	4,104
Distributions from affiliated investment company shares	880
Net realized gain	4,984
Net change in unrealized appreciation (depreciation) on affiliated investments	(3,742)
Net realized and unrealized gain	1,242
Net Increase in Net Assets from Operations	$4,595

*Rounds to less than $500.

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Statement of Changes in Net Assets

Increase in Net Assets:	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005
Operations:
Net investment income	$3,353	$5,484
Net realized gain on affiliated investments and distributions from affiliated investment company shares	4,984	14,700
Net change in net unrealized appreciation (depreciation) on affiliated investments	(3,742)	(10,409)
Net Increase from Operations	4,595	9,775
Distributions Declared to Shareholders From:
Net investment income – Class A	(70)	(2,069)
Net realized gain – Class A	(1,229)	(4,875)
Net investment income – Class B	— *	(1,831)
Net realized gain – Class B	(1,409)	(5,382)
Net investment income – Class C	—	(617)
Net realized gain – Class C	(520)	(1,972)
Net investment income – Class Z	(98)	(797)
Net realized gain – Class Z	(504)	(1,697)
Total Distributions to Shareholders	(3,830)	(19,240)
Share Transactions:
Subscriptions – Class A	4,262	15,104
Distributions reinvested – Class A	1,185	6,273
Redemptions – Class A	(13,279)	(24,089)
Net Decrease – Class A	(7,832)	(2,712)
Subscriptions – Class B	2,467	8,919
Distributions reinvested – Class B	1,280	6,512
Redemptions – Class B	(8,800)	(11,391)
Net Increase (Decrease) – Class B	(5,053)	4,040
Subscriptions – Class C	2,960	5,664
Distributions reinvested – Class C	460	2,303
Redemptions – Class C	(4,467)	(9,480)
Net Decrease – Class C	(1,047)	(1,513)
Subscriptions – Class Z	2,323	5,843
Distributions reinvested – Class Z	578	2,384
Redemptions – Class Z	(1,744)	(2,485)
Net Increase – Class Z	1,157	5,742
Net Increase (Decrease) from Share Transactions	(12,775)	5,557
Total Decrease in Net Assets	(12,010)	(3,908)
Net Assets:
Beginning of period	203,356	207,264
End of period	$191,346	$203,356
Undistributed Net Investment Income	$3,327	$142

*Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Thermostat Fund

>Statement of Changes in Net Assets, continued

Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2006	2005
Subscriptions – Class A	333	1,151
Shares issued in reinvestment and capital gains – Class A	95	497
Less shares redeemed – Class A	(1,039)	(1,840)
Net Decrease – Class A	(611)	(192)
Subscriptions – Class B	193	684
Shares issued in reinvestment and capital gains – Class B	102	515
Less shares redeemed – Class B	(689)	(870)
Net Increase (Decrease) – Class B	(394)	329
Subscriptions – Class C	232	434
Shares issued in reinvestment and capital gains – Class C	37	182
Less shares redeemed – Class C	(350)	(725)
Net Decrease – Class C	(81)	(109)
Subscriptions – Class Z	182	446
Shares issued in reinvestment and capital gains – Class Z	46	189
Less shares redeemed – Class Z	(136)	(189)
Net Increase – Class Z	92	446
Net Increase (Decrease) in Shares of Beneficial Interest	(994)	474

See accompanying notes to financial statements.

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Columbia Thermostat Fund

>Financial Highlights

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,		Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$12.49		$13.11	$12.30	$10.10
Income from Investment Operations
Net investment income (a)	0.23		0.39	0.28	0.18
Net realized and unrealized gain	0.06		0.29	0.81	2.15
Total from Investment Operations	0.29		0.68	1.09	2.33
Less Distributions Declared to Shareholders
From net investment income	(0.01)		(0.39)	(0.25)	(0.13)
From net realized gains	(0.24)		(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.25)		(1.30)	(0.28)	(0.13)
Net Asset Value, End of Period	$12.53		$12.49	$13.11	$12.30
Total Return (c)(d)	2.37	%(e)	5.25%	8.92%	23.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	0.50	%(h)	0.50%	0.50%	0.57	%(h)
Net investment income (g)	3.65	%(h)	2.97%	2.23%	1.86	%(h)
Reimbursement/waiver	0.17	%(h)	0.15%	0.33%	0.66	%(h)
Portfolio turnover rate	29	%(e)	96%	67%	61%
Net assets at end of period (000's)	$63,627		$71,034	$77,092	$42,271

(a)  Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had no impact.

(h)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,		Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$12.51		$13.14	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.20		0.31	0.19	0.10
Net realized and unrealized gain	0.06		0.28	0.83	2.16
Total from Investment Operations	0.26		0.59	1.02	2.26
Less Distributions Declared to Shareholders
From net investment income	—		(0.31)	(0.17)	(0.04)
From net realized gains	(0.24)		(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.24)		(1.22)	(0.20)	(0.04)
Net Asset Value, End of Period	$12.53		$12.51	$13.14	$12.32
Total Return (c)(d)	2.10	%(e)	4.56%	8.27%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	1.10	%(h)	1.10%	1.18%	1.32	%(h)
Net investment income (g)	3.09	%(h)	2.39%	1.55%	1.06	%(h)
Reimbursement/waiver	0.21	%(h)	0.19%	0.29%	0.66	%(h)
Portfolio turnover rate	29	%(e)	96%	67%	61%
Net assets at end of period (000's)	$73,634		$78,444	$78,040	$51,501

(a)  Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had no impact.

(h)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,		Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$12.51		$13.13	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.19		0.29	0.19	0.11
Net realized and unrealized gain	0.06		0.29	0.81	2.15
Total from Investment Operations	0.25		0.58	1.00	2.26
Less Distributions Declared to Shareholders
From net investment income	—		(0.29)	(0.16)	(0.04)
From net realized gains	(0.24)		(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.24)		(1.20)	(0.19)	(0.04)
Net Asset Value, End of Period	$12.52		$12.51	$13.13	$12.32
Total Return (c)(d)	2.02	%(e)	4.49%	8.13%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Expenses (f)(g)	1.25	%(h)	1.25%	1.25%	1.32	%(h)
Net investment income (g)	2.96	%(h)	2.21%	1.48%	1.10	%(h)
Reimbursement/waiver	0.21	%(h)	0.19%	0.26%	0.66	%(h)
Portfolio turnover rate	29	%(e)	96%	67%	61%
Net assets at end of period (000's)	$27,319		$28,316	$31,161	$20,087

(a)  Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had no impact.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

>Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Thermostat Fund (the "Fund"), is a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report. The semiannual report for the other series of the Trust is also included in this report. Generally you may exchange your Class Z shares of the Fund for shares of another Fund distributed by Columbia Management Distributors, Inc. at no additional charge. See "Fund Policy on Trading of Fund Shares" as disclosed within the Fund's prospectus.

The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a 'fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of June 30, 2006, the Fund invested in six stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select, Columbia Large Cap Value Fund, Columbia Acorn International, Columbia Dividend Income Fund and Columbia Large Cap Enhanced Core Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia Conservative High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.  Significant Accounting Policies

>Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. High quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

>Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial

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statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

>Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2005 was as follows:

(in thousands)
Distributions paid from:
Ordinary Income*	$8,262
Long-Term Capital Gains	10,978

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

>Expense Limit

Columbia WAM has contractually agreed to reimburse the direct operating expenses (exclusive of 12b-1 service and distribution fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class A, Class B and Class C shares annually through April 30, 2007.

Fees reimbursed amounted to $153,234 for the six months ended June 30, 2006.

Columbia Thermostat Fund

>Notes to Financial Statements (Unaudited), continued

Columbia WAM has the right to recoup expense reimbursement payments made to the Fund through December 31, 2006. No expenses were recouped through June 30, 2006.

Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Columbia Acorn Trust
Average daily net asset value:
On the first $8 billion	0.05%
Next $8 billion	0.04%
Average daily net asset value in excess of $16 billion	0.03%

For the six months ended June 30, 2006, the Fund's effective administration fee rate was 0.041%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Fund.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

For the six months ended June 30, 2006, the Fund has been advised that CMDI retained $16,790 in underwriting discounts on the sale of Class A shares and received CDSCs of $115,164 and $4,142, respectively, on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires the Fund paid CMDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. Effective August 1, 2006 the monthly distribution fee rate for Class B shares was reduced to 0.50% annually, of the average daily net assets. For the period covered by this report the monthly distribution fee was 0.60% for Class B shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has agreed to waive the reimbursement for certain out-of-pocket expenses for the period covered by this report. Expenses waived by the Transfer Agent for the six months ended June 30, 2006 were $30,576.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the six months ended June 30, 2006 were $2,362.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance expenses" in the Statement of Operations.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2006.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2006 were:

(in thousands)
Purchases	$57,973
Proceeds from sales	69,846

7.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn

1-800-922-6769

International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds.

In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, all of the parties to the MDL Action executed a letter settlement agreement intended to fully resolve all of the lawsuits consolidated in the MDL Action aswell as the Fair Valuation Lawsuit. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a notice of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction cost or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any Fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the six months ended June 30, 2006, Columbia Management has assumed $934 of consulting services and legal fees incurred by the Fund in connection with these matters.

[Excerpts from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel

2006

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Acorn Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Acorn Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Acorn Fund.

On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 20, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Contract Review Committee of the Board of Trustees.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints, an issue posed by the size of the Acorn Fund and by some of the observations from the 2005 Evaluation. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2005 Evaluation. In particular, the Contract Committee considered the possible introduction of a two-tiered fee structure that would set fees on the basis of a combined CWAM complex level and individual fund level. The Committee concluded that such a fee structure might be confusing to shareholders, though it has not foreclosed such a structure in the future. The Committee is continuing to consider whether economies of scale are appropriately reflected in the Funds' fee schedules.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for most of the Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn USA and Acorn Select were ranked by both Lipper and Morningstar below many of their peers, and therefore impose higher fees than do some of their competitors.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of most peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of Acorn International and Acorn International Select.

3.  Continue to monitor CWAM's capacity limitations to insure that Acorn Fund's expanding assets do not impair investment performance.

Robert P. Scales

July 18, 2006

Columbia Acorn Family of Funds Class A, B and C Share Information

Minimum Initial Investment in
Columbia Acorn International,
Columbia Acorn International
Select and Columbia
Thermostat Fund	$1,000 $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000
Minimum Initial Investment in Columbia Acorn Select	$50,000
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.12%	0.21%	0.16%
Net Expense Ratio	1.01%	1.70%	1.80%
Columbia Acorn International	Class A	Class B	Class C
Management Fees	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.19%	0.30%	0.22%
Net Expense Ratio	1.22%	1.93%	2.00%
Columbia Acorn USA	Class A	Class B	Class C
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.13%	0.24%	0.18%
Net Expense Ratio	1.25%	1.96%	2.05%
Columbia Acorn International Select	Class A	Class B	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.41%	0.50%	0.46%
Net Expense Ratio	1.60%	2.29%	2.40%
Columbia Acorn Select	Class A	Class B	Class C
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.16%	0.28%	0.22%
Net Expense Ratio	1.23%	1.95%	2.04%
Columbia Thermostat*	Class A	Class B	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%
Other Expenses	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.10%	1.25%

    Fees and expenses are for the six months ended June 30, 2006 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any), net of custody fees paid indirectly, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2007. The Funds' adviser and/or affiliates have voluntarily agreed to waive a portion of "other expenses" for the Columbia Acorn Family of Funds.

  *  Does not include estimated fees and expenses of 0.71% incurred by the Fund from the underlying portfolio funds.

Columbia Acorn

Family of Funds

Trustees

Robert E. Nason

Chairman

Allan B. Muchin

Vice Chairman

Margaret Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

Patricia H. Werhane

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Treasurer and Secretary

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Michelle H. Rhee

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Senior Vice President, Chief Legal Officer
and General Counsel

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call (800) 922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Fund's website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

1-800-922-6769

Directions to the 2006 Annual Shareholder Information Meeting

The Chase Bank Auditorium is located on the Plaza Level of the Chase Bank building. The Chase Bank building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

From the south:

Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the north:

Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

From the west:

Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

From the southwest:

Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

  Parking Information for 2006 Annual Shareholder Information Meeting

A public lot is located at 172 West Madison, between Wells and LaSalle, on the north side of the street. The entrance is on Madison. Madison is a one-way west street. This lot is approximately two blocks west of the Chase Bank building.

Valet parking is available at 183 West Monroe, between Wells and LaSalle, on the south side of the street. The entrance is on Monroe. Monroe is a one-way east street. No vans or trucks are allowed to park at this lot. This lot is approximately three blocks west of the Chase Bank building.

55 East Monroe (formerly Mid-Continental Plaza Parking) is located on East Monroe Street two and one half blocks east of the Chase Bank building. The entrance is on the south side (right) of Monroe Street, between Wabash and Michigan Avenues. Monroe is a one-way street east.

Grant Park Underground (indoor) parking is located three blocks east of the Chase Bank building on Monroe Street. The entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is a one-way east.

For directions using public transportation, call (312) 836-7000 for CTA travel information or visit the CTA website at www.transitchicago.com. For Metra information call (312) 322-6777 during business hours or find information at www.metrarail.com.

Join Us!

September 26, 2006

Meet your portfolio managers, analysts
and fellow shareholders

at

Columbia Acorn Funds
2006 Annual Shareholder
Information Meeting

Chase Auditorium
(formerly Bank One Auditorium)
38 South Dearborn Street
Chicago, IL 60602

Columbia Acorn Family of Funds

Class A, B, C Shares

Semiannual Report – June 30, 2006

PRSRT STD

U.S. POSTAGE

PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/112004-0606 (08/06) 06/28577

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Columbia Acorn Trust

By (Signature and Title)	/s/	Charles P. McQuaid
Charles P. McQuaid, President

Date		August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/	Charles P. McQuaid
Charles P. McQuaid, President

Date		August 25, 2006

By (Signature and Title)	/s/	Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date		August 25, 2006